UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund: BlackRock Funds IV

BlackRock Global Long/Short Credit Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

ANNUAL REPORT

BlackRock Funds IV

▶	BlackRock Global Long/Short Credit Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www. blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2019	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund’s Institutional, Investor A and Class K Shares outperformed the benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, while the Fund’s Investor C Shares underperformed the benchmark.

What factors influenced performance?

The Fund’s U.S. strategies led performance for the 12-month period ended July 31, 2019. Drivers of return included U.S. absolute return strategies, particularly idiosyncratic long positions with exposure to credits in the technology and aerospace sectors. Event trades in the United States were also accretive, primarily in technology, retail and pharmaceuticals, where the investment adviser was able to build positions around industry consolidation or headline risk.

Carry (income) strategies in the United States also contributed to Fund performance where the Fund had exposure to floating rate loan interests (“bank loans”) and enhanced equipment trust certificates (“EETCs”). Performance of EETCs benefited from strong underlying credit performance and positive second quarter of 2019 airline earnings results, along with a positive technical environment.

Despite heightened global volatility in the fourth quarter of 2018, directional risk benefited the Fund throughout the period. In the United States, contributions were led by exposure to high yield, investment grade and crossover (rated investment grade by one of the major rating agencies) corporate credits, while in Europe, exposure to high yield and capital securities helped performance.

The most significant detractors from Fund returns were short positions in U.S. industrial investment grade corporates, especially within technology and telecommunications. Additionally, a U.S. absolute return trade in a media company in which the Fund was long and short different pieces of the capital structure detracted from performance. Specifically, the long equity position detracted as the company has not adapted effectively to changes in the media environment driven by cord cutting consumers.

Global strategies to manage risk were a small detractor in the aggregate for the period, despite contributing positively during the heightened volatility seen in the fourth quarter of 2018 and second quarter of 2019. These included the use of equity options, as well as positions in credit indices designed to mitigate some of the risk from our long bond positions in high yield and crossover credits. Within absolute return strategies, a European event trade designed to benefit from rising interest rates and spread widening in which the Fund was short a basket of investment grade corporates detracted slightly, as the European Central Bank decided not to raise rates in the first half of 2019 and spreads tightened.

As part of its investment strategy, the Fund uses derivatives to manage duration (sensitivity to interest rate movements) and currency risk. The Fund also has the flexibility to utilize derivatives in order to express a positive or negative view on a particular issuer or sector, or to manage overall credit risk. Derivatives may also serve as a more liquid way to express exposures depending on the market environment. During the period, the Fund’s derivative holdings had a net positive impact on performance. While derivatives such as swaps and options to manage potential downside moves in the equity market and by single issuers was a slight detractor, the use of forward foreign currency transactions, which help manage non-dollar currency exposure back to U.S. dollars, more than offset these losses.

The Fund’s cash position was somewhat elevated during the period, in part because the Fund may express long and short positions via the credit default swap market, which does not require a cash outlay as with traditional cash bonds. Additionally, the cash exposure was due to de-risking in the portfolio throughout the fourth quarter of 2018 and second quarter of 2019. While the cash position did not have a material impact on the Fund’s performance, the decision to reduce risk in the portfolio helped protect against increased volatility.

Describe recent portfolio activity.

The Fund’s net long position in Europe was reduced to a market neutral position given elevated concerns around Brexit, the possibility of recession in individual countries and negative interest rates. The primary reduction in the European net long came from within long credit positions, especially within investment grade corporates. Additionally, the Fund increased its risk strategies through the use of derivatives such as credit default swaps to help protect the Fund from bouts of volatility. In European absolute return strategies, the telecommunications sector provided opportunities for the Fund to build event trades as companies look to pay down debt and as the sector continues to consolidate.

In the United States, directional exposure was tactically increased early in 2019 to participate in the strong performance of credit assets. However, in an effort to de-risk the portfolio, directional risk was brought down throughout May, June and July, specifically by reducing exposure to high yield and investment grade corporates. The Fund also reduced carry strategies beginning late in the third quarter of 2018 as bank loans began to experience some weakness. EETCs remained a large portion of the Fund’s carry positioning, given attractive yields and the positive fundamental and technical backdrop for the asset class.

While the gross exposure to U.S. absolute return strategies remained reasonably stable, the investment adviser built out new positions in telecommunication, technology and pharmaceutical credits as changing industry dynamics have fostered opportunities on both the long and short side.

Describe Fund positioning at period end.

At period end, the Fund maintained diversified exposure to credit risk. The Fund held a larger allocation to absolute return strategies, which stand to benefit from relatively high volatility and dispersion of returns as markets react to such factors as geopolitical developments, central bank policies, commodity price movements and corporate earnings results. While directional risk remained an element of the portfolio, it was at a relatively low level by the Fund’s historical standards.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock Global Long/Short Credit Fund

The Fund ended the period with a net long credit position in Europe with 4% of net assets, 41% in the United States, 5% in Asia and Emerging Markets, and 50% of net assets overall.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(c)

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Global Long/ Short Credit Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.

Performance Summary for the Period Ended July 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.36%	3.35%	3.40%	2.83%	N/A	1.54%	N/A	2.68%	N/A
Investor A	2.99	2.99	3.30	2.60	(1.50)%	1.28	0.46%	2.42	1.89%
Investor C	2.36	2.36	2.94	1.72	0.75	0.53	0.53	1.67	1.67
Class K	3.44	3.44	3.50	2.91	N/A	1.62	N/A	2.73	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	—	—	1.23	2.34	N/A	0.91	N/A	0.60	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Global Long/ Short Credit Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Predecessor Fund commenced operations on September 30, 2011.

N/A — Not Applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of July 31, 2019 (continued)	BlackRock Global Long/Short Credit Fund

Expense Example

	Actual				Hypothetical (a)
			Including dividend expense, interest expense and broker fees and expenses on short sales	Excluding dividend expense, interest expense and broker fees and expenses on short sales		Including dividend expense, interest expense and broker fees and expenses on short sales		Excluding dividend expense, interest expense and broker fees and expenses on short sales
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (b)	Ending Account Value (07/31/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,034.00	$8.47	$5.45	$1,000.00	$1,016.46	$8.40	$1,019.44	$5.41
Investor A	1,000.00	1,033.00	9.63	6.60	1,000.00	1,015.32	9.54	1,018.30	6.56
Investor C	1,000.00	1,029.40	13.49	10.52	1,000.00	1,011.50	13.37	1,014.43	10.44
Class K	1,000.00	1,035.00	8.12	5.10	1,000.00	1,016.81	8.05	1,019.79	5.06

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.68% for Institutional, 1.91% for Investor A, 2.68% for Investor C and 1.61% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.08% for Institutional, 1.31% for Investor A, 2.09% for Investor C and 1.01% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (a)
Country	Long	Short		Total
United States	47%	7%		54%
United Kingdom	6	—	(b)	6
Luxembourg	5	1		6
Spain	4	1		5
Netherlands	3	1		4
Germany	2	1		3
China	3	—	(b)	3
Ireland	3	—	(b)	3
Italy	2	1		3
Cayman Islands	2	—	(b)	2
Canada	2	—	(b)	2
France	1	1		2
Other(c)	6	1		7
Total	86%	14%		100%

(a)	Total investments include the gross market values of long and short positions and exclude Short-Term Securities, Options Purchased and Options Written.
(b)	Represents less than 1% of the Fund’s total investments.
(c)	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa(c)	3%
AA/Aa	1
A	4
BBB/Baa	15
BB/Ba	26
B	35
CCC/Caa	6
CC/Ca	—	(d)
D	1
NR	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and borrowed bonds and investments sold short.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/ or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

BENEFITS AND RISKS OF LEVERAGING / ABOUT FUND PERFORMANCE	7

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous pages (which is based on a hypothetical investment of $1,000 invested on February 1, 2019 and held through July 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 5.9%

Cayman Islands — 1.8%(a)(b)
Allegro CLO VI Ltd., Series 2017-2A, Class C, (LIBOR USD 3 Month + 1.80%), 4.10%, 01/17/31	USD	1,600	$1,551,655
ALM VIII Ltd., Series 2013-8A, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.79%, 10/15/28		2,750	2,755,314
AMMC CLO XII Ltd., Series 2013-12A, Class CR, (LIBOR USD 3 Month + 1.90%), 4.45%, 11/10/30		1,500	1,443,469
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class C, (LIBOR USD 3 Month + 1.80%), 4.10%, 04/13/31		1,300	1,243,853
Apidos CLO XV:
Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.29%, 04/20/31		1,000	987,025
Series 2013-15A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.13%, 04/20/31		1,000	967,301
Apidos CLO XX, Series 2015-20A, Class CR, (LIBOR USD 3 Month + 2.95%), 5.27%, 07/16/31		1,000	967,639
Ares XLIX CLO Ltd., Series 2018-49A, Class B, (LIBOR USD 3 Month + 1.65%), 3.93%, 07/22/30		1,000	989,719
Ares XLV CLO Ltd., Series 2017-45A, Class D, (LIBOR USD 3 Month + 3.05%), 5.35%, 10/15/30		300	291,859
Battalion CLO X Ltd.:
Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.53%, 01/24/29		3,000	2,998,441
Series 2016-10A, Class A2R, (LIBOR USD 3 Month + 1.80%), 4.08%, 01/24/29		2,000	1,993,240
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.05%, 07/15/29		1,800	1,793,047
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class D, (LIBOR USD 3 Month + 3.25%), 5.55%, 10/17/30		1,105	1,089,379
CIFC Funding Ltd.:
Series 2013-2A, Class B1LR, (LIBOR USD 3 Month + 3.05%), 5.35%, 10/18/30		1,000	964,629
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.33%, 04/24/30		1,000	995,353
Dewolf Park CLO Ltd.:
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.15%), 4.45%, 10/15/30		1,000	985,071
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.15%), 5.45%, 10/15/30		1,000	982,811
Dryden 50 Senior Loan Fund, Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 4.55%, 07/15/30		1,500	1,489,687
Elevation CLO Ltd., Series 2017-7A, Class C, (LIBOR USD 3 Month + 1.90%), 4.20%, 07/15/30		1,000	968,271

Security	Par (000)		Value
Cayman Islands (continued)
Highbridge Loan Management Ltd., Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.57%, 02/05/31	USD	550	$544,861
HPS Loan Management Ltd., Series 11A-17, Class C, (LIBOR USD 3 Month + 2.35%), 4.92%, 05/06/30		1,575	1,562,557
Madison Park Funding XIX Ltd.:
Series 2015-19A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.53%, 01/22/28		3,000	2,998,381
Series 2015-19A, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.03%, 01/22/28		2,000	1,997,668
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.46%, 04/25/29		1,000	1,001,121
Madison Park Funding XXVII Ltd., Series 2018-27A, Class B, (LIBOR USD 3 Month + 1.80%), 4.08%, 04/20/30		1,000	964,474
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class CR, (LIBOR USD 3 Month + 2.05%), 4.35%, 10/15/29		1,000	974,197
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class CR, (LIBOR USD 3 Month + 1.60%), 3.88%, 04/20/27		1,000	965,858
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class C, (LIBOR USD 3 Month + 1.75%), 4.05%, 10/18/30		1,000	957,349
OCP CLO Ltd., Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 4.47%, 11/20/30		1,000	974,146
Octagon Investment Partners 32 Ltd.:
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.25%), 4.55%, 07/15/29		1,000	993,944
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.40%), 5.70%, 07/15/29		1,000	997,204
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, (LIBOR USD 3 Month + 1.17%), 3.47%, 07/15/29		550	549,527
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.03%, 01/22/30		1,000	954,960
OHA Credit Partners XIV Ltd., Series 2017-14A, Class C, (LIBOR USD 3 Month + 1.80%), 4.08%, 01/21/30		2,000	1,924,173
OZLM XX Ltd., Series 2018-20A, Class B, (LIBOR USD 3 Month + 1.95%), 4.23%, 04/20/31		1,000	970,665
Palmer Square Loan Funding Ltd., Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 0.00%, 08/20/27		1,500	1,500,000
Regatta Funding LP, Series 2013-2A, Class A1R2, (LIBOR USD 3 Month + 1.25%), 3.55%, 01/15/29		500	499,796

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands (continued)
Rockford Tower CLO Ltd.:
Series 2017-3A, Class C, (LIBOR USD 3 Month + 1.80%), 4.08%, 10/20/30	USD	1,000	$972,978
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 3.62%, 05/20/31		1,500	1,481,603
TICP CLO XII Ltd., Series 2018-12A, Class D, (LIBOR USD 3 Month + 2.80%), 5.10%, 01/15/31		1,000	967,742
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month + 0.89%), 3.19%, 04/15/29		700	695,603
Voya CLO Ltd., Series 2014-1A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.20%, 04/18/31		700	678,934
York CLO 2 Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.13%, 01/22/31		1,500	1,453,031
York CLO 4 Ltd., Series 2016-2A, Class A, (LIBOR USD 3 Month + 1.63%), 3.91%, 01/20/30		2,200	2,206,591

			55,245,126

European Union — 0.1%
Avoca CLO DAC, Series 2018X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31(b)	EUR	3,800	3,919,515

Ireland — 2.0%
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(b)		2,000	2,181,371
Aqueduct European CLO DAC, Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(b)		919	936,085
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(b)		3,233	3,515,916
Aurium CLO II DAC, Series 2X, Class ER, (EURIBOR 3 Month + 5.10%), 5.10%, 10/13/29(b)		650	716,555
Avoca CLO XV DAC:
Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(b)		3,530	3,576,659
Series 15X, Class FR, (EURIBOR 3 Month + 5.84%), 5.84%, 04/15/31(b)		3,425	3,289,371
Series 15X, Class M1, 0.00%, 04/15/31(c)		5,300	4,480,734
Avoca CLO XX DAC, Series 20X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 07/15/32(b)		1,109	1,184,019
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(b)		2,400	2,482,459
Cadogan Square CLO X DAC, Series 10X, Class M, 0.00%, 10/25/30(c) .		1,100	990,745
CIFC European Funding CLO I DAC, Series 1X, Class E, (EURIBOR 3 Month + 5.86%), 0.00%, 07/15/32(b)		1,722	1,849,066
CVC Cordatus Loan Fund IV Ltd., Series 4X, Class SUB, 0.00%, 04/22/30(c)		12,600	8,800,338

Security	Par (000)		Value

Ireland (continued)
CVC Cordatus Loan Fund VI DAC:
Series 6X, Class ER, (EURIBOR 3 Month + 4.51%), 4.51%, 04/15/32(b)	EUR	1,660	$1,711,214
Series 6X, Class SUB, 0.00%, 04/15/32(c)		4,445	3,195,049
CVC Cordatus Loan Fund XV DAC, Series 15X, Class E, (EURIBOR 3 Month + 5.78%), 0.00%, 08/26/32(b)		2,600	2,791,854
Euro-Galaxy VII CLO DAC, Series 2019-7X, Class A1, (EURIBOR 3 Month + 1.14%), 1.14%, 04/25/32(b)		4,025	4,481,098
Harvest CLO XXII DAC, Series 22X, Class E, (EURIBOR 3 Month + 6.11%), 0.00%, 01/15/32(b)		2,500	2,670,637
OCP Euro CLO DAC, Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32(b)		1,000	1,012,659
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(b)		800	866,525
OZLME, Series 4X, Class B1, (EURIBOR 3 Month + 1.35%), 1.35%, 10/15/31(b)		4,770	5,266,046
Providus CLO III DAC, Series 3X, Class E, (EURIBOR 3 Month + 5.78%), 0.00%, 07/20/32(b)		2,000	2,148,244
Voya Euro CLO I DAC, Series 1X, Class SUB, (EURIBOR 3 Month + 0.00%), 0.00%, 10/15/30(b)		2,894	2,860,694

			61,007,338

Netherlands — 0.7%
Avoca CLO XIV DAC:
Series 14X, Class ER, (EURIBOR 3 Month + 4.70%), 4.70%, 01/12/31(b)		1,970	2,068,824
Series 14X, Class FR, (EURIBOR 3 Month + 6.35%), 6.35%, 01/12/31(b)		2,200	2,197,359
Series 14X, Class SUB, 0.00%, 01/12/31(c)		1,500	1,153,813
Cairn CLO IX BV(b):
Series 2018-9X, Class B1, (EURIBOR 3 Month + 1.00%), 1.00%, 03/21/32		4,300	4,695,460
Series 2018-9X, Class E, (EURIBOR 3 Month + 4.13%), 4.13%, 04/25/32		1,760	1,766,265
OZLME III DAC:
Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(b)		1,600	1,674,291
Series 3X, Class SUB, 0.00%, 08/24/30(c)		5,300	4,656,054
Tikehau CLO, Series 5X, Class E, (EURIBOR 3 Month + 5.82%), 0.00%, 04/15/32(b)		1,457	1,552,415

			19,764,481

United States — 1.3%(a)
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(d)	USD	4,393	4,414,952
Long Point Park CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 4.00%, 01/17/30(b)		1,000	960,407

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Navient Private Education Loan Trust:
Series 2014-CTA, Class A, (LIBOR USD 1 Month + 0.70%), 3.03%, 09/16/24(b)	USD	93	$93,093
Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 4.07%, 10/17/44(b)		1,500	1,508,838
Series 2015-AA, Class A3, (LIBOR USD 1 Month + 1.70%), 4.03%, 11/15/30(b)		4,705	4,811,525
Series 2015-AA, Class B, 3.50%, 12/15/44		1,400	1,402,655
OneMain Financial Issuance Trust, Series 2015-1A, Class B, 3.85%, 03/18/26		1,687	1,688,519
SLM Private Education Loan Trust:
Series 2011-B, Class A3, (LIBOR USD 1 Month + 2.25%), 4.57%, 06/16/42(b)		9,349	9,447,589
Series 2013-B, Class B, 3.00%, 05/16/44		5,640	5,640,978
SMB Private Education Loan Trust, Series 2015-C, Class B, 3.50%, 09/15/43		9,225	9,361,591

			39,330,147

Total Asset-Backed Securities — 5.9% (Cost: $194,460,768)			179,266,607

		Shares

Common Stocks — 0.8%

Netherlands — 0.1%
Altice Europe NV(e)		799,423	2,976,127

United States — 0.7%
Ascent Resources — Marcellus LLC(d)(e)		1,007,612	78,719
Ascent Resources — Marcellus LLC, Class A(d)(e)		86,655	216,638
CBS Corp. (Non-Voting), Class B		60,000	3,090,600
Clear Channel Outdoor Holdings, Inc.(e)		14,433	43,732
iHeartMedia, Inc., Class A(e)		722	10,801
Lions Gate Entertainment Corp., Class A		387,490	5,002,496
Mylan NV(e)		270,000	5,643,000
Walt Disney Co. (The)		52,855	7,558,794

			21,644,780

Total Common Stocks — 0.8% (Cost: $36,265,432)			24,620,907

		Par (000)

Corporate Bonds — 60.5%

Australia — 0.1%
Mineral Resources Ltd., 8.13%, 05/01/27(a)		60	62,994
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28		900	917,228
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(b)		477	504,650

Security		Par (000)	Value

Australia (continued)
Santos Finance Ltd.:
4.13%, 09/14/27	USD	286	$284,496
5.25%, 03/13/29		900	948,884
Transurban Queensland Finance Pty. Ltd., 4.50%, 04/19/28		400	417,917

			3,136,169

Austria — 0.0%
Erste Group Bank AG, (EUR Swap
Annual 5 Year + 9.02%), 8.88%(b)(f)	EUR	200	254,296

Bahrain — 0.0%
Oil and Gas Holding Co. B.S.C.C (The), 7.50%, 10/25/27	USD	350	388,763

Belgium — 0.5%
House of Finance NV (The), 4.38%, 07/15/26	EUR	232	262,947
KBC Group NV, (EUR Swap Annual 5 Year + 3.59%), 4.25%(b)(f)		7,400	8,065,056
Solvay Finance SA, (EUR Swap Annual 5 Year + 3.70%), 5.42%(b)(f)		1,258	1,608,460
Solvay SA, (EUR Swap Annual 5 Year + 3.92%), 4.25%(b)(f)		3,000	3,670,980
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(a)	USD	200	202,400

			13,809,843

Canada — 1.3%
1011778 BC ULC(a): 4.25%, 05/15/24		288	294,342
5.00%, 10/15/25		792	807,840
Air Canada Pass-Through Trust(a):
Series 2013-1, Class B, 5.38%, 05/15/21		1,155	1,189,222
Series 2015-2, Class B, 5.00%, 12/15/23		14,400	15,022,039
Series 2017-1, Class B, 3.70%, 01/15/26		18,042	17,953,920
Bombardier, Inc.(a):
8.75%, 12/01/21		152	165,680
5.75%, 03/15/22		26	26,552
6.13%, 01/15/23		120	121,800
7.50%, 12/01/24		254	261,861
7.50%, 03/15/25		323	328,451
7.88%, 04/15/27		659	667,238
Entertainment One Ltd., 4.63%, 07/15/26	GBP	306	381,430
Fairstone Financial, Inc., 7.88%, 07/15/24(a)	USD	33	33,990
GFL Environmental, Inc.(a):
7.00%, 06/01/26		136	140,420
8.50%, 05/01/27		112	122,640
Intertape Polymer Group, Inc., 7.00%, 10/15/26(a)		42	43,470
Mattamy Group Corp.(a):
6.88%, 12/15/23		61	63,287
6.50%, 10/01/25		33	34,568
MEG Energy Corp.(a):
6.38%, 01/30/23		52	49,660
6.50%, 01/15/25		263	263,000
Mercer International, Inc.:
6.50%, 02/01/24		36	36,360
5.50%, 01/15/26		51	48,960
New Gold, Inc., 6.25%, 11/15/22(a)		93	88,815
Norbord, Inc., 6.25%, 04/15/23(a)		67	71,020

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
NOVA Chemicals Corp., 4.88%, 06/01/24(a)	USD	29	$29,876
Parkland Fuel Corp., 5.88%, 07/15/27(a)		66	67,897
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)		155	161,200
Seven Generations Energy Ltd.(a):
6.88%, 06/30/23		15	15,337
5.38%, 09/30/25		37	35,243
Superior Plus LP, 7.00%, 07/15/26(a)		97	102,335
Tervita Corp., 7.63%, 12/01/21(a)		109	111,180
Titan Acquisition Ltd., 7.75%, 04/15/26(a)		298	270,435
Videotron Ltd., 5.13%, 04/15/27(a)		155	162,362
Xplornet Communications, Inc., 9.63%, (9.63% Cash or 10.63% PIK), 06/01/22(a)(g)		58	59,455

			39,231,885

Cayman Islands — 0.0%
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(a)(g)		157	156,309
Pearl Holding III Ltd., 9.50%, 12/11/22		400	314,000

			470,309

China — 2.8%
21Vianet Group, Inc., 7.88%, 10/15/21		485	493,673
Agile Group Holdings Ltd.: 8.50%, 07/18/21		400	424,500
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(b)(f)		400	396,750
Anton Oilfield Services Group, 9.75%, 12/05/20		400	409,774
Baidu, Inc., 3.88%, 09/29/23		500	519,191
Baoxin Auto Finance I Ltd.: 7.90%, 02/09/20		290	284,200
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(b)(f)		535	447,945
Beijing Environment Bvi Co. Ltd., 5.30%, 10/18/21		540	553,095
Bi Hai Co. Ltd., 6.25%, 03/05/22		400	411,625
CCTI Ltd., 3.63%, 08/08/22		1,385	1,359,031
CDBL Funding 1, 3.50%, 10/24/27		920	916,550
Central China Real Estate Ltd.:
7.33%, 01/27/20		325	327,031
6.88%, 10/23/20		600	609,750
6.50%, 03/05/21		200	201,000
CFLD Cayman Investment Ltd., 8.63%, 02/28/21		385	397,512
Chalco Hong Kong Investment Co. Ltd.,
4.88%, 09/07/21		655	673,019
Chalieco Hong Kong Corp. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.29%), 5.70%(b)(f)		841	846,519
China Aoyuan Group Ltd.:
7.50%, 05/10/21		900	920,250
7.95%, 09/07/21		650	674,375
7.95%, 02/19/23		755	782,369
China Cinda Finance 2017 I Ltd.,
4.75%, 02/21/29		675	732,862

Security		Par (000)	Value

China (continued)
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 4.25%, 02/27/29(b)	USD	805	$833,678
China Evergrande Group:
6.25%, 06/28/21		219	211,130
9.50%, 04/11/22		465	463,302
4.25%, 02/14/23(h)	HKD	8,000	951,055
10.00%, 04/11/23	USD	600	589,500
7.50%, 06/28/23		338	310,643
8.75%, 06/28/25		255	227,030
China Hongqiao Group Ltd., 7.13%, 07/22/22		225	225,281
China Huadian Overseas Development Management Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.78%), 4.00%(b)(f)		1,965	1,987,106
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22		1,254	1,250,865
China Resources Land Ltd., 4.13%, 02/26/29		395	416,108
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		300	311,250
7.45%, 04/17/21		800	815,840
7.25%, 04/19/23		500	496,875
China Singyes Solar Technologies Holdings Ltd., 0.00%, 02/15/19(e)(i)(j)		447	379,950
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		1,800	1,800,810
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(b)		635	632,420
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		3,000	3,037,500
6.88%, 04/23/21		550	562,375
5.50%, 01/23/22		900	893,860
CITIC Ltd.:
6.80%, 01/17/23		2,000	2,241,995
4.00%, 01/11/28		440	454,850
CMHI Finance BVI Co. Ltd., 5.00%, 08/06/28		635	707,295
CNAC HK Finbridge Co. Ltd.:
4.63%, 03/14/23		1,395	1,456,903
4.88%, 03/14/25		905	972,310
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		2,857	2,885,570
Coastal Emerald Ltd.:
3.95%, 08/01/22		450	452,138
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.45%), 1.00%(b)(f)		790	787,630
Country Garden Holdings Co. Ltd.:
7.25%, 04/04/21		311	314,110
8.00%, 01/27/24		200	217,000
6.50%, 04/08/24		700	736,750
Easy Tactic Ltd.:
9.13%, 07/28/22		450	478,125
8.63%, 02/27/24		700	721,656
8.13%, 07/11/24		280	281,050
European TopSoho SARL, 4.00%, 09/21/21(h)	EUR	4,600	4,885,966
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(b)(f)	USD	1,500	1,518,750

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21	USD	425	$407,587
7.38%, 10/04/21		202	187,254
7.95%, 07/05/22		350	315,437
Franshion Brilliant Ltd., 4.25%, 07/23/29		695	693,846
Fufeng Group Ltd., 5.88%, 08/28/21		677	701,134
Future Land Development Holdings Ltd.:
5.00%, 02/16/20		725	709,594
6.50%, 09/12/20		700	677,031
7.50%, 01/22/21		500	482,969
GLP China Holdings Ltd., 4.97%, 02/26/24		925	969,760
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		600	563,052
Greenland Global Investment Ltd., (LIBOR USD 3 Month + 4.85%), 7.18%, 09/26/21(b)		800	814,000
Guojing Capital BVI Ltd., 3.95%, 12/11/22		600	594,938
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20		617	614,301
Hilong Holding Ltd., 7.25%, 06/22/20		230	228,275
Huachen Energy Co. Ltd., 6.63%, 05/18/20		1,000	613,250
Huarong Finance 2019 Co. Ltd., 4.50%, 05/29/29		1,300	1,339,000
Huayi Finance I Ltd., 4.00%, 12/02/19		200	198,500
Jingrui Holdings Ltd., 9.45%, 04/23/21		500	475,310
Kaisa Group Holdings Ltd., 8.50%, 06/30/22		787	754,782
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(b)(f)		400	349,375
KWG Group Holdings Ltd., 7.88%, 09/01/23		400	405,500
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(b)(f)		500	506,094
Logan Property Holdings Co. Ltd.:
7.50%, 08/25/22		295	305,313
6.50%, 07/16/23		500	498,750
Minmetals Bounteous Finance BVI Ltd., 4.75%, 07/30/25		1,300	1,404,000
New Metro Global Ltd., 6.50%, 04/23/21		1,596	1,507,394
Nuoxi Capital Ltd., 7.45%, 10/16/22		200	186,914
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(b)(f)		1,175	1,174,633
Poly Real Estate Finance Ltd., 4.75%, 09/17/23		700	731,700
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(h)(k)		860	846,549
Powerlong Real Estate Holdings Ltd.:
5.95%, 07/19/20		700	696,500
6.95%, 04/17/21		300	300,000
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		1,003	741,914
Rock International Investment, Inc., 6.63%, 03/27/20		743	505,240

Security		Par (000)	Value

China (continued)
Rongshi International Finance Ltd., 3.75%, 05/21/29	USD	1,665	$1,730,453
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		230	245,525
8.75%, 10/25/22		530	526,025
8.95%, 01/22/23		440	438,900
Scenery Journey Ltd., 11.00%, 11/06/20		600	618,750
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		513	513,000
Shimao Property Holdings Ltd.:
6.38%, 10/15/21		600	626,250
5.60%, 07/15/26		200	201,750
Sino-Ocean Land Treasure IV Ltd., 4.75%, 08/05/29		430	423,782
Sunac China Holdings Ltd.:
6.88%, 08/08/20		303	306,693
7.25%, 06/14/22		430	430,000
Tencent Holdings Ltd.:
3.98%, 04/11/29		1,300	1,366,105
4.53%, 04/11/49		250	279,853
Times China Holdings Ltd.:
6.25%, 01/23/20		1,257	1,260,535
7.63%, 02/21/22		700	719,250
5.75%, 04/26/22		200	196,420
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		986	850,918
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27		465	472,120
Wanda Group Overseas Ltd., 7.50%, 07/24/22		405	406,519
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(b)(f)		277	273,278
Xi Yang Overseas Ltd., 4.30%, 06/05/24		920	926,298
Xinyuan Real Estate Co. Ltd., 9.88%, 03/19/20		410	402,184
Yancoal International Resources Development Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(b)(f)		980	986,125
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		615	615,498
Yuzhou Properties Co. Ltd.:
6.38%, 03/06/21		214	215,070
7.90%, 05/11/21		400	413,750
8.63%, 01/23/22		500	521,116
6.00%, 10/25/23		230	215,912
Zhenro Properties Group Ltd.:
12.50%, 01/02/21		600	642,937
9.15%, 03/08/22		255	260,814

			86,475,423

Czech Republic — 0.0%
Residomo SRO, 3.38%, 10/15/24	EUR	763	879,736

Denmark — 0.0%
DKT Finance ApS:
7.00%, 06/17/23		100	120,511
9.38%, 06/17/23(a)	USD	400	432,980

			553,491

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Finland — 0.0%
Nokia OYJ:
4.38%, 06/12/27	USD	49	$50,592
6.63%, 05/15/39		128	143,360

			193,952

France — 0.9%
Altice France SA:
6.25%, 05/15/24(a)		123	126,997
7.38%, 05/01/26(a)		8,230	8,770,094
5.88%, 02/01/27	EUR	274	330,395
8.13%, 02/01/27(a)	USD	13,368	14,554,410
BNP Paribas SA, (EUR Swap Annual 5 Year + 5.23%), 6.12%(b)(f)	EUR	675	831,243
Casino Guichard Perrachon SA, (EUR Swap Annual 5 Year + 3.82%), 3.99%(b)(f)		500	298,613
CMA CGM SA, 6.50%, 07/15/22		100	96,198
Credit Agricole SA, (EUR Swap Annual 5 Year + 5.12%), 6.50%(b)(f)		450	541,115
Europcar Mobility Group, 4.00%, 04/30/26		100	114,014
Loxam SAS, 3.25%, 01/14/25		100	111,575
Parts Europe SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(b)		184	203,483
4.38%, 05/01/22		580	642,959
(EURIBOR 3 Month + 5.50%), 5.50%, 05/01/22(b)		201	222,507
SPIE SA, 2.63%, 06/18/26		200	228,596

			27,072,199

Germany — 1.3%
ADLER Real Estate AG:
1.88%, 04/27/23		300	343,807
2.13%, 02/06/24		2,392	2,777,757
3.00%, 04/27/26		400	476,617
Alpha 2 BV, 8.75%, (8.75% Cash or 9.50% PIK), 06/01/23(a)(g)	USD	210	206,325
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(b)(f)	EUR	1,400	1,616,317
Bayer US Finance II LLC(a):
4.25%, 12/15/25(l)	USD	2,100	2,204,565
4.38%, 12/15/28		10,000	10,504,322
Commerzbank AG, (USD Swap Semi 5 Year + 5.23%), 7.00%(b)(f)		200	206,130
Consus Real Estate AG, 9.63%, 05/15/24	EUR	7,634	8,049,423
IHO Verwaltungs GmbH(g):
3.62%, (3.62% Cash or 4.38% PIK), 05/15/25		530	591,110
3.88%, (3.88% Cash or 4.63% PIK), 05/15/27(j)		252	277,879
6.00%, (6.00% Cash or 6.75% PIK), 05/15/27(a)	USD	4,600	4,588,500
Nidda BondCo GmbH, 5.00%, 09/30/25	EUR	100	111,444
Platin 1426 GmbH, 5.38%, 06/15/23		3,963	4,427,402
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(b)		1,242	1,405,829
Schaeffler AG, 1.88%, 03/26/24		200	233,875
Summit Properties Ltd., 2.00%, 01/31/25		202	217,845
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		200	236,376
thyssenkrupp AG, 2.88%, 02/22/24		738	854,007
Unitymedia GmbH, 3.75%, 01/15/27		300	353,105

Security		Par (000)	Value

Germany (continued)
Unitymedia Hessen GmbH &Co. KG, 6.25%, 01/15/29	EUR	90	$110,790

			39,793,425

Ghana — 0.2%
Tullow Oil plc, 6.25%, 04/15/22(a)	USD	4,606	4,630,469

Guernsey — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)		566	581,966

Hong Kong — 0.5%
Bank of East Asia Ltd. (The)(b)(f):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.83%), 5.50%		1,062	1,065,651
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%		369	371,537
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25		2,970	3,103,650
CMB Wing Lung Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(b)		492	490,001
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(b)(f)		280	264,600
Hongkong &Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.50%(b)(f)		8,800	6,061,000
Industrial &Commercial Bank of China Asia Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.14%), 4.25%(b)(f)		1,400	1,398,250
Joy Treasure Assets Holdings, Inc., 4.50%, 03/20/29		380	403,038
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		430	438,037
NWD MTN Ltd., 4.13%, 07/18/29		900	891,818
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 02/14/22		260	272,187

			14,759,769

India — 0.2%
Adani Ports &Special Economic Zone Ltd.:
4.00%, 07/30/27		414	417,808
4.38%, 07/03/29		500	510,795
Adani Transmission Ltd., 4.00%, 08/03/26		495	501,497
Delhi International Airport Ltd., 6.45%, 06/04/29		400	421,000
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27		549	567,529
Jubilant Pharma Ltd., 6.00%, 03/05/24		400	412,000
Oil India International Pte. Ltd., 4.00%, 04/21/27		202	207,618
ReNew Power Synthetic, 6.67%, 03/12/24		600	613,875
UPL Corp. Ltd., 4.50%, 03/08/28		1,100	1,126,557
Vedanta Resources Ltd., 7.13%, 05/31/23		1,000	1,003,125

			5,781,804

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Indonesia — 0.1%
Alam Synergy Pte. Ltd., 6.63%, 04/24/22	USD	495	$476,438
Eterna Capital Pte. Ltd., Series B, 0.00%, (0.00% Cash or 8.00% PIK), 12/11/22(g)		236	186,957
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		300	309,206
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		500	533,250
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		650	754,000
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22(l)		1,500	1,601,250
Minejesa Capital BV, 4.63%, 08/10/30		550	561,000

			4,422,101

Ireland — 1.1%
AerCap Ireland Capital DAC:
4.25%, 07/01/20		9,981	10,121,429
4.63%, 07/01/22		6,469	6,785,665
Allied Irish Banks plc, (EUR Swap Annual 5 Year + 7.34%), 7.38%(b)(f)	EUR	1,405	1,661,938
Ardagh Packaging Finance plc:
4.63%, 05/15/23(a)	USD	324	332,100
6.75%, 05/15/24	EUR	397	464,855
7.25%, 05/15/24(a)	USD	872	920,413
4.75%, 07/15/27	GBP	1,035	1,271,250
5.25%, 08/15/27(a)	USD	4,575	4,580,719
Bank of Ireland, (EUR Swap Annual 5 Year + 6.96%), 7.38%(b)(f)	EUR	3,498	4,047,778
Bank of Ireland Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27(b)	GBP	100	120,059
eircom Finance DAC, 3.50%, 05/15/26	EUR	237	272,927
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	313	391,632
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		976	1,225,422

			32,196,187

Israel — 0.6%
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	USD	2,600	2,471,593
Teva Pharmaceutical Finance IV LLC, 2.25%, 03/18/20		2,600	2,578,062
Teva Pharmaceutical Finance Netherlands II BV, 0.38%, 07/25/20	EUR	3,750	4,086,615
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 07/21/21	USD	11,100	10,461,750

			19,598,020

Italy — 1.7%
Assicurazioni Generali SpA, (EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47(b)	EUR	100	128,550
Banca Carige SpA, 0.75%, 07/26/20		500	555,592
Banco BPM SpA:
1.75%, 04/24/23		317	352,235
2.50%, 06/21/24		300	338,838
Diocle Spa, (EURIBOR 3 Month + 3.88%), 3.88%, 06/30/26(b)		291	326,003
Intesa Sanpaolo SpA(b)(f):
(EUR Swap Annual 5 Year + 5.86%), 6.25%		1,600	1,839,108
(USD Swap Semi 5 Year + 5.46%), 7.70%(a)	USD	1,500	1,494,375

Security	Par (000)		Value

Italy (continued)
(EUR Swap Annual 5 Year + 7.19%), 7.75%	EUR	6,600	$8,364,985
Leonardo US Holdings, Inc.(a):
7.38%, 07/15/39	USD	2,027	2,219,565
6.25%, 01/15/40		370	375,550
Nexi Capital SpA, 4.13%, 11/01/23	EUR	52	59,296
Rossini SARL, 6.75%, 10/30/25		758	906,140
Sisal Group SpA, 7.00%, 07/31/23		1,077	1,243,505
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	228	239,446
6.00%, 09/30/34		10	10,150
7.20%, 07/18/36		4	4,460
7.72%, 06/04/38		1,032	1,191,960
Telecom Italia SpA:
4.00%, 04/11/24	EUR	1,266	1,535,416
5.30%, 05/30/24(a)	USD	200	211,250
2.75%, 04/15/25	EUR	408	468,027
5.25%, 03/17/55		1,000	1,231,301
UniCredit SpA(b):
(EUR Swap Annual 5 Year + 9.30%), 9.25%(f)		2,034	2,560,112
(EUR Swap Annual 5 Year + 6.39%), 6.62%(f)		4,000	4,518,748
(USD Swap Semi 5 Year + 5.18%), 8.00%(f)	USD	6,000	6,030,000
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25	EUR	200	234,988
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%(f)		450	539,800
(EURIBOR Swap Rate 5 Year + 4.74%), 4.87%, 02/20/29		9,900	12,267,227
(USD Swap Rate 5 Year + 4.91%), 7.30%, 04/02/34(a)	USD	2,300	2,559,908
Wind Tre SpA:
(EURIBOR 3 Month + 2.75%), 2.75%, 01/20/24(b)	EUR	100	109,734
3.13%, 01/20/25		100	111,696
5.00%, 01/20/26(a)	USD	200	198,050

			52,226,015

Japan — 0.6%
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(b)(f)		600	624,672
Mitsui Sumitomo Insurance Co. Ltd., (USD Swap Semi 5 Year + 3.26%), 4.95%(b)(f)		930	1,004,400
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	1,936	2,342,101
(USD Swap Rate 5 Year + 4.23%), 6.00%(b)(f)	USD	9,466	9,182,020
4.75%, 07/30/25	EUR	324	408,308
3.13%, 09/19/25		100	116,217
(USD Swap Rate 5 Year + 4.85%), 6.87%(b)(f)	USD	537	526,931
5.00%, 04/15/28	EUR	300	385,236
4.00%, 09/19/29		2,800	3,343,185
Sumitomo Mitsui Financial Group, Inc., 3.04%, 07/16/29	USD	1,125	1,127,178

			19,060,248

Jersey — 0.1%
LHC3 plc, 4.12%, (4.12% Cash or 9.00% PIK), 08/15/24(g)	EUR	1,586	1,815,070

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Kuwait — 0.0%
Burgan Bank SAK, (USD Swap Semi 5 Year + 4.01%), 5.75%(b)(f)	USD	250	$248,438

Luxembourg — 3.6%
Altice Financing SA:
5.25%, 02/15/23	EUR	714	814,110
6.63%, 02/15/23(a)	USD	285	293,906
7.50%, 05/15/26(a)		15,797	16,547,358
Altice Finco SA, 4.75%, 01/15/28	EUR	8,030	8,044,735
Altice Luxembourg SA:
7.75%, 05/15/22(a)	USD	200	204,250
7.63%, 02/15/25(a)		420	411,617
8.00%, 05/15/27	EUR	200	227,708
10.50%, 05/15/27(a)	USD	8,575	9,078,781
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	3,263	3,399,617
8.50%, 11/01/22	GBP	5,200	5,817,822
Intelsat Jackson Holdings SA:
5.50%, 08/01/23	USD	226	208,202
8.00%, 02/15/24(a)		17,300	17,972,105
8.50%, 10/15/24(a)		15,664	15,626,406
9.75%, 07/15/25(a)		15,266	15,781,228
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	6,890	7,778,249
SES SA(b)(f):
(EUR Swap Annual 5 Year + 4.66%), 4.62%		100	116,921
(EUR Swap Annual 5 Year + 5.40%), 5.63%		5,800	7,097,742
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27		449	540,173
Vivion Investments SARL, 3.00%, 08/08/24		400	442,800

			110,403,730

Macau — 0.0%
Studio City Finance Ltd., 7.25%, 02/11/24	USD	700	740,131

Malaysia — 0.0%
Cindai Capital Ltd., 0.00%, 02/08/23(h)(k)		567	548,899
TNB Global Ventures Capital Bhd., 4.85%, 11/01/28		250	277,715

			826,614

Mexico — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	100	116,240

Netherlands — 2.2%
ABN AMRO Bank NV, (EUR Swap Annual 5 Year + 5.45%), 5.75%(b)(f)		1,100	1,270,916
Aegon NV, (EUR Swap Annual 5 Year + 5.21%), 5.63%(b)(f)		200	248,245
ING Groep NV, (USD Swap Semi 5 Year + 4.20%), 6.75%(b)(f)	USD	300	312,375
Intertrust Group BV, 3.38%, 11/15/25	EUR	267	313,628
InterXion Holding NV, 4.75%, 06/15/25		494	594,828
LeasePlan Corp. NV, (EURIBOR Swap Rate 5 Year + 7.56%), 7.38%(b)(f)		400	472,578
Lincoln Financing SARL, (EURIBOR 3 Month + 3.88%), 3.88%, 04/01/24(b)		374	416,564
OCI NV, 5.00%, 04/15/23		276	320,885
Summer BidCo BV, 0.00%, (0.00% Cash or 9.75% PIK), 11/15/25(g)		7,215	8,456,801
Trivium Packaging Finance BV:
(EURIBOR 3 Month + 3.75%), 0.00%, 08/15/26(b)		100	112,222

Security	Par (000)		Value

Netherlands (continued)
3.75%, 08/15/26	EUR	480	$549,899
5.50%, 08/15/26(a)	USD	400	412,500
8.50%, 08/15/27(a)		400	422,116
United Group BV:
4.88%, 07/01/24	EUR	2,869	3,302,527
UPC Holding BV:
5.50%, 01/15/28(a)	USD	5,478	5,587,560
3.88%, 06/15/29	EUR	11,036	12,949,619
UPCB Finance VII Ltd., 3.63%, 06/15/29		11,700	13,794,939
Ziggo Bond Co. BV:
4.63%, 01/15/25		300	342,201
5.88%, 01/15/25(a)	USD	8,355	8,553,431
6.00%, 01/15/27(a)		7,267	7,368,738
Ziggo BV:
4.25%, 01/15/27	EUR	646	766,468
5.50%, 01/15/27(a)	USD	150	153,562

			66,722,602

Norway — 0.0%
Aker BP ASA, 4.75%, 06/15/24(a)		153	157,590

Philippines — 0.0%
Royal Capital BV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(b)(f)		354	352,392
VLL International, Inc., 5.75%, 11/28/24		280	284,725

			637,117

Portugal — 0.4%
Banco Espirito Santo SA(e)(i):
2.63%, 05/08/17	EUR	6,100	1,485,594
4.75%, 01/15/18		19,300	4,700,322
4.00%, 01/21/19		22,800	5,552,712
EDP -Energias de Portugal SA, (EUR Swap Annual 5 Year + 4.29%), 4.50%, 04/30/79(b)		100	122,185

			11,860,813

Singapore — 0.2%
Mulhacen Pte. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 08/01/23(g)		5,193	5,323,251
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(b)(f)	USD	634	636,179

			5,959,430

South Africa — 0.0%
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	200	226,366

South Korea — 0.2%
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%(b)(f)	USD	368	360,065
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%(b)(f)		1,400	1,384,687
Kookmin Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.64%), 4.35%(b)(f)		1,300	1,324,478
Shinhan Financial Group Co. Ltd.(b): (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(f)		900	959,625

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

South Korea (continued)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.50%), 3.34%, 02/05/30	USD	700	$703,501
Shinsegae, Inc., (US Treasury Yield
Curve Rate T Note Constant Maturity 5 Year + 2.25%), 2.63%, 05/08/45(b)		900	897,187
Woori Bank, 5.13%, 08/06/28		600	666,105

			6,295,648

Spain — 3.6%
Banco de Sabadell SA:
(EUR Swap Annual 5 Year + 6.41%), 6.50%(b)(f)	EUR	200	222,579
5.63%, 05/06/26		5,100	6,549,012
(EUR Swap Annual 5 Year + 5.10%), 5.38%, 12/12/28(b)		9,500	11,673,294
Banco Santander SA(b)(f):
(EUR Swap Annual 5 Year + 6.80%), 6.75%		2,700	3,243,255
(EUR Swap Annual 5 Year + 4.10%), 4.75%		12,600	13,303,096
Bankia SA(b)(f):
(EUR Swap Annual 5 Year + 5.82%), 6.00%		5,400	6,100,823
(EUR Swap Annual 5 Year + 6.22%), 6.37%		5,600	6,523,418
CaixaBank SA(b):
(EUR Swap Annual 5 Year + 6.50%), 6.75%(f)		400	482,343
(EUR Swap Annual 5 Year + 4.50%), 5.25%(f)		6,200	6,468,754
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		400	468,673
Cirsa Finance International SARL:
6.25%, 12/20/23		240	285,776
7.88%, 12/20/23(a)	USD	400	422,212
4.75%, 05/22/25	EUR	100	117,188
(EURIBOR 3 Month + 3.63%), 3.63%, 09/30/25(b)		108	119,903
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21		100	112,084
7.63%, 11/01/21(a)	USD	9,100	9,057,849
ContourGlobal Power Holdings SA:
4.13%, 08/01/25	EUR	482	566,187
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21		7,900	7,184,264
El Corte Ingles SA, 3.00%, 03/15/24		866	1,004,198
Ferrovial Netherlands BV, (EUR Swap Annual 5 Year + 2.13%), 2.12%(b)(f)		4,700	4,981,673
Hipercor SA, 3.88%, 01/19/22		1,300	1,545,574
Mapfre SA, (EURIBOR 3 Month + 4.30%), 4.13%, 09/07/48(b)		300	374,930
Naturgy Finance BV, (EUR Swap Annual 8 Year + 3.35%), 4.13%(b)(f)		2,500	2,988,900
Repsol International Finance BV(b):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(f)		1,804	2,093,416
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		312	392,443
Telefonica Europe BV(b)(f):
(EUR Swap Annual 5 Year + 3.86%), 3.75%		3,100	3,620,444
(EUR Swap Annual 5 Year + 2.33%), 2.63%		300	335,394
(EUR Swap Annual 10 Year + 4.30%), 5.88%		7,400	9,461,529

Security	Par (000)		Value

Spain (continued)
(EUR Swap Annual 6 Year + 4.11%), 4.38%	EUR	6,900	$8,287,555
Tendam Brands SAU, 5.00%, 09/15/24		100	112,038

			108,098,804

Sweden — 0.2%
Intrum AB:
2.75%, 07/15/22		355	395,933
3.50%, 07/15/26		2,387	2,658,924
Telefonaktiebolaget LM Ericsson, 1.88%, 03/01/24		100	117,065
Verisure Holding AB, 3.50%, 05/15/23		768	884,183
Verisure Midholding AB, 5.75%, 12/01/23		610	695,832

			4,751,937

Switzerland — 0.4%
Credit Suisse Group AG, (USD Swap Semi 5 Year + 4.60%), 7.50%(a)(b)(f)	USD	225	239,062
Holcim Finance Luxembourg SA, (EUR Swap Annual 5 Year + 3.07%), 3.00%(b)(f)	EUR	250	286,457
UBS Group Funding Switzerland AG(b)(f): (USD Swap Rate 5 Year + 5.50%), 6.87%	USD	898	928,308
(USD Swap Semi 5 Year + 5.88%), 7.13%		1,885	1,967,307
(EUR Swap Annual 5 Year + 5.29%), 5.75%	EUR	1,867	2,266,435
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)	USD	5,000	5,275,000
Walnut Bidco plc, 6.75%, 08/01/24	EUR	936	1,058,730

			12,021,299

Turkey — 0.4%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(a)	USD	11,556	10,747,787

United Arab Emirates — 0.1%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/23		1,300	1,337,050
Emirates NBD PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(b)(f)		1,225	1,271,320
Esic Sukuk Ltd., 3.94%, 07/30/24		1,025	1,026,280

			3,634,650

United Kingdom — 4.6%
AA Bond Co. Ltd., 4.25%, 07/31/20	GBP	300	370,274
Algeco Global Finance plc, 8.00%, 02/15/23(a)	USD	304	311,600
Alpha 3 BV, 6.25%, 02/01/25(a)		700	691,250
Avon International Capital plc, 6.50%, 08/15/22(a)		36	36,675
Avon International Operations, Inc., 7.88%, 08/15/22(a)		7,366	7,664,323
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	819	1,009,667
Barclays plc:
4.38%, 09/11/24	USD	255	261,676
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(b)	EUR	1,173	1,317,560
(EUR Swap Annual 5 Year + 1.90%), 2.00%, 02/07/28(b)		4,700	5,079,092
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	804	1,014,410

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United Kingdom (continued)
Corral Petroleum Holdings AB, 11.75%, (11.75% Cash or 13.25% PIK), 05/15/21(g)(j)	EUR	900	$1,051,096
CPUK Finance Ltd., 4.25%, 08/28/22	GBP	369	453,477
eG Global Finance plc:
3.63%, 02/07/24	EUR	835	920,879
4.38%, 02/07/25		2,978	3,288,404
6.75%, 02/07/25(a)	USD	200	200,750
EnQuest plc, 0.00%, (0.00% Cash or 7.00% PIK), 04/15/22(a)(g)(j)		7,200	5,914,800
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	2,094	2,489,217
GKN Holdings Ltd.:
5.38%, 09/19/22		1,020	1,358,101
4.62%, 05/12/32		14,400	17,511,489
HBOS Capital Funding LP, 6.85%(f)	USD	8,063	8,199,104
Iceland Bondco plc, 4.63%, 03/15/25	GBP	100	105,801
Intu Jersey 2 Ltd., 2.88%, 11/01/22(h)		2,800	2,366,530
Ithaca Energy North Sea plc, 9.38%, 07/15/24(a)	USD	2,100	2,155,188
Jaguar Land Rover Automotive plc:
2.75%, 01/24/21	GBP	4,100	4,745,435
4.50%, 10/01/27(a)	USD	14,000	11,139,520
Ladbrokes Group Finance plc, 5.13%, 09/08/23	GBP	774	993,031
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 2.81%(b)(f)	USD	4,900	3,864,875
Neptune Energy Bondco plc, 6.63%, 05/15/25(a)		7,915	7,974,362
New Look Secured Issuer plc:
6.50%, 07/01/22(e)(i)	GBP	1,425	511,218
8.00%, (8.00% Cash or 14.00% PIK), 05/03/24(a)(g)(j)		2,139	2,117,301
Nomad Foods Bondco plc, 3.25%, 05/15/24	EUR	100	114,464
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	1,345	1,723,767
Pioneer Holdings LLC, 9.00%, 11/01/22(a)	USD	56	57,680
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	200	256,111
Shop Direct Funding plc, 7.75%, 11/15/22		2,080	2,279,787
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22		200	248,269
(LIBOR GBP 3 Month + 6.25%), 7.04%, 03/15/22(b)		166	202,822
Tesco Corporate Treasury Services plc:
1.38%, 10/24/23	EUR	1,181	1,357,690
2.50%, 05/02/25	GBP	234	292,939
Tesco plc, 5.13%, 04/10/47	EUR	1,000	1,606,578
Thomas Cook Group plc, 6.25%, 06/15/22		2,000	605,529
Tullow Oil Jersey Ltd.:
6.63%, 07/12/21(h)	USD	13,200	14,982,449
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32	GBP	4,087	5,182,079
VALARIS plc, 4.70%, 03/15/21	USD	56	51,871
Vertiv Group Corp. (Acquired 05/09/19, cost $1,637,360), 10.00%, 06/30/24(d)(m)		1,688	1,696,440
Virgin Media Finance plc, 5.75%, 01/15/25(a)		570	592,629
Virgin Media Secured Finance plc:
6.25%, 03/28/29	GBP	269	345,915
5.50%, 05/15/29(a)	USD	200	204,900

Security	Par (000)		Value

United Kingdom (continued)
Vodafone Group plc(b):
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78	EUR	7,710	$9,196,430
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79		200	228,042
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79	USD	3,600	3,944,250

			140,287,746

United States — 31.5%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		30	30,000
ACI Worldwide, Inc., 5.75%, 08/15/26(a)		252	262,080
Acrisure LLC, 8.13%, 02/15/24(a)		43	45,907
ADT Security Corp. (The):
3.50%, 07/15/22		19	18,881
4.13%, 06/15/23		22	22,110
4.88%, 07/15/32(a)		143	124,410
Advanced Micro Devices, Inc.:
7.50%, 08/15/22(n)		36,419	41,198,993
7.00%, 07/01/24		2,000	2,085,000
AES Corp.:
4.50%, 03/15/23		49	50,225
4.88%, 05/15/23		50	50,626
5.50%, 04/15/25		11	11,412
6.00%, 05/15/26		15	15,980
AG Merger Sub II, Inc., 10.75%, 08/01/27(a)		9	8,653
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		46	49,565
Alcoa Nederland Holding BV, 6.13%, 05/15/28(a)		200	210,250
Allergan Funding SCS, 3.45%, 03/15/22		5,000	5,093,470
Allergan Sales LLC, 5.00%, 12/15/21(a)(l)		2,645	2,774,183
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(a)		540	552,150
Allied Universal Holdco LLC, 6.63%, 07/15/26(a)		3,037	3,173,665
Allison Transmission, Inc.(a):
5.00%, 10/01/24		18	18,287
5.88%, 06/01/29		99	105,188
Ally Financial, Inc.:
3.88%, 05/21/24		64	66,080
8.00%, 11/01/31		784	1,047,816
AMC Networks, Inc.:
5.00%, 04/01/24		2	2,052
4.75%, 08/01/25		263	267,602
American Airlines Group, Inc.:
4.63%, 03/01/20(a)		8,135	8,185,844
5.00%, 06/01/22(a)		37,997	39,093,213
Series 2017-1C, 5.18%, 08/15/23(d)		13,819	14,061,316
American Airlines Pass-Through Trust:
Series 2001-01, 6.98%, 05/23/21.		3,281	3,346,223
Series 2019-1, Class C, 4.13%, 06/15/22		40,000	40,000,000
Series 2017-1, Class B, 4.95%, 02/15/25		7,000	7,291,718
Series 2011-1, Class B, 4.87%, 04/22/25(d)		7,802	8,045,842
4.00%, 12/15/25(d)		10,275	10,275,000
American Airlines, Inc., Series 2017-2C, 5.18%, 10/15/23(d)		13,329	13,562,021
American Builders &Contractors Supply Co., Inc., 5.88%, 05/15/26(a)		190	201,637

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Amsted Industries, Inc., 5.63%, 07/01/27(a)	USD	47	$48,997
AmWINS Group, Inc., 7.75%, 07/01/26(a)		79	82,456
Anadarko Petroleum Corp., 0.00%, 10/10/36(k)		5,000	2,389,915
Antero Resources Corp., 5.38%, 11/01/21		4,354	4,298,182
Apergy Corp., 6.38%, 05/01/26		82	83,640
APX Group, Inc.:
8.75%, 12/01/20		82	77,900
7.88%, 12/01/22		159	150,652
Aramark Services, Inc.:
5.00%, 04/01/25(a)		235	242,003
4.75%, 06/01/26		127	130,334
5.00%, 02/01/28(a)		55	57,337
Archrock Partners LP, 6.88%, 04/01/27(a)		44	46,310
Arconic, Inc.:
5.87%, 02/23/22		240	256,728
5.13%, 10/01/24		293	312,423
Asbury Automotive Group, Inc., 6.00%, 12/15/24		142	147,325
Ascend Learning LLC:
6.88%, 08/01/25(a)		270	279,787
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(a)		143	141,212
AvalonBay Communities, Inc., 3.30%, 06/01/29		8,580	8,945,528
Avantor, Inc.(a):
6.00%, 10/01/24(n)		19,233	20,579,503
9.00%, 10/01/25		11,663	12,924,120
Avis Budget Car Rental LLC, 5.75%, 07/15/27(a)		59	59,590
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		150	154,500
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	2,520	2,414,523
9.75%, 09/01/26(a)	USD	3,471	3,089,190
Bausch Health Americas, Inc.(a):
9.25%, 04/01/26		214	239,680
8.50%, 01/31/27		9,715	10,699,615
Bausch Health Cos., Inc.:
5.50%, 03/01/23(a)		198	199,115
4.50%, 05/15/23	EUR	4,731	5,294,826
5.88%, 05/15/23(a)	USD	133	133,958
5.50%, 11/01/25(a)		626	651,040
9.00%, 12/15/25(a)		11,311	12,672,731
5.75%, 08/15/27(a)		45	47,363
7.00%, 01/15/28(a)		169	175,126
7.25%, 05/30/29(a)		364	378,334
BBA US Holdings, Inc., 5.38%, 05/01/26(a)		80	83,800
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(a)		6	5,940
Belden, Inc., 4.13%, 10/15/26	EUR	615	723,587
Berry Global, Inc., 4.88%, 07/15/26(a)	USD	195	202,800
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		36	34,380
Big River Steel LLC, 7.25%, 09/01/25(a)		78	83,070
Blue Cube Spinco LLC:
9.75%, 10/15/23		27	29,700
10.00%, 10/15/25		277	311,971
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(a)		148	151,892

Security	Par (000)		Value

United States (continued)
Boyne USA, Inc., 7.25%, 05/01/25(a)	USD	56	$61,040
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)		92	80,500
Brazos Valley Longhorn LLC, 6.88%, 02/01/25		56	51,800
Broadcom, Inc.(a):
3.63%, 10/15/24		5,000	5,011,955
4.25%, 04/15/26		5,000	5,038,193
4.75%, 04/15/29(l)		26,000	26,484,053
Brookfield Property REIT, Inc., 5.75%, 05/15/26(a)		56	58,123
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		25	18,687
Builders FirstSource, Inc., 6.75%, 06/01/27(a)		40	42,100
BWX Technologies, Inc., 5.38%, 07/15/26(a)		140	144,900
Callon Petroleum Co.:
6.13%, 10/01/24		74	72,336
6.38%, 07/01/26		94	91,650
Calpine Corp.:
5.38%, 01/15/23		391	389,768
5.50%, 02/01/24		22	22,000
5.75%, 01/15/25		294	292,442
5.25%, 06/01/26(a)		280	282,806
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(a)		49	50,470
Carrizo Oil &Gas, Inc.:
6.25%, 04/15/23		72	70,704
8.25%, 07/15/25		26	26,000
Catalent Pharma Solutions, Inc.(a):
4.88%, 01/15/26		128	130,560
5.00%, 07/15/27		86	88,365
CCO Holdings LLC(a):
4.00%, 03/01/23		163	163,815
5.38%, 05/01/25		2	2,065
5.75%, 02/15/26		42	44,245
5.13%, 05/01/27		568	585,750
5.00%, 02/01/28		16	16,421
5.38%, 06/01/29		578	598,953
CDK Global, Inc.:
4.88%, 06/01/27		250	258,462
5.25%, 05/15/29(a)		41	42,538
CDW LLC, 5.00%, 09/01/25		577	600,080
Cedar Fair LP, 5.25%, 07/15/29(a)		88	91,080
Centene Corp., 5.38%, 06/01/26(a)		652	688,675
Centennial Resource Production LLC, 6.88%, 04/01/27(a)		47	45,825
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		258	278,420
Series Y, 7.50%, 04/01/24		91	99,617
5.63%, 04/01/25		483	489,279
Series P, 7.60%, 09/15/39		48	44,760
Series U, 7.65%, 03/15/42		48	44,760
Change Healthcare Holdings LLC, 5.75%, 03/01/25(a)		239	239,526
Chaparral Energy, Inc., 8.75%, 07/15/23(a)		19	10,925
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		105	111,037
Chemours Co. (The):
6.63%, 05/15/23		207	207,907
5.38%, 05/15/27		24	21,120
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		290	329,881

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
5.88%, 03/31/25	USD 70	$77,007
5.13%, 06/30/27	355	386,471
Cheniere Energy Partners LP:
5.25%, 10/01/25	133	137,824
5.63%, 10/01/26	314	332,055
Chesapeake Energy Corp.:
6.63%, 08/15/20	213	213,000
4.88%, 04/15/22	58	53,269
5.75%, 03/15/23	26	22,360
7.00%, 10/01/24	52	42,510
8.00%, 03/15/26(a)	56	44,800
8.00%, 06/15/27	186	148,800
Chobani LLC, 7.50%, 04/15/25(a)	49	45,692
Churchill Downs, Inc.(a):
5.50%, 04/01/27	228	238,901
4.75%, 01/15/28	52	52,065
Cincinnati Bell, Inc.(a):
7.00%, 07/15/24	176	150,480
8.00%, 10/15/25	13	10,822
CIT Group, Inc.:
5.00%, 08/01/23	569	609,541
5.25%, 03/07/25	35	38,369
6.13%, 03/09/28	75	86,437
Clean Harbors, Inc.(a):
4.88%, 07/15/27	92	94,645
5.13%, 07/15/29	49	51,648
Clear Channel International BV, 8.75%, 12/15/20(a)	52	52,910
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50%, 11/15/22	1,008	1,029,168
9.25%, 02/15/24(a)	8,642	9,376,570
Clearway Energy Operating LLC:
5.38%, 08/15/24	92	94,415
5.75%, 10/15/25(a)	101	104,757
Cleveland-Cliffs, Inc., 4.88%, 01/15/24(a)	81	83,025
CNO Financial Group, Inc., 5.25%, 05/30/29	106	114,480
CNX Resources Corp., 5.88%, 04/15/22	484	461,179
Colfax Corp.(a):
6.00%, 02/15/24	158	167,332
6.38%, 02/15/26	106	113,454
CommScope, Inc.(a):
5.50%, 03/01/24	14,051	14,226,638
5.50%, 06/15/24	9,645	8,897,512
6.00%, 03/01/26	164	165,796
8.25%, 03/01/27	22,286	21,951,710
Community Health Systems, Inc.(a):
8.63%, 01/15/24	168	168,000
8.00%, 03/15/26	265	254,069
Comstock Resources, Inc., 9.75%, 08/15/26	51	38,122
CONSOL Energy, Inc., 11.00%, 11/15/25(a)	176	186,560
Constellium SE:
6.63%, 03/01/25(a)	367	384,432
4.25%, 02/15/26	EUR 200	231,722
5.88%, 02/15/26(a)	USD 391	405,663
Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.00%, 10/29/24	2,026	2,121,986
Core & Main LP, 6.13%, 08/15/25(a)	323	332,690
Coty, Inc.:
4.00%, 04/15/23	EUR 100	109,482
6.50%, 04/15/26(a)	USD 29	27,913

Security	Par (000)	Value

United States (continued)
Covey Park Energy LLC, 7.50%, 05/15/25(a)	USD 71	$49,700
CPG Merger Sub LLC, 8.00%, 10/01/21(a)	2	2,000
Credit Acceptance Corp., 6.63%, 03/15/26(a)	53	57,176
Crestwood Midstream Partners LP, 5.63%, 05/01/27(a)	139	137,624
Crown Americas LLC:
4.75%, 02/01/26	238	244,664
4.25%, 09/30/26	10	10,152
Crown European Holdings SA, 2.25%, 02/01/23(a)	EUR 200	234,157
CrownRock LP, 5.63%, 10/15/25(a)	USD 359	353,615
CSC Holdings LLC:
5.13%, 12/15/21(a)	802	802,000
5.38%, 07/15/23(a)	235	241,016
5.25%, 06/01/24	436	455,075
10.88%, 10/15/25(a)	275	313,244
5.50%, 05/15/26(a)	330	344,850
5.38%, 02/01/28(a)	200	208,500
5.75%, 01/15/30(a)	200	203,000
Cumulus Media New Holdings, Inc., 6.75%, 07/01/26(a)	65	66,381
CyrusOne LP:
5.00%, 03/15/24	14	14,393
5.38%, 03/15/27	27	28,620
Darling Ingredients, Inc., 5.25%, 04/15/27(a)	85	88,612
DCP Midstream Operating LP:
5.38%, 07/15/25	28	29,716
5.13%, 05/15/29	160	164,800
6.45%, 11/03/36(a)	10	10,600
6.75%, 09/15/37(a)	242	258,032
Dell International LLC(a):
7.13%, 06/15/24	241	254,859
5.30%, 10/01/29	10,000	10,635,878
Delta Air Lines Pass-Through Trust, Series 2015-1, Class B, 4.25%, 07/30/23	13,934	14,729,578
Denbury Resources, Inc., 9.25%, 03/31/22(a)	162	142,155
Diamond BC BV, 5.63%, 08/15/25	EUR 100	86,317
Diamond Offshore Drilling, Inc., 4.88%, 11/01/43	USD 40	25,200
Diamond Sports Group LLC(a):
5.38%, 08/15/26	9,674	9,831,202
6.63%, 08/15/27	5,524	5,644,838
DISH DBS Corp.:
6.75%, 06/01/21	198	206,108
5.88%, 07/15/22	496	501,342
Dun & Bradstreet Corp. (The)(a):
6.88%, 08/15/26	12,693	13,530,103
10.25%, 02/15/27	9,786	10,519,950
Eagle Holding Co. II LLC, 7.75%, (7.75% Cash or 8.50% PIK), 05/15/22(a)(g)	8,103	8,173,901
Edison International, 5.75%, 06/15/27	15	16,725
Elanco Animal Health, Inc., 4.90%, 08/28/28	59	65,358
Eldorado Resorts, Inc.:
6.00%, 04/01/25	44	46,365
6.00%, 09/15/26	36	38,866
Element Solutions, Inc., 5.88%, 12/01/25(a)	541	550,467

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Embarq Corp., 8.00%, 06/01/36	USD 144	$140,040
Encompass Health Corp., 5.75%, 11/01/24	108	109,217
Endeavor Energy Resources LP(a):
5.50%, 01/30/26	183	189,405
5.75%, 01/30/28	128	135,680
Energizer Holdings, Inc.(a):
6.38%, 07/15/26	10	10,425
7.75%, 01/15/27	134	145,485
EnLink Midstream LLC, 5.38%, 06/01/29	26	26,805
EnLink Midstream Partners LP:
4.40%, 04/01/24	80	81,324
4.15%, 06/01/25	8	7,880
4.85%, 07/15/26	14	14,210
5.60%, 04/01/44	92	79,580
5.05%, 04/01/45	111	93,240
5.45%, 06/01/47	78	66,495
Entegris, Inc., 4.63%, 02/10/26(a)	82	83,160
Entercom Media Corp., 6.50%, 05/01/27(a)	96	101,520
Envision Healthcare Corp., 8.75%, 10/15/26(a)	108	74,790
Equinix, Inc.:
2.88%, 03/15/24	EUR 1,634	1,885,713
2.88%, 10/01/25	100	115,103
ERP Operating LP, 3.00%, 07/01/29	USD 4,295	4,356,311
ESH Hospitality, Inc., 5.25%, 05/01/25(a)	81	83,329
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24	234	190,125
5.63%, 02/01/26	43	31,735
Five Point Operating Co. LP, 7.88%, 11/15/25(a)	82	82,002
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(a)	50	47,750
Ford Motor Co.:
4.75%, 01/15/43	7,500	6,520,346
5.29%, 12/08/46	2,500	2,314,461
Fortress Transportation & Infrastructure Investors LLC(a):
6.75%, 03/15/22	22	22,880
6.50%, 10/01/25	26	26,942
Freeport-McMoRan, Inc.:
4.00%, 11/14/21	11,665	11,883,719
3.55%, 03/01/22	167	167,429
3.88%, 03/15/23	417	417,917
4.55%, 11/14/24	134	137,377
5.45%, 03/15/43	710	658,667
frontdoor, Inc., 6.75%, 08/15/26(a)	142	151,230
Frontier Communications Corp.:
10.50%, 09/15/22	61	38,125
11.00%, 09/15/25	410	238,312
8.50%, 04/01/26(a)	135	131,922
8.00%, 04/01/27(a)	12,050	12,592,250
FS Energy & Power Fund, 7.50%, 08/15/23(a)	26	26,520
Gartner, Inc., 5.13%, 04/01/25(a)	88	90,530
Gates Global LLC, 6.00%, 07/15/22(a)	366	366,897
GCI LLC, 6.63%, 06/15/24(a)	46	48,990
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)	84	86,100
Genesis Energy LP:
6.00%, 05/15/23	26	26,130
5.63%, 06/15/24	26	25,545
6.50%, 10/01/25	46	45,655

Security	Par (000)	Value

United States (continued)
6.25%, 05/15/26	USD 69	$68,051
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(a)	478	521,617
GLP Capital LP:
5.38%, 11/01/23	75	80,857
5.25%, 06/01/25	36	38,668
5.38%, 04/15/26	13	14,145
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(a)	92	95,795
Gogo Intermediate Holdings LLC, 9.88%, 05/01/24(a)	128	132,164
Golden Nugget, Inc., 6.75%, 10/15/24(a)	469	482,779
Graham Holdings Co., 5.75%, 06/01/26(a)	80	85,216
Graphic Packaging International LLC, 4.75%, 07/15/27(a)	41	42,742
Gray Television, Inc.(a):
5.13%, 10/15/24	2	2,052
7.00%, 05/15/27	109	119,219
Great Western Petroleum LLC, 9.00%, 09/30/21(a)	148	128,020
Greif, Inc., 6.50%, 03/01/27(a)	20	20,850
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)	76	77,710
Grinding Media, Inc., 7.38%, 12/15/23(a)	91	87,132
Group 1 Automotive, Inc.:
5.00%, 06/01/22	12	12,137
5.25%, 12/15/23(a)	19	19,404
GTCR AP Finance, Inc., 8.00%, 05/15/27(a)	66	67,485
Harland Clarke Holdings Corp., 8.38%, 08/15/22(a)	56	47,320
HCA, Inc.:
5.38%, 02/01/25	176	190,337
5.88%, 02/15/26	2	2,225
5.38%, 09/01/26	134	145,055
5.63%, 09/01/28	278	306,550
5.88%, 02/01/29	391	436,454
HD Supply, Inc., 5.38%, 10/15/26(a)	603	635,230
Herc Holdings, Inc., 5.50%, 07/15/27(a)	151	151,189
Hertz Corp. (The), 7.63%, 06/01/22(a)	171	177,262
Hess Corp., 7.13%, 03/15/33	5,000	6,103,582
Hess Infrastructure Partners LP, 5.63%, 02/15/26(a)	75	77,977
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24	64	64,813
5.13%, 05/01/26	162	168,295
4.88%, 01/15/30(a)	330	339,075
Hilton Worldwide Finance LLC:
4.63%, 04/01/25	44	45,100
4.88%, 04/01/27	4	4,145
Hologic, Inc.(a):
4.38%, 10/15/25	16	16,068
4.63%, 02/01/28	72	73,800
Horizon Pharma USA, Inc.:
6.63%, 05/01/23	3,316	3,426,754
8.75%, 11/01/24(a)	5,950	6,423,620
Howard Hughes Corp. (The), 5.38%, 03/15/25(a)	88	90,200
HUB International Ltd., 7.00%, 05/01/26(a)	441	448,440
Hughes Satellite Systems Corp., 5.25%, 08/01/26	61	64,630
IAA, Inc., 5.50%, 06/15/27(a)	123	128,612

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Icahn Enterprises LP:
6.25%, 02/01/22	USD 293	$301,093
6.75%, 02/01/24	83	86,735
6.38%, 12/15/25	67	70,015
6.25%, 05/15/26(a)	182	187,915
iHeartCommunications, Inc., 6.38%, 05/01/26	55	57,915
Immucor, Inc., 11.13%, 02/15/22(a)	32	32,600
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)	110	92,675
Infor US, Inc., 6.50%, 05/15/22	8,723	8,875,652
Informatica LLC, 7.13%, 07/15/23(a)	37,615	38,320,281
IQVIA, Inc.:
4.88%, 05/15/23(a)	67	68,524
3.25%, 03/15/25	EUR 1,008	1,145,147
5.00%, 10/15/26(a)	USD 200	209,000
5.00%, 05/15/27(a)	206	214,731
IRB Holding Corp., 6.75%, 02/15/26(a)	19	18,905
Iron Mountain U.K. plc, 3.88%, 11/15/25	GBP 258	310,128
Iron Mountain, Inc.:
3.00%, 01/15/25	EUR 1,578	1,780,700
4.88%, 09/15/27(a)	USD 88	87,340
iStar, Inc.:
4.63%, 09/15/20	15	15,150
5.25%, 09/15/22	40	40,647
Itron, Inc., 5.00%, 01/15/26(a)	10	10,212
Jaguar Holding Co. II, 6.38%, 08/01/23(a)	566	586,517
JBS USA LUX SA(a):
5.88%, 07/15/24	257	264,068
5.75%, 06/15/25	340	348,351
6.75%, 02/15/28	59	63,720
6.50%, 04/15/29	206	221,192
5.50%, 01/15/30	160	160,000
JELD-WEN, Inc., 4.63%, 12/15/25(a)	41	40,334
JPMorgan Chase & Co.(b):
Series FF, (SOFR + 3.38%), 5.00%(f)	330	333,300
Series W, (LIBOR USD 3 Month + 1.00%), 3.52%, 05/15/47	14,770	11,520,600
(LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/48	5,000	5,355,957
KAR Auction Services, Inc., 5.13%, 06/01/25(a)	97	99,910
KFC Holding Co.(a):
5.25%, 06/01/26	72	74,751
4.75%, 06/01/27	215	220,106
Kraft Heinz Foods Co.:
3.50%, 06/06/22	2,862	2,928,069
5.00%, 06/04/42	10,000	10,327,710
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)	127	135,738
L Brands, Inc.:
6.88%, 11/01/35	160	142,400
6.75%, 07/01/36	5	4,387
LABL Escrow Issuer LLC, 6.75%, 07/15/26(a)	50	51,000
Ladder Capital Finance Holdings
LLLP(a):
5.25%, 03/15/22	6	6,150
5.25%, 10/01/25	131	134,275
Las Vegas Sands Corp.:
3.20%, 08/08/24	30	30,138
3.50%, 08/18/26	35	35,125
3.90%, 08/08/29	25	25,302

Security	Par (000)	Value

United States (continued)
Laureate Education, Inc., 8.25%, 05/01/25(a)	USD 20	$21,750
Lennar Corp.:
4.75%, 11/15/22	94	97,301
5.25%, 06/01/26	105	111,584
4.75%, 11/29/27	203	213,150
Level 3 Financing, Inc.:
5.38%, 08/15/22	75	75,375
5.13%, 05/01/23	335	336,682
5.25%, 03/15/26	305	317,581
Level 3 Parent LLC, 5.75%, 12/01/22	28	28,210
Lions Gate Capital Holdings LLC(a):
6.38%, 02/01/24	8	8,440
5.88%, 11/01/24	30	31,275
Live Nation Entertainment, Inc., 4.88%, 11/01/24(a)	13	13,390
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(a)	16	16,120
Mallinckrodt International Finance SA, 5.75%, 08/01/22(a)	47	35,353
Manitowoc Co., Inc. (The), 9.00%, 04/01/26(a)	81	81,607
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26	14	15,019
Masonite International Corp.(a):
5.63%, 03/15/23	158	162,266
5.75%, 09/15/26	7	7,298
5.38%, 02/01/28	51	52,315
Matador Resources Co., 5.88%, 09/15/26	86	84,967
Mattel, Inc.:
4.35%, 10/01/20	12,960	13,154,400
6.75%, 12/31/25(a)	258	271,228
Matthews International Corp., 5.25%, 12/01/25(a)	27	26,460
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(a)	517	516,199
McDermott Technology Americas, Inc., 10.63%, 05/01/24(a)	66	54,367
MDC Holdings, Inc., 6.00%, 01/15/43	40	39,400
MDC Partners, Inc., 6.50%, 05/01/24(a)	78	70,395
MEDNAX, Inc.(a):
5.25%, 12/01/23	57	56,902
6.25%, 01/15/27	294	291,359
Meredith Corp., 6.88%, 02/01/26	102	108,120
Meritage Homes Corp., 5.13%, 06/06/27	100	103,750
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24	398	424,865
4.50%, 09/01/26	386	396,229
5.75%, 02/01/27(a)	9	9,711
4.50%, 01/15/28	37	36,954
MGM Resorts International:
6.63%, 12/15/21	698	755,662
7.75%, 03/15/22	138	154,173
Microchip Technology, Inc., 4.33%, 06/01/23	5,155	5,363,414
Micron Technology, Inc., 4.19%, 02/15/27	98	99,218
Midcontinent Communications, 5.38%, 08/15/27(a)	47	48,175
Mobile Mini, Inc., 5.88%, 07/01/24	172	178,450
Molina Healthcare, Inc.: 5.38%, 11/15/22	68	70,997

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
4.88%, 06/15/25(a)	USD 67	$68,005
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)	117	113,485
MPLX LP, 4.00%, 03/15/28	5,000	5,178,572
MPT Operating Partnership LP:
3.33%, 03/24/25	EUR 610	749,212
5.00%, 10/15/27	USD 327	338,445
4.63%, 08/01/29	120	121,536
MSCI, Inc.(a):
5.25%, 11/15/24	34	35,010
4.75%, 08/01/26	36	37,440
Mueller Water Products, Inc., 5.50%, 06/15/26(a)	76	79,230
Murphy Oil Corp.:
5.75%, 08/15/25	62	63,550
5.63%, 12/01/42	51	45,645
Nabors Industries, Inc., 4.63%, 09/15/21	103	100,940
Nationstar Mortgage Holdings, Inc.(a):
8.13%, 07/15/23	158	164,123
9.13%, 07/15/26	96	100,560
Navient Corp.:
5.00%, 10/26/20	2	2,041
6.63%, 07/26/21	14	14,852
6.50%, 06/15/22	27	28,747
5.50%, 01/25/23	261	270,057
6.13%, 03/25/24	93	97,776
6.75%, 06/25/25	20	20,900
6.75%, 06/15/26	37	38,526
Navistar International Corp., 6.63%, 11/01/25(a)	159	163,174
NCR Corp.:
4.63%, 02/15/21	3,000	3,003,750
5.00%, 07/15/22	8,338	8,366,766
6.38%, 12/15/23	14,325	14,712,062
Netflix, Inc.:
4.88%, 04/15/28	67	69,220
5.88%, 11/15/28	234	256,815
3.88%, 11/15/29	EUR 349	414,181
5.38%, 11/15/29(a)	USD 244	256,810
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(a)	25	25,587
Newmark Group, Inc., 6.13%, 11/15/23	34	36,508
Nexstar Escrow, Inc., 5.63%, 07/15/27(a)	64	66,480
NextEra Energy Operating Partners LP(a):
4.25%, 07/15/24	159	161,186
4.25%, 09/15/24	43	43,430
4.50%, 09/15/27	45	45,212
NGPL PipeCo LLC, 7.77%, 12/15/37(a)	144	189,180
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(a)	25	24,125
Noble Holding International Ltd.:
7.75%, 01/15/24	5	3,887
7.88%, 02/01/26(a)	276	235,290
Northern Oil and Gas, Inc., 8.50%, (8.50% Cash or 9.50% PIK), 05/15/23(g)	117	119,452
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(a)	8,970	9,065,163
Novelis Corp.(a):
6.25%, 08/15/24	651	681,936
5.88%, 09/30/26	108	111,915
NRG Energy, Inc.:
3.75%, 06/15/24(a)	49	50,139

Security	Par (000)	Value

United States (continued)
6.63%, 01/15/27	USD 336	$358,240
5.75%, 01/15/28	111	118,215
4.45%, 06/15/29(a)	113	116,521
5.25%, 06/15/29(a)	126	132,930
Nuance Communications, Inc.:
6.00%, 07/01/24	180	186,750
5.63%, 12/15/26	137	144,535
NuStar Logistics LP, 6.00%, 06/01/26	49	51,695
NVA Holdings, Inc., 6.88%, 04/01/26(a)	49	52,430
Oasis Petroleum, Inc., 6.88%, 03/15/22	21	20,902
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(a)	663	646,425
Outfront Media Capital LLC:
5.88%, 03/15/25	20	20,567
5.00%, 08/15/27(a)	291	295,365
Owl Rock Capital Corp., 5.25%, 04/15/24	64	66,435
Pacific Drilling SA, 8.38%, 10/01/23(a)	409	398,264
Pacific Gas & Electric Co.(e)(i):
4.25%, 05/15/21	2,000	1,980,000
3.25%, 09/15/21	3,000	2,932,500
3.85%, 11/15/23	7,000	7,035,000
3.50%, 06/15/25	3,000	2,970,000
Panther BF Aggregator 2 LP:
4.38%, 05/15/26	EUR 501	569,217
6.25%, 05/15/26(a)	USD 577	597,022
8.50%, 05/15/27(a)	435	442,069
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)	260	235,950
Parsley Energy LLC(a):
6.25%, 06/01/24	14	14,507
5.38%, 01/15/25	189	191,374
5.63%, 10/15/27	56	57,820
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)	119	121,380
PBF Holding Co. LLC, 7.25%, 06/15/25	62	64,945
PDC Energy, Inc.:
6.13%, 09/15/24	8	7,900
5.75%, 05/15/26	53	51,236
Penske Automotive Group, Inc., 5.50%, 05/15/26	207	214,245
PetSmart, Inc.(a):
7.13%, 03/15/23	47	43,827
5.88%, 06/01/25	223	220,458
PGT Escrow Issuer, Inc., 6.75%, 08/01/26(a)	32	34,520
Philip Morris International, Inc., 1.45%, 08/01/39	EUR 2,050	2,221,099
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(a)(g)	USD 223	205,967
Post Holdings, Inc.(a):
5.50%, 03/01/25	133	138,320
5.00%, 08/15/26	2	2,042
5.75%, 03/01/27	6	6,218
5.63%, 01/15/28	136	139,910
5.50%, 12/15/29	118	119,328
PQ Corp.(a):
6.75%, 11/15/22	233	240,864
5.75%, 12/15/25	230	233,450
Prime Security Services Borrower LLC(a):
9.25%, 05/15/23	146	153,391
5.25%, 04/15/24	272	277,446
5.75%, 04/15/26	118	123,015

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
PTC, Inc., 6.00%, 05/15/24	USD 25	$26,156
PulteGroup, Inc., 6.38%, 05/15/33	145	155,150
QEP Resources, Inc.:
6.88%, 03/01/21	55	55,000
5.38%, 10/01/22	112	103,880
5.25%, 05/01/23	35	31,850
5.63%, 03/01/26	52	44,461
Qorvo, Inc., 5.50%, 07/15/26	5,489	5,781,564
Qualitytech LP, 4.75%, 11/15/25(a)	195	195,975
Qwest Corp., 6.75%, 12/01/21	2	2,147
Radiate Holdco LLC, 6.88%, 02/15/23(a)	23	23,345
Range Resources Corp.:
5.88%, 07/01/22	2	1,880
5.00%, 08/15/22	28	25,752
4.88%, 05/15/25	26	21,840
RBS Global, Inc., 4.88%, 12/15/25(a) .	153	155,295
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR 15,188	18,038,792
6.25%, 05/15/26(a)	USD 5,090	5,471,750
6.88%, 11/15/26	EUR 3,395	4,188,211
8.25%, 11/15/26(a)	USD 526	582,019
Reynolds Group Issuer, Inc.(a): (LIBOR USD 3 Month + 3.50%), 5.80%, 07/15/21(b)	210	210,788
5.13%, 07/15/23	78	79,365
7.00%, 07/15/24	332	343,620
Rowan Cos., Inc., 4.88%, 06/01/22	217	198,555
RP Crown Parent LLC, 7.38%, 10/15/24(a)	256	266,240
Sable International Finance Ltd., 5.75%, 09/07/27(a)	200	205,250
Sabre GLBL, Inc.(a):
5.38%, 04/15/23	219	223,947
5.25%, 11/15/23	8,020	8,232,691
SBA Communications Corp.:
4.00%, 10/01/22	194	196,668
4.88%, 09/01/24	484	497,852
Scientific Games International, Inc.(a):
5.00%, 10/15/25	419	428,428
8.25%, 03/15/26	287	307,170
Scripps Escrow, Inc., 5.88%, 07/15/27(a)	46	46,469
Sealed Air Corp., 5.25%, 04/01/23(a)	178	189,570
Sensata Technologies BV(a):
5.63%, 11/01/24	55	59,263
5.00%, 10/01/25	207	217,863
Service Corp. International, 5.13%, 06/01/29	95	100,136
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(a)	248	256,608
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR 200	227,998
Simmons Foods, Inc., 7.75%, 01/15/24(a)	USD 101	108,575
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24	61	62,787
5.38%, 04/15/25	2	2,078
5.38%, 07/15/26	2	2,090
5.00%, 08/01/27	174	179,220
5.50%, 07/01/29	253	264,701
Six Flags Entertainment Corp.(a):
4.88%, 07/31/24	568	580,780
5.50%, 04/15/27	55	57,888
SM Energy Co.:
6.13%, 11/15/22	106	103,615
5.00%, 01/15/24	76	69,730
5.63%, 06/01/25	2	1,735

Security	Par (000)	Value

United States (continued)
Solera LLC, 10.50%, 03/01/24(a)	USD 761	$814,993
Sophia LP, 9.00%, 09/30/23(a)	93	96,139
Sotera Health Holdings LLC, 6.50%, 05/15/23(a)	124	125,860
Sotera Health Topco, Inc., 8.12%, (8.12% Cash or 8.88% PIK), 11/01/21(a)(g)	7,650	7,611,750
Southwestern Energy Co.:
6.20%, 01/23/25	49	42,263
7.75%, 10/01/27	33	28,875
Spectrum Brands, Inc., 5.75%, 07/15/25	135	139,853
Springleaf Finance Corp.:
5.63%, 03/15/23	11	11,770
6.88%, 03/15/25	88	98,435
7.13%, 03/15/26	129	144,883
6.63%, 01/15/28	124	134,230
Sprint Capital Corp.:
6.88%, 11/15/28	89	97,900
8.75%, 03/15/32	45	55,856
Sprint Communications, Inc., 7.00%, 08/15/20	3,000	3,111,630
Sprint Corp.:
7.25%, 09/15/21	9,070	9,738,913
7.88%, 09/15/23	10,194	11,366,310
7.13%, 06/15/24	10,739	11,759,205
7.63%, 02/15/25	4,300	4,762,379
7.63%, 03/01/26	302	337,494
SPX FLOW, Inc., 5.63%, 08/15/24(a) .	94	97,877
SRC Energy, Inc., 6.25%, 12/01/25	3	2,610
SRS Distribution, Inc., 8.25%, 07/01/26(a)	66	65,505
SS&C Technologies, Inc., 5.50%, 09/30/27(a)	648	673,920
Standard Industries, Inc.(a):
5.50%, 02/15/23	62	63,473
5.38%, 11/15/24	175	179,373
6.00%, 10/15/25	128	134,560
Staples, Inc.(a):
7.50%, 04/15/26	20,430	20,889,675
10.75%, 04/15/27	21,685	22,443,975
Starwood Property Trust, Inc., 5.00%, 12/15/21	102	105,315
Station Casinos LLC, 5.00%, 10/01/25(a)	79	80,501
Steel Dynamics, Inc.:
4.13%, 09/15/25	99	99,407
5.00%, 12/15/26	2	2,090
Stericycle, Inc., 5.38%, 07/15/24(a)	55	57,439
Stevens Holding Co., Inc., 6.13%, 10/01/26(a)	40	42,400
SunCoke Energy Partners LP, 7.50%, 06/15/25(a)	23	22,798
Sunoco LP:
4.88%, 01/15/23	65	66,118
5.50%, 02/15/26	32	33,200
6.00%, 04/15/27	45	47,419
5.88%, 03/15/28	47	48,645
Surgery Center Holdings, Inc.(a):
6.75%, 07/01/25	163	144,663
10.00%, 04/15/27	94	92,825
Symantec Corp., 5.00%, 04/15/25(a) .	161	164,224
Talen Energy Supply LLC:
6.50%, 06/01/25	18	14,490
10.50%, 01/15/26(a)	18	16,920
Tallgrass Energy Partners LP(a):
4.75%, 10/01/23	8	8,090

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
5.50%, 09/15/24	USD 103	$104,287
5.50%, 01/15/28	308	305,598
Targa Resources Partners LP:
5.13%, 02/01/25	6	6,180
5.88%, 04/15/26	97	102,427
5.38%, 02/01/27	33	34,320
6.50%, 07/15/27(a)	102	111,054
5.00%, 01/15/28	180	182,475
6.88%, 01/15/29(a)	401	442,183
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)	79	82,555
Team Health Holdings, Inc., 6.38%, 02/01/25(a)	128	104,320
Teleflex, Inc.:
4.88%, 06/01/26	13	13,520
4.63%, 11/15/27	11	11,422
Tempo Acquisition LLC:
6.75%, 06/01/25(a)	174	179,438
Tempur Sealy International, Inc., 5.63%, 10/15/23	77	79,125
Tenet Healthcare Corp.:
8.13%, 04/01/22	280	299,250
4.63%, 07/15/24	327	332,559
5.13%, 05/01/25	22	21,922
6.25%, 02/01/27(a)	369	383,022
Terex Corp., 5.63%, 02/01/25(a)	252	251,370
TerraForm Power Operating LLC(a):
4.25%, 01/31/23	80	80,078
6.63%, 06/15/25(o)	85	89,675
5.00%, 01/31/28	103	104,287
Tesla, Inc., 5.30%, 08/15/25(a)	69	60,634
TIBCO Software, Inc., 11.38%, 12/01/21(a)	295	311,594
T-Mobile USA, Inc.:
6.38%, 03/01/25	457	473,566
5.13%, 04/15/25	44	45,540
6.50%, 01/15/26	87	92,629
4.50%, 02/01/26	54	55,013
4.75%, 02/01/28	106	108,915
TPC Group, Inc., 10.50%, 08/01/24(a)	146	154,087
TransDigm UK Holdings plc, 6.88%, 05/15/26	361	368,220
TransDigm, Inc.:
6.50%, 07/15/24	3,180	3,267,450
6.50%, 05/15/25	46	47,380
6.25%, 03/15/26(a)	23,542	24,689,673
Transocean Pontus Ltd., 6.13%, 08/01/25(a)	69	70,597
Transocean Poseidon Ltd., 6.88%, 02/01/27(a)	115	122,765
Transocean Sentry Ltd., 5.38%, 05/15/23(a)	88	88,220
Transocean, Inc.:
8.51%, 12/15/21	7	7,297
9.00%, 07/15/23(a)	299	314,611
7.25%, 11/01/25(a)	35	32,900
7.50%, 01/15/26(a)	80	75,800
TRI Pointe Group, Inc., 5.25%, 06/01/27	94	92,590
Tribune Media Co., 5.88%, 07/15/22	93	94,535
Uber Technologies, Inc.(a):
7.50%, 11/01/23	117	123,727
8.00%, 11/01/26	61	64,508

Security	Par (000)	Value

United States (continued)
United Airlines Pass-Through Trust:
Series 2014-2, Class B, 4.63%, 09/03/22	USD 6,012	$6,176,620
Series 2013-1, Class A, 4.30%, 08/15/25	4,478	4,754,824
Series 2018-1, Class B, 4.60%, 03/01/26	5,751	5,941,466
United Rentals North America, Inc.:
4.63%, 07/15/23	135	138,000
5.50%, 07/15/25	84	87,360
4.63%, 10/15/25	117	118,755
5.88%, 09/15/26	314	334,018
6.50%, 12/15/26	2	2,174
5.50%, 05/15/27	10	10,513
5.25%, 01/15/30	80	81,834
Univision Communications, Inc.(a):
5.13%, 05/15/23	12	11,914
5.13%, 02/15/25	132	128,535
US Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 10/01/19	644	647,843
Series 2012-2, Class B, 6.75%, 06/03/21	2,095	2,209,292
Series 2013-1, Class B, 5.38%, 11/15/21	5,218	5,418,741
USA Compression Partners LP:
6.88%, 04/01/26	153	159,135
6.88%, 09/01/27(a)	93	96,712
VALARIS plc, 5.75%, 10/01/44	45	25,650
Verscend Escrow Corp., 9.75%, 08/15/26(a)	450	479,714
Vertiv Group Corp., 9.25%, 10/15/24(a)	221	208,292
ViaSat, Inc., 5.63%, 04/15/27(a)	10,199	10,693,014
VICI Properties 1 LLC, 8.00%, 10/15/23	208	226,934
Viking Cruises Ltd., 5.88%, 09/15/27(a)	495	512,325
Vistra Operations Co. LLC(a):
3.55%, 07/15/24	65	65,450
5.63%, 02/15/27	46	48,530
5.00%, 07/31/27	74	75,757
4.30%, 07/15/29	131	131,742
Vizient, Inc., 6.25%, 05/15/27(a)	137	145,563
W.R. Grace & Co., 5.63%, 10/01/24(a)	131	141,480
Wabash National Corp., 5.50%, 10/01/25(a)	96	93,360
Waste Pro USA, Inc., 5.50%, 02/15/26(a)	52	53,170
WellCare Health Plans, Inc.:
5.25%, 04/01/25	111	115,186
5.38%, 08/15/26(a)	179	189,316
Western Digital Corp.:
1.50%, 02/01/24(a)(h)	1,700	1,580,142
4.75%, 02/15/26	1,699	1,679,886
WEX, Inc., 4.75%, 02/01/23(a)	133	133,665
Whiting Petroleum Corp., 6.63%, 01/15/26	28	26,390
William Carter Co. (The), 5.63%, 03/15/27(a)	50	52,500
Williams Scotsman International, Inc.(a):
7.88%, 12/15/22	48	50,280
6.88%, 08/15/23	122	127,795
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR 527	608,067
5.50%, 04/15/26(a)	USD 35	36,225
3.63%, 10/15/26	EUR 100	118,395
WPX Energy, Inc.:
6.00%, 01/15/22	USD 2	2,073

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
8.25%, 08/01/23	USD 89	$100,125
5.75%, 06/01/26	6	6,165
Wyndham Destinations, Inc.:
5.40%, 04/01/24	5	5,263
5.75%, 04/01/27	18	19,147
Xerox Corp.:
4.50%, 05/15/21	2,920	2,985,174
4.12%, 03/15/23	7,360	7,378,400
4.80%, 03/01/35	113	97,745
6.75%, 12/15/39	2	1,980
XPO Logistics, Inc., 6.75%, 08/15/24(a)	6	6,396
Yum! Brands, Inc., 5.35%, 11/01/43	2	1,865
Zayo Group LLC:
6.00%, 04/01/23	2	2,055
6.38%, 05/15/25	173	177,351
5.75%, 01/15/27(a)	602	611,030

		956,104,977

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29	800	805,000
Vinpearl JSC, 3.50%, 06/14/23(h)	600	663,012

		1,468,012

Zambia — 1.0%
First Quantum Minerals Ltd.(a):
7.25%, 05/15/22	17,550	17,681,625
7.25%, 04/01/23	11,350	11,243,594

		28,925,219

Total Corporate Bonds — 60.5% (Cost: $1,850,904,047)		1,837,566,290

Floating Rate Loan Interests — 14.7%(j)

Australia — 0.0%
Aristocrat Leisure Ltd., Term Loan B,
(LIBOR USD 3 Month + 1.75%), 4.03%, 10/19/24	203	202,912

Bermuda — 0.0%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.78%, 05/27/24	198	169,237

Canada — 0.2%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 02/16/24	2,803	2,802,569
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 0.00%, 06/02/25	1,238	1,241,744
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 05/31/25	344	339,640
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 4.23%, 11/30/23	444	444,093
GFL Environmental, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 05/30/25	359	355,983
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.64%, 09/30/22	485	484,233

Security	Par (000)	Value

Canada (continued)
Standard Aero Holding, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 12/30/24	USD 148	$148,327
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 03/28/25	694	658,780
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.24%, 09/28/23(d)	1,621	1,618,544

		8,093,913

European Union — 0.0%
Masmovil Holdphone SA, Term Loan B2, 05/22/26(p)	EUR 276	306,198

France — 0.2%
Altran Technologies SA, Term Loan,
(LIBOR USD 3 Month + 2.50%), 4.89%, 03/20/25	USD 207	207,180
HomeVi SAS, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 10/31/24	EUR 2,500	2,757,482
Oberthur Technologies SA, Facility B Term Loan, (EURIBOR 3 Month + 3.75%), 3.75%, 01/10/24	2,000	2,154,222

		5,118,884

Germany — 0.5%
HENSOLDT Holding GmbH, Term Loan B3, (EURIBOR 3 Month + 3.25%), 3.25%, 02/28/24	5,000	5,433,820
OXEA Holding Vier GmbH, Term Loan,
(LIBOR USD 1 Month + 3.50%), 5.94%, 10/14/24	USD 373	372,350
Rain Carbon GmbH, Term Loan,
(EURIBOR 3 Month + 3.00%), 3.00%, 12/11/24	EUR 3,000	3,226,783
Springer Science+ business Media LLC, Term Loan B14, (EURIBOR 3 Month + 3.25%), 3.75%, 08/15/22	2,421	2,689,681
TigerLuxOne SARL, Term Loan,
(EURIBOR 3 Month + 4.50%), 5.50%, 02/22/24	2,200	2,455,687

		14,178,321

Ireland — 0.1%
Eircom Finco SARL, Term Loan B, 03/25/26(p)	3,250	3,602,247

Luxembourg — 1.1%
Altice Financing SA, Term Loan,
(LIBOR USD 1 Month + 2.75%), 5.06%, 01/31/26	USD 314	302,217
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.50%, 04/29/24	344	313,151
GOL Luxco SA, Term Loan,
(LIBOR USD 6 Month + 6.50%), 6.50%, 08/31/20(d)	19,925	20,124,250
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 01/02/24	327	329,690
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.52%, 03/28/25	498	495,566

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Luxembourg (continued)
ION Trading Technologies SARL, Term Loan, (EURIBOR 3 Month + 3.25%), 4.25%, 11/21/24	EUR 2,951	$3,192,466
IVG Holdco Loan Ltd., Term Loan, (EURIBOR 6 Month + 2.00%), 2.00%, 10/31/19(d)	74	3,848
JBS USA LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.73%, 05/01/26	USD 282	282,804
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.08%, 09/24/24	242	205,205
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 04/16/25	510	509,248
Sunshine Luxembourg VII SARL Covlite, Term Loan, 07/17/26(p)	3,047	3,056,903
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, (LIBOR USD 6 Month + 5.00%), 7.54%, 03/18/26	3,949	3,833,610

		32,648,958

Netherlands — 0.4%
Action Holding BV, Term Loan B, 03/07/25(p)	EUR 4,500	4,938,759
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.33%, 01/31/24	USD 615	600,417
Diamond (BC) BV, Term Loan, 09/06/24(p)	120	108,500
Kloeckner Pentaplast, Term Loan, 06/30/22(p)	EUR 2,500	2,472,457
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.98%, 04/29/24	USD 365	350,886
Sapphire Bidco BV, Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 05/05/25	EUR 2,500	2,635,352
Starfruit Finco BV, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.61%, 10/01/25(d)	USD 157	153,737
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 07/10/25	585	587,181

		11,847,289

Norway — 0.1%
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.75%), 3.75%, 02/24/25(d)	EUR 2,000	2,205,697

Poland — 0.1%
Pfleiderer Group SA, Term Loan, (EURIBOR 1 Month + 5.00%), 5.00%, 08/01/24	2,500	2,689,678

Puerto Rico — 0.0%
Evertec, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.73%, 11/27/24	USD 349	350,338

Spain — 0.2%(p)
Areas Worldwide Financiere, Term Loan, 07/06/26	EUR 3,400	3,753,449
Masmovil Holdphone SA, Term Loan B, 05/22/26	1,724	1,912,540

		5,665,989

Security	Par (000)	Value

Sweden — 0.6%
Diaverum AB, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.25%), 3.25%, 07/04/24	EUR 4,500	$4,917,538
Unilabs Diagnostics AB, Term Loan B, (EURIBOR 6 Month + 0.00%), 2.75%, 04/19/24	1,700	1,857,209
Verisure Holding AB, 1st Lien Term Loan B, 10/21/22(p)	1,000	1,108,760
Verisure Holding AB, Term Loan B1, 10/21/22(p)	9,200	10,120,747

		18,004,254

Switzerland — 0.3%
Swissport Financing SARL, Term Loan, (EURIBOR 1 Month + 4.38%), 4.38%, 02/09/22	4,916	5,450,324
Swissport Investments AG, Term Loan, (EURIBOR 1 Month + 4.75%), 4.75%, 02/08/22	4,788	5,305,876

		10,756,200

United Kingdom — 0.9%
EG Group Ltd., Term Loan B1, 02/07/25(p)	2,992	3,262,943
Euro Garages Ltd., Term Loan B1, (LIBOR USD 3 Month + 4.00%), 6.33%, 02/07/25	USD 123	121,202
Froneri Ltd., Term Loan, 01/31/25(d)(p)	EUR 2,000	2,211,233
Jackpotjoy plc, Term Loan, 12/05/24(p)	1,500	1,661,197
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.58%, 05/15/24	USD 190	189,100
Theramex SpA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 01/31/25	EUR 2,500	2,757,980
Vue International Bidco plc, Term Loan(p):
06/19/26	2,337	2,599,234
06/19/26	12,996	14,455,392

		27,258,281

United States — 10.0%
ABC Supply Co., Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 10/31/23	USD 3,658	3,634,686
Achilles Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 6.25%, 10/03/25(d)	217	217,727
Adient US LLC, Term Loan B, (LIBOR USD 6 Month + 4.25%), 6.82%, 04/25/24	77	73,920
Advisor Group Holdings, Inc., Term Loan, 07/29/26(d)(p)	2,760	2,732,400
AES Corp. (The), Term Loan, (LIBOR USD 3 Month + 1.75%), 4.27%, 05/31/22	442	441,205
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.73%, 06/30/25	246	245,827
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 08/30/24	172	169,386
Albertson’s LLC, Term Loan B7, 11/17/25(p)	148	148,213
AlixPartners LLP, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 04/04/24	632	632,331

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Allegiant Travel Co., Term Loan, (LIBOR USD 6 Month + 4.50%), 7.07%, 02/05/24	USD 22,527	$22,526,543
Alliant Holdings Intermediate LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.63%, 05/09/25	124	123,018
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.27%, 05/09/25	467	460,083
Allied Universal Holdco LLC Cov Lite, Term loan B, (LIBOR USD 6 Month + 4.25%), 6.51%, 07/24/26	665	665,750
American Airlines, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.38%, 10/10/21	190	189,531
American Airlines, Inc., Term Loan B23, (LIBOR USD 1 Month + 2.00%), 4.24%, 04/28/23	99	98,841
Applied Systems, Inc., Term Loan:
(LIBOR USD 3 Month + 3.00%), 5.33%, 09/19/24	373	371,434
(LIBOR USD 3 Month + 7.00%), 9.33%, 09/19/25	154	155,427
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 07/12/24	364	361,555
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 7.48%, 08/12/22(d)	355	354,984
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.73%, 10/22/24	456	453,285
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.23%, 11/03/23	334	334,359
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 11/03/24	546	546,935
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 5.23%, 08/04/22	187	186,857
Athenahealth, Inc., Term Loan B, (LIBOR USD 3 Month + 4.50%), 7.05%, 02/05/26	5,205	5,216,354
Atlantic Aviation FBO, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.99%, 11/30/25(d)	258	260,604
Avantor, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 11/21/24	228	230,168
Avaya, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.58%, 12/15/24	559	537,005
Avolon Borrower 1 LLC, 1st Lien Term Loan B3, (LIBOR USD 1 Month + 1.75%), 4.02%, 01/15/25	268	268,086
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 7.02%, 07/31/25	228	224,096
BCP Raptor II LLC, Term Loan, (LIBOR USD 1 Month + 4.75%), 6.98%, 10/22/25	395	366,363
BCPE Empire Holdings, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.23%, 12/31/26	140	139,308
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.62%, 01/02/25	327	325,195

Security	Par (000)	Value

United States (continued)
Berry Plastics, Term Loan U, (LIBOR USD 1 Month + 2.50%), 4.90%, 05/17/26	USD 305	$302,990
Boxer Parent Co., Inc., Term Loan B, 10/02/25(p)	3,976	3,821,751
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.62%, 09/15/23	410	410,145
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.51%, 06/21/24	447	430,643
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.98%, 11/07/23	554	554,240
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 04/03/24	453	445,455
Cablevision CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.58%, 07/17/25(d)	227	226,021
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 12/23/24	669	663,551
Caliber Collision Centers, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.86%, 02/05/26	410	412,255
California Resources Corp., Term Loan, (LIBOR USD 1 Month + 10.38%), 12.62%, 12/31/21	178	178,224
Calpine Construction Finance Co. LP, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.73%, 01/15/25	227	226,242
Calpine Corp., Term Loan B9, (LIBOR USD 3 Month + 2.75%), 5.08%, 03/20/26	286	286,000
Camelot Group LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.48%, 10/03/23	310	311,835
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.51%, 11/01/24	1,773	1,731,965
Cast & Crew Payroll LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.00%), 6.24%, 01/16/26	226	227,508
Catalent, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.48%, 05/08/26	310	311,581
CCC Information Services, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.98%, 04/28/25	248	250,274
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.99%, 04/29/24	368	364,354
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.48%, 08/06/21	391	391,058
CEC Entertainment, Inc., Term Loan B, 02/12/21(p)	104	103,158
CenturyLink, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 01/31/25	254	252,457
Change Healthcare Holdings LLC, Term Loan B, 03/01/24(p)	506	504,862

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Charter NEX US, Inc., 1st Lien Term Loan:
(LIBOR USD 1 Month + 2.75%), 5.23%, 05/16/24	USD 3,324	$3,278,572
(LIBOR USD 1 Month + 3.50%), 5.73%, 05/16/24	99	98,777
Chemours Co. (The), 1st Lien Term
Loan, (LIBOR USD 1 Month + 1.75%), 3.99%, 04/03/25	213	201,543
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 06/07/23	571	569,406
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.73%, 10/10/23	299	295,960
Ciena Corp., Term Loan B1, (LIBOR USD 1 Month + 2.00%), 4.27%, 09/26/25	331	332,635
CLEAResult Consulting, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.87%, 08/15/25	235	232,087
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 11/28/22	159	158,602
Concentra, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.50%), 8.96%, 07/25/23	263	264,096
Concentra, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.21%, 06/01/22	214	214,177
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 02/15/24	544	544,745
Cumulus Media New Holdings, Inc., Term Loan, 05/13/22(p)	605	608,958
Deerfield Holdings Corp., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 02/13/25	317	307,633
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 09/07/23	543	543,913
Diamond (BC) BV, Term Loan, 09/06/24(p)	EUR 6,990	7,150,569
Diamond Sports Group LLC, Term Loan, 07/17/26(p)	USD 4,372	4,379,214
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.74%, 12/20/24	162	150,609
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 05/18/24	149	148,340
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 7.01%, 09/29/23	511	466,121
DTZ US Borrower LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 12/31/22	489	490,829
Dun &Bradstreet Corp. (The), 1st Lien Term Loan B, 02/06/26(p)	12,687	12,762,361
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 12/13/25	169	167,568
EIF Channelview Cogeneration LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.49%, 05/03/25	132	133,052
Emerald Topco, 1st Lien Term Loan, 07/23/26(p)	227	226,376

Security	Par (000)	Value

United States (continued)
EnergySolutions LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.08%, 05/30/25(d)	USD 181	$173,923
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 10/10/25	351	301,025
Epicor Software Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.49%, 06/01/22	265	264,585
Equinox Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 03/08/24	358	358,045
ESH Hospitality,Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 08/30/23	447	446,974
Euro Garages Ltd., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.33%, 02/07/25	183	180,978
ExGen Renewables IV LLC, Term Loan, 11/28/24(p)	2,109	2,032,978
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 03/29/25	607	607,621
Financial &Risk US Holdings, Inc., Term Loan, 10/01/25(p)	1,094	1,093,100
Flex Acquisition Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.32%, 12/29/23	6,474	6,181,290
Forest City, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.23%, 12/31/25	430	433,197
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.23%, 08/13/25(d)	259	259,000
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.98%, 07/30/24	639	639,785
Gates Global LLC, Term Loan B, 04/01/24(p)	511	508,574
Gavilan Resources LLC, 2nd Lien Term Loan, 03/01/24(d)(p)	217	95,984
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 1 Month + 3.75%), 6.00%, 07/02/25(d)	21,028	21,133,284
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 07/12/25	221	218,126
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 03/22/24	210	197,003
Global Payments, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.98%, 10/17/25	137	136,770
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 10/04/23	204	204,552
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 5.06%, 10/10/25	367	365,744
GrafTech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.73%, 02/12/25(d)	225	221,912
Gray Television, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.58%, 02/07/24	207	207,205
Greeneden US Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.48%, 12/01/23	273	271,835

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Greenhill &Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.58%, 04/12/24	USD 150	$149,126
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.73%, 08/18/23	183	179,168
Hargray Communications Group, Inc., Term Loan, 05/16/24(p)	163	162,734
Harland Clarke Holdings Corp., Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.08%, 11/03/23	90	68,917
HC Group Holdings III, Inc., 1st Lien Term Loan B, 04/07/22(d)(p)	154	153,230
HD Supply Waterworks Ltd., Term Loan,
(LIBOR USD 3 Month + 3.00%), 5.09%, 08/01/24	552	551,257
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.98%, 10/17/23	435	435,337
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 5.92%, 05/23/25	129	126,789
Hilton Worldwide Finance LLC, Term Loan B2, (LIBOR USD 1 Month + 1.75%), 4.02%, 06/22/26	200	200,522
Hostess Brands LLC, Term Loan, 08/03/22(p)	543	541,915
HUB International Ltd., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.27%, 04/25/25	1,390	1,374,548
IAA Spinco, Inc., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.63%, 05/22/26	110	110,417
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 4.00%), 6.23%, 05/23/25	671	669,055
iHeartCommunications, Inc., 1st Lien Term Loan, 05/01/26(p)	372	374,366
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.33%, 06/15/21	844	841,798
Infor US, Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.08%, 02/01/22	3,611	3,610,326
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.48%, 08/05/22	30,472	30,594,088
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 9.27%, 03/30/26	130	128,862
IPS Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.73%, 11/07/24	351	351,384
IRB Holding Corp., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.55%, 02/05/25	542	539,485
Iron Mountain, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.98%, 01/02/26(d)	294	288,744
Jaguar Holding Co. I, Term Loan, 08/18/22(p)	1,058	1,055,358
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 6.19%, 06/03/26	179	178,497
Jeld-Wen, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 4.33%, 12/14/24	182	181,841

Security	Par (000)	Value

United States (continued)
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 3 Month + 2.50%), 4.88%, 03/09/23	USD 101	$100,885
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.73%, 07/03/24	327	326,544
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.58%, 11/01/23	876	875,901
Lakeland Tours LLC, Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.40%, 12/16/24	351	352,449
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.90%, 12/01/23	667	668,314
Leslie’s Poolmart, Inc., Term Loan B, 08/16/23(p)	155	145,641
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 02/22/24	307	307,156
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 03/24/25	330	329,545
LTI Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.73%, 09/06/25	260	247,725
McAfee LLC, Term Loan:
09/30/24(p)	18,941	18,930,382
(LIBOR USD 1 Month + 8.50%), 10.74%, 09/29/25	37,564	37,882,935
McDermott International, Inc., Term Loan, 05/12/25(p)	188	179,416
Meredith Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.98%, 01/31/25	309	309,954
Messer Industries LLC, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.83%, 03/01/26	523	520,077
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 03/21/25	545	544,657
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.24%, 05/29/25	128	127,967
Midas Intermediate Holdco II LLC, Term
Loan B, (LIBOR USD 3 Month + 2.75%), 5.08%, 08/18/21	997	976,247
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.83%, 06/30/25(d)	87	87,212
Midcontinent Communications, Term loan, 07/26/26(d)(p)	119	119,595
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 11/29/24	357	338,316
Momentive Performance Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.59%, 05/15/24	100	99,438
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 5.08%, 06/07/23	477	462,318
MTN Infrastructure TopCo, Inc., Term
Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 11/15/24	597	593,641
NASCAR, Term Loan B, 07/27/26(p)	154	154,675

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
National Veterinary Associates, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.75%), 4.98%, 02/02/25	USD 338	$338,131
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 6.00%), 8.38%, 10/25/23	286	245,257
New LightSquared LLC, Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/07/20(g)	191	155,896
Nexstar Broadcasting, Inc., Term Loan B, 06/19/26(p)	195	194,959
Nielsen Finance LLC, Term Loan, (EURIBOR 1 Month + 2.50%), 2.50%, 10/04/23	EUR 987	1,092,696
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD + 4.50%), 6.73%, 10/20/22	USD 601	561,588
Optiv, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 02/01/24	98	89,352
Orchid Orthopedic Solutions LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 6.98%, 02/28/26(d)	94	94,470
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.56%, 06/30/25	543	527,389
Outfront Media Capital LLC, 1st Lien Term Loan B1, (LIBOR USD 1 Month + 2.00%), 4.36%, 03/18/24	27	26,675
Oxbow Carbon LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 01/04/23	128	127,650
Panther BF Aggregator 2 LP, Term Loan B(p):
03/18/26	304	303,812
04/30/26	EUR 4,000	4,428,000
PCI Gaming Authority, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 05/15/26	USD 238	239,797
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.83%, 08/01/25(d)	300	247,500
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 08/01/24	124	114,115
Penn National Gaming, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 10/15/25	187	187,271
Plaskolite, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.25%), 6.56%, 12/15/25	170	169,223
Ply Gem, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.12%, 04/01/25	149	145,274
Post Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.27%, 05/24/24	334	333,665
PowerSchool Group LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.82%, 07/31/25	314	309,311
PQ Corp., Term Loan, (LIBOR USD 3 Month + 2.50%), 4.76%, 02/08/25	374	373,049
Pregis Topco Corp., Term Loan, 07/15/26(p)	114	113,763
Prestige Brands, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.23%, 01/26/24	207	206,624

Security	Par (000)	Value

United States (continued)
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 05/02/22	USD 282	$281,612
PSAV Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 02/21/25	427	414,922
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.58%, 11/03/23	234	216,563
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 02/01/24	292	288,185
Radiology Partners, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 4.75%), 7.06%, 07/09/25	104	103,145
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.52%, 02/08/25	96	91,212
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 8.08%, 12/07/24	389	389,075
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 02/05/23	963	962,736
RHP Hotel Properties LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 05/11/24	262	262,490
RP Crown Parent LLC, 1st Lien Term Loan, 10/12/23(p)	309	308,179
SBA Senior Finance II LLC, 2nd Lien
Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.24%, 04/06/25	542	540,005
Scientific Games International, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.98%, 08/14/24	443	439,899
ScribeAmerica Intermediate Holdco LLC, 1st Lien Term Loan, 04/03/25(p)	73	72,143
Sedgwick, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 12/31/25	729	717,465
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.56%, 11/28/21	478	471,268
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.81%, 11/08/23	287	195,770
(LIBOR USD 1 Month + 8.00%), 10.31%, 11/08/24	38	17,257
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.73%, 11/08/23	57	57,080
SIRVA Worldwide, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 7.73% - 8.02%, 08/04/25(d)	352	341,882
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 01/23/25	367	365,022
SolarWinds Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.98%, 02/05/24	670	669,344
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 4.98%, 03/03/23	698	695,582

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 09/30/22	USD 810	$809,545
Sotera Health Holdings LLC, Term Loan, 05/15/22(d)(p)	171	171,214
Sound Inpatient Physicians, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 06/27/25	213	211,733
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.98%, 06/26/26	117	116,512
Spin Holdco, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.57%, 11/14/22	3,043	3,001,106
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.75%, 02/02/24	209	208,598
SRS Distribution, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.48%, 05/23/25	377	364,106
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.48%, 04/16/25	749	748,378
SS&C Technologies Holdings, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.48%, 07/08/22	122	121,474
SSH Group Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.51%, 07/30/25	235	234,489
Standard Aero, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.33%, 01/23/26	274	275,887
Staples, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.83%, 09/12/24(d)	4,991	4,928,353
Staples, Inc., Term Loan B, (LIBOR USD 1 Month + 5.00%), 7.33%, 04/16/26	9,600	9,354,048
Starwood Property Trust, Inc., Term Loan, 07/10/26(d)(p)	80	80,083
Station Casinos LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.74%, 06/08/23	448	448,258
Sterigenics-Nordion Holdings LLC, Term Loan, 05/15/22(p)	2,764	2,733,225
Sundyne US Purchaser, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.23%, 04/23/26(d)	244	243,645
TAMKO Building Products, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.48%, 05/03/26(d)	74	74,185
Tank Holdings Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.18%, 12/30/24	131	131,410
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.98%, 02/06/24	158	137,695
Telenet Financing LLC, Term Loan, 08/15/26(p)	174	173,051
Tempo Acquisition LLC, Term Loan, 05/01/24(p)	667	668,055
Terex Corp., Term Loan, (LIBOR USD 3 Month + 2.75%), 5.10%, 01/31/24	48	47,910
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.39%, 06/12/26	263	263,247

Security	Par (000)	Value

United States (continued)
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.98%, 05/06/24	USD 165	$152,807
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.70%, 08/28/24(d)	243	207,090
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.23%, 04/10/23	410	410,766
Trans Union, 1st Lien Term loan B4, (LIBOR USD 1 Month + 2.00%), 4.23%, 06/19/25	6	5,947
TransDigm, Inc., Term Loan F, (LIBOR USD 3 Month + 2.50%), 4.83%, 06/09/23	850	844,963
Trugreen Ltd. Partnership, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 6.08%, 03/13/26	280	280,311
Uber Technologies, Inc., Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.77%, 07/13/23	309	309,603
(LIBOR USD 1 Month + 4.00%), 6.33%, 03/14/25	411	412,243
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 6.08%, 05/04/26	5,130	5,167,654
United Rentals, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.98%, 10/31/25	101	101,205
Unitymedia Finance LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.35%, 06/01/23	103	102,879
Unitymedia Hessen GmbH &Co. KG, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.60%, 09/30/25	507	506,564
Universal Hospital Services, Inc., Delayed Draw Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.44%, 10/18/25(d)	346	346,565
Univision Communications, Inc., Term Loan C5, (LIBOR USD 1 Month + 2.75%), 4.98%, 03/15/24	227	222,103
US Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.23%, 06/27/23	424	422,954
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.33%, 05/16/24	629	619,865
USIC Holdings, Inc., Term Loan B,
(LIBOR USD 1 Month + 3.25%), 5.23%, 12/08/23	369	365,664
Varsity Brands, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.73%, 12/16/24	163	159,886
Vectra Co., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.48%, 02/23/25	298	286,186
Veritas US, Inc., Term Loan B1, 01/27/23(p)	EUR 6,000	6,177,060
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 6.73%, 08/27/25	USD 890	894,107
Vertafore, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.48%, 07/02/25	232	226,984
Vertiv Co., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.33%, 11/30/23.	475	451,721

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
VICI Properties 1 LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.27%, 12/20/24	USD 770	$767,871
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 3 Month + 2.00%), 4.23%, 12/31/25	419	420,049
Vizient, Inc., Term Loan B5, (LIBOR USD 1 Month + 2.75%), 4.98%, 05/17/26	110	110,514
Welbilt, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.73%, 10/11/25.	178	176,344
West Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.52%, 10/10/24	477	444,610
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 4.01%, 04/29/23	642	636,645
Wex, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.48%, 05/15/26	601	600,861
Whataburger, Term Loan B, 07/17/26(p)	352	353,102
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.99%, 05/18/25	1,872	1,819,257
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 12/19/23	329	322,116
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.23%, 12/02/24	294	290,068
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.73%, 06/07/24	242	241,820
Zayo Group LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.23%, 01/19/21	548	547,370
Ziggo Secured Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.83%, 04/15/25	456	452,867

		302,837,563

Total Floating Rate Loan Interests — 14.7% (Cost: $450,861,892)		445,935,959

Foreign Agency Obligations — 0.7%

China — 0.0%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR 600	654,445
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21	USD 400	385,704
Inner Mongolia High-Grade High Way
Construction and Development Co. Ltd., 4.38%, 12/04/20	258	255,688
Xi’an Municipal Infrastructure Construction Investment Group Corp. Ltd., 4.00%, 06/24/22	500	499,614

		1,795,451

France — 0.3%
Electricite de France SA(b)(f):
(EUR Swap Annual 12 Year + 3.04%), 5.00%	EUR 4,200	5,242,663
(GBP Swap 13 Year + 3.96%),
6.00%	GBP 3,300	4,374,312

		9,616,975

Security	Par (000)	Value

India — 0.2%
NTPC Ltd., 5.63%, 07/14/21	USD 1,100	$1,157,406
Oil India Ltd., 5.13%, 02/04/29	640	708,600
Power Finance Corp. Ltd.:
3.75%, 06/18/24	810	819,388
3.75%, 12/06/27	1,100	1,085,907
4.50%, 06/18/29	1,090	1,123,518
Rural Electrification Corp. Ltd., 4.63%, 03/22/28	600	623,250

		5,518,069

Indonesia — 0.2%
Bank Mandiri Persero Tbk. PT, 3.75%, 04/11/24	655	673,831
Indonesia Asahan Aluminium Persero PT:
5.71%, 11/15/23	1,700	1,870,808
6.53%, 11/15/28	250	300,312
Pertamina Persero PT:
3.65%, 07/30/29	375	377,695
4.70%, 07/30/49	400	398,120
Perusahaan Listrik Negara PT:
6.15%, 05/21/48	1,100	1,335,125
4.88%, 07/17/49	775	788,815
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR 2,580,000	178,669

		5,923,375

Total Foreign Agency Obligations — 0.7% (Cost: $22,104,657)		22,853,870

Foreign Government Obligations — 0.2%

Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III, 4.45%, 02/20/29	USD 1,575	1,708,383
Republic of Indonesia, 5.35%, 02/11/49(l)	1,025	1,236,726

		2,945,109

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22	1,400	1,329,230

Sri Lanka — 0.1%
Republic of Sri Lanka:
5.75%, 01/18/22	1,200	1,209,000
6.85%, 03/14/24	425	437,219
7.85%, 03/14/29	850	884,797

		2,531,016

Total Foreign Government Obligations — 0.2% (Cost: $6,470,879)		6,805,355

	Shares

Investment Companies — 0.5%
Invesco Senior Loan ETF	645,000	14,718,900

Total Investment Companies — 0.5% (Cost: $14,683,650)		14,718,900

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Non-Agency Mortgage-Backed Securities — 0.7%

Collateralized Mortgage Obligations — 0.2%

United Kingdom — 0.2%
Paragon Mortgages No. 13 plc, Series 13X, Class A2C, 2.48%, 01/15/39(c)	USD 4,484	$4,245,953

United States — 0.0%
Octagon Investment Partners 26 Ltd., Series 2016-1, Class AR, 4.10%, 04/20/31(c)	1,000	960,802

		5,206,755

Commercial Mortgage-Backed Securities — 0.4%

United States — 0.4%
Core Industrial Trust(a)(c):
Series 2015-CALW, Class F, 3.85%, 02/10/34	4,620	4,765,784
Series 2015-CALW, Class G, 3.85%, 02/10/34	5,640	5,816,582
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 04/15/37	13	12,908
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(a)(c)	2,545	2,555,620

		13,150,894

Interest Only Commercial Mortgage-Backed Securities — 0.1%

United States — 0.1%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.72%, 05/10/58(c)	20,711	1,855,084

Total Non-Agency Mortgage-Backed Securities — 0.7% (Cost: $19,332,173)		20,212,733

Preferred Securities — 1.4%

Capital Trusts — 1.2%

United Kingdom — 0.2%
Lloyds Banking Group plc(f)(j):
6.41%(a)	1,252	1,311,470
6.66%	701	740,431
6.66%(a)	2,694	2,845,538

		4,897,439

United States — 1.0%(f)(j)
Andeavor Logistics LP, Series A, 6.87%	141	141,000
Bank of America Corp.:
Series X, 6.25%	9,500	10,331,250
Series DD, 6.30%	70	78,400
Series Z, 6.50%	34	37,833
Goldman Sachs Group, Inc. (The), Series P, 5.00%	5,053	4,935,063
JPMorgan Chase & Co., Series S, 6.75%	7,500	8,318,963
SunTrust Banks, Inc., Series G, 5.05%	5,000	5,025,000
Wells Fargo & Co.:
Series U, 5.87%	95	104,025
Series S, 5.90%	1,635	1,735,144

		30,706,678

Total Capital Trusts — 1.2% (Cost: $35,759,842)		35,604,117

Security	Shares	Value

Preferred Stocks — 0.0%

Luxembourg — 0.0%
Novartex Holding Luxembourg SCA(d)	94	$—

Total Preferred Stocks — 0.0% (Cost: $0)		—

Trust Preferreds — 0.2%

United States — 0.2%
State Street Corp., 3.41%, 06/15/47(j)(q)	10,000,000	7,750,000

Total Trust Preferreds — 0.2% (Cost: $7,751,436)		7,750,000

Total Preferred Securities — 1.4% (Cost: $43,511,278)		43,354,117

	Par (000)

U.S. Treasury Obligations — 1.4%
U.S. Treasury Bonds, 3.00%, 02/15/49(l)	37,760	41,443,075

Total U.S. Treasury Obligations — 1.4% (Cost: $41,008,707)		41,443,075

	Shares

Warrants — 0.0%

United States — 0.0%
iHeartMedia, Inc. (Issued/exercisable 06/05/19, 1 share for 1 warrant, Expires 12/31/19, Strike Price USD 1.00)(e)	5,417	81,033

Total Warrants — 0.0%		81,033

Total Long-Term Investments — 86.8% (Cost: $2,679,700,984)		2,636,858,846

	Par (000)

Short-Term Securities — 26.1%

Borrowed Bond Agreements — 14.4%(r)(s)
Amherst Pierpont Securities LLC, 2.55%, Open (Purchased on 07/03/19 to be repurchased at USD 3,103,600, collateralized by U.S. Treasury Notes, 1.63%, due at 06/30/21, par and fair value of USD 3,105,000 and $3,088,990, respectively)	3,097	3,097,238

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (4.20)%, Open (Purchased on 07/10/19 to be repurchased at EUR 2,291,149, collateralized by Ineos Group Holdings SA, 5.38%, due at 08/01/24, par and fair value of EUR 2,200,000 and $2,487,347, respectively)	EUR	2,297	$2,542,530
Barclays Bank plc, (3.50)%, Open (Purchased on 07/04/19 to be repurchased at EUR 3,537,505, collateralized by Casino Guichard Perrachon SA, 5.98%, due at 05/26/21, par and fair value of EUR 3,800,000 and $3,997,111, respectively)		3,544	3,923,374
Barclays Bank plc, (2.75)%, Open (Purchased on 05/29/19 to be repurchased at GBP 639,461, collateralized by Arrow Global Finance plc, 5.13%, due at 09/15/24, par and fair value of GBP 653,000 and $784,060, respectively)	GBP	643	781,349
Barclays Bank plc, (2.75)%, Open (Purchased on 05/31/19 to be repurchased at GBP 98,083, collateralized by Arrow Global Finance plc, 5.13%, due at 09/15/24, par and fair value of GBP 100,000 and $120,070, respectively)		99	119,810
Barclays Bank plc, (2.50)%, Open (Purchased on 07/10/19 to be repurchased at USD 1,816,175, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 2,000,000 and $1,830,000, respectively)	USD	1,818	1,817,500
Barclays Bank plc, (2.50)%, Open (Purchased on 01/23/19 to be repurchased at EUR 3,788,583, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 4,350,000 and $4,718,005, respectively)	EUR	3,807	4,213,872
Barclays Bank plc, (1.75)%, Open (Purchased on 07/10/19 to be repurchased at EUR 4,228,265, collateralized by Virgin Media Finance plc, 4.50%, due at 01/15/25, par and fair value of EUR 4,000,000 and $4,575,098, respectively)		4,232	4,685,245
Barclays Bank plc, (1.65)%, Open (Purchased on 05/22/19 to be repurchased at EUR 1,010,665, collateralized by eDreams Odigeo SA, 5.50%, due at 09/01/23, par and fair value of EUR 1,000,000 and $1,166,895, respectively)		1,014	1,122,355

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.40)%, Open (Purchased on 01/30/19 to be repurchased at EUR 1,962,436, collateralized by Telenet Finance Luxembourg Notes SARL, 3.50%, due at 03/01/28, par and fair value of EUR 2,000,000 and $2,335,770, respectively)	EUR	1,976	$2,187,816
Barclays Bank plc, (1.35)%, Open (Purchased on 01/23/19 to be repurchased at EUR 1,745,513, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 375,301 and $424,819, respectively)		1,763	1,951,648
Barclays Bank plc, (1.35)%, Open (Purchased on 01/11/19 to be repurchased at EUR 2,647,649, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 579,036 and $655,435, respectively)		2,683	2,970,155
Barclays Bank plc, (1.25)%, Open (Purchased on 07/19/19 to be repurchased at EUR 1,019,391, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 1,000,000 and $1,102,849, respectively)		1,020	1,128,819
Barclays Bank plc, (1.20)%, Open (Purchased on 01/24/19 to be repurchased at EUR 535,564, collateralized by Valeo SA, 3.25%, due at 01/22/24, par and fair value of EUR 500,000 and $630,631, respectively)		539	596,548
Barclays Bank plc, (1.10)%, Open (Purchased on 05/13/19 to be repurchased at EUR 2,632,548, collateralized by Ineos Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,700,000 and $3,018,789, respectively)		2,639	2,921,193
Barclays Bank plc, (0.95)%, Open (Purchased on 07/11/19 to be repurchased at EUR 1,602,481, collateralized by Hertz Holdings Netherlands BV, 5.50%, due at 03/30/23, par and fair value of EUR 1,500,000 and $1,744,711, respectively)		1,603	1,774,742
Barclays Bank plc, (0.95)%, Open (Purchased on 07/18/19 to be repurchased at EUR 104,041, collateralized by Lincoln Financing SARL, 3.63%, due at 04/01/24, par and fair value of EUR 100,000 and $114,021, respectively)		104	115,213
Barclays Bank plc, (0.95)%, Open (Purchased on 07/18/19 to be repurchased at EUR 213,177, collateralized by Hertz Holdings Netherlands BV, 5.50%, due at 03/30/23, par and fair value of EUR 200,000 and $232,628, respectively)		213	236,068

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (0.95)%, Open (Purchased on 05/14/19 to be repurchased at EUR 4,958,173, collateralized by Banco Bilbao Vizcaya Argentaria SA, 3.50%, due at 02/10/27, par and fair value of EUR 4,500,000 and $5,876,860, respectively)	EUR	4,968	$5,499,873
Barclays Bank plc, (0.95)%, Open (Purchased on 07/11/19 to be repurchased at EUR 489,011, collateralized by Hertz Holdings Netherlands BV, 5.50%, due at 03/30/23, par and fair value of EUR 458,000 and $532,718, respectively)		489	541,621
Barclays Bank plc, (0.95)%, Open (Purchased on 05/31/19 to be repurchased at EUR 2,763,268, collateralized by Banco Bilbao Vizcaya Argentaria SA, 3.50%, due at 02/10/27, par and fair value of EUR 2,500,000 and $3,264,922, respectively)		2,768	3,063,627
Barclays Bank plc, (0.95)%, Open (Purchased on 07/19/19 to be repurchased at EUR 106,611, collateralized by Hertz Holdings Netherlands BV, 5.50%, due at 03/30/23, par and fair value of EUR 100,000 and $116,314, respectively)		107	118,049
Barclays Bank plc, (0.95)%, Open (Purchased on 01/16/19 to be repurchased at EUR 839,463, collateralized by Eni SpA, 3.63%, due at 01/29/29, par and fair value of EUR 715,000 and $1,015,229, respectively)		844	934,117
Barclays Bank plc, (0.90)%, Open (Purchased on 02/01/19 to be repurchased at EUR 1,120,056, collateralized by Faurecia SA, 3.63%, due at 06/15/23, par and fair value of EUR 1,100,000 and $1,239,421, respectively)		1,131	1,252,215
Barclays Bank plc, (0.90)%, Open (Purchased on 07/23/19 to be repurchased at EUR 2,653,182, collateralized by Schaeffler Finance BV, 3.25%, due at 05/15/25, par and fair value of EUR 2,532,000 and $2,900,129, respectively)		2,654	2,937,660
Barclays Bank plc, (0.90)%, Open (Purchased on 02/01/19 to be repurchased at EUR 1,121,441, collateralized by Faurecia SA, 3.63%, due at 06/15/23, par and fair value of EUR 1,100,000 and $1,239,421, respectively)		1,132	1,252,896

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (0.90)%, Open (Purchased on 07/09/19 to be repurchased at EUR 105,220, collateralized by International Game Technology plc, 3.50%, due at 06/15/26, par and fair value of EUR 100,000 and $116,687, respectively)	EUR	105	$116,543
Barclays Bank plc, (0.85)%, Open (Purchased on 07/19/19 to be repurchased at EUR 3,538,623, collateralized by Merck KGaA, 1.63%, due at 06/25/49, par and fair value of EUR 3,500,000 and $3,930,564, respectively)		3,539	3,918,088
Barclays Bank plc, (0.85)%, Open (Purchased on 03/08/19 to be repurchased at EUR 588,965, collateralized by Raiffeisen Bank International AG, 6.00%, due at 10/16/23, par and fair value of EUR 500,000 and $664,892, respectively)		591	654,193
Barclays Bank plc, (0.85)%, Open (Purchased on 01/31/19 to be repurchased at EUR 3,537,912, collateralized by Telenet Finance Luxembourg Notes SARL, 3.50%, due at 03/01/28, par and fair value of EUR 3,600,000 and $4,204,386, respectively)		3,563	3,943,769
Barclays Bank plc, (0.85)%, Open (Purchased on 07/03/19 to be repurchased at EUR 528,407, collateralized by International Game Technology plc, 3.50%, due at 06/15/26, par and fair value of EUR 500,000 and $583,433, respectively)		529	585,320
Barclays Bank plc, (0.85)%, Open (Purchased on 07/04/19 to be repurchased at EUR 4,891,094, collateralized by International Game Technology plc, 3.50%, due at 06/15/26, par and fair value of EUR 4,625,000 and $5,396,758, respectively)		4,894	5,417,894
Barclays Bank plc, (0.80)%, Open (Purchased on 07/01/19 to be repurchased at EUR 1,292,931, collateralized by Arkema SA, 1.50%, due at 04/20/27, par and fair value of EUR 1,200,000 and $1,453,291, respectively)		1,294	1,432,230
Barclays Bank plc, (0.50)%, Open (Purchased on 07/18/19 to be repurchased at GBP 188,522, collateralized by EI Group plc, 6.00%, due at 10/06/23, par and fair value of GBP 180,000 and $222,773, respectively)	GBP	189	229,294

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (0.50)%, Open (Purchased on 07/18/19 to be repurchased at GBP 943,061, collateralized by EI Group plc, 6.00%, due at 10/06/23, par and fair value of GBP 900,000 and $1,113,864, respectively)	GBP	943	$1,147,016
Barclays Bank plc, 0.00%, Open (Purchased on 07/31/19 to be repurchased at USD 4,466,687, collateralized by Intelsat Connect Finance SA, 9.50%, due at 02/15/23, par and fair value of USD 4,895,000 and $4,391,794, respectively)	USD	4,467	4,466,688
Barclays Bank plc, 0.00%, Open (Purchased on 07/22/19 to be repurchased at USD 3,841,213, collateralized by Intelsat Luxembourg SA, 8.13%, due at 06/01/23, par and fair value of USD 4,870,000 and $3,931,064, respectively)		3,841	3,841,213
Barclays Bank plc, 1.80%, Open (Purchased on 12/07/18 to be repurchased at USD 2,937,485, collateralized by Royal Bank of Scotland Group plc, 8.00%, par and fair value of USD 2,900,000 and $3,106,625, respectively)(f)		2,907	2,907,250
Barclays Bank plc, 1.95%, Open (Purchased on 03/08/19 to be repurchased at USD 5,128,922, collateralized by Telenet Finance Luxembourg Notes SARL, 5.50%, due at 03/01/28, par and fair value of USD 5,200,000 and $5,262,400, respectively)		5,090	5,089,500
Barclays Bank plc, 1.95%, Open (Purchased on 05/24/19 to be repurchased at USD 8,906,624, collateralized by First Quantum Minerals Ltd., 6.88%, due at 03/01/26, par and fair value of USD 10,100,000 and $9,498,735, respectively)		8,875	8,875,375
Barclays Bank plc, 2.00%, Open (Purchased on 02/08/19 to be repurchased at USD 4,965,478, collateralized by Banco Santander SA, 7.50%, par and fair value of USD 5,000,000 and $5,325,000, respectively)(f)		4,919	4,918,750
Barclays Bank plc, 2.05%, Open (Purchased on 07/29/19 to be repurchased at USD 5,328,213, collateralized by Intelsat Connect Finance SA, 9.50%, due at 02/15/23, par and fair value of USD 5,895,000 and $5,288,994, respectively)		5,328	5,327,606
Barclays Bank plc, 2.05%, Open (Purchased on 07/22/19 to be repurchased at USD 5,377,755, collateralized by Amgen, Inc., 4.56%, due at 06/15/48, par and fair value of USD 5,000,000 and $5,462,178, respectively)		5,375	5,375,000

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, 2.05%, Open (Purchased on 04/22/19 to be repurchased at USD 7,014,417, collateralized by Kraft Heinz Foods Co., 5.00%, due at 07/15/35, par and fair value of USD 6,940,000 and $7,369,379, respectively)	USD	6,975	$6,974,700
Barclays Bank plc, 2.17%, Open (Purchased on 07/18/19 to be repurchased at USD 21,304,862, collateralized by U.S. Treasury Notes, 1.75%, due at 06/30/24, par and fair value of USD 21,340,000 and $21,242,469, respectively)		21,287	21,286,650
BNP Paribas SA, (1.50)%, Open (Purchased on 05/07/19 to be repurchased at EUR 1,006,036, collateralized by Tasty Bondco 1 SA, 6.25%, due at 05/15/26, par and fair value of EUR 1,000,000 and $1,172,867, respectively)	EUR	1,010	1,117,594
BNP Paribas SA, (0.80)%, Open (Purchased on 05/23/19 to be repurchased at EUR 2,759,989, collateralized by Lincoln Financing SARL, 3.63%, due at 04/01/24, par and fair value of EUR 2,800,000 and $3,192,588, respectively)		2,764	3,059,796
BNP Paribas SA, (0.80)%, Open (Purchased on 05/14/19 to be repurchased at EUR 2,737,152, collateralized by Ineos Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,800,000 and $3,130,596, respectively)		2,742	3,035,221
BNP Paribas SA, 2.15%, Open (Purchased on 03/04/19 to be repurchased at USD 1,579,810, collateralized by Kraft Heinz Foods Co., 5.00%, due at 07/15/35, par and fair value of USD 1,629,000 and $1,729,786, respectively)	USD	1,566	1,565,876
BNP Paribas SA, 2.45%, Open (Purchased on 07/19/19 to be repurchased at USD 6,545,786, collateralized by U.S. Treasury Notes, 1.75%, due at 07/15/22, par and fair value of USD 6,540,000 and $6,521,606, respectively)		6,540	6,540,000
Citigroup Global Markets, Inc., (1.50)%, Open (Purchased on 06/17/19 to be repurchased at USD 1,855,511, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 2,000,000 and $1,830,000, respectively)		1,853	1,852,500
Citigroup Global Markets, Inc., 1.95%, Open (Purchased on 12/13/18 to be repurchased at USD 445,753, collateralized by Kennametal, Inc., 3.88%, due at 02/15/22, par and fair value of USD 437,000 and $448,070, respectively)		441	440,824

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 07/29/19 to be repurchased at USD 8,857,159, collateralized by Sprint Capital Corp., 6.88%, due at 11/15/28, par and fair value of USD 7,820,000 and $8,602,000, respectively)	USD	8,856	$8,856,150
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 04/18/19 to be repurchased at USD 3,205,833, collateralized by HCA, Inc., 5.63%, due at 09/01/28, par and fair value of USD 3,000,000 and $3,308,100, respectively)		3,188	3,187,500
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 04/12/19 to be repurchased at USD 5,764,756, collateralized by Walgreens Boots Alliance, Inc., 3.45%, due at 06/01/26, par and fair value of USD 5,839,000 and $5,953,181, respectively)		5,730	5,729,519
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 06/13/19 to be repurchased at USD 5,370,890, collateralized by Bristol-Myers Squibb Co., 4.25%, due at 10/26/49, par and fair value of USD 5,000,000 and $5,506,281, respectively)		5,356	5,356,250
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 05/30/19 to be repurchased at USD 14,329,099, collateralized by Mylan NV, 3.95%, due at 06/15/26, par and fair value of USD 15,050,000 and $15,356,639, respectively)		14,279	14,278,688
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 04/05/19 to be repurchased at USD 1,415,165, collateralized by Kraft Heinz Foods Co., 5.00%, due at 07/15/35, par and fair value of USD 1,431,000 and $1,519,536, respectively)		1,406	1,405,957
Credit Suisse Securities USA LLC, 0.50%, Open (Purchased on 05/24/19 to be repurchased at USD 890,304, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 1,000,000 and $915,000, respectively)		888	887,500
Credit Suisse Securities USA LLC, 0.50%, Open (Purchased on 05/30/19 to be repurchased at USD 862,733, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 1,000,000 and $915,000, respectively)		861	861,250

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Credit Suisse Securities USA LLC, 2.10%, Open (Purchased on 05/06/19 to be repurchased at USD 11,570,255, collateralized by Fox Corp., 5.58%, due at 01/25/49, par and fair value of USD 10,000,000 and $12,218,553, respectively)	USD	11,513	$11,512,500
Credit Suisse Securities USA LLC, 2.10%, Open (Purchased on 07/24/19 to be repurchased at USD 2,749,873, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 6.00%, due at 04/15/24, par and fair value of USD 3,000,000 and $2,783,100, respectively)		2,749	2,748,750
Credit Suisse Securities USA LLC, 2.10%, Open (Purchased on 06/26/19 to be repurchased at USD 16,566,495, collateralized by Johnson & Johnson, 3.75%, due at 03/03/47, par and fair value of USD 15,064,000 and $16,301,830, respectively)		16,533	16,532,740
Goldman Sachs International, (2.25)%, Open (Purchased on 04/03/19 to be repurchased at EUR 2,118,813, collateralized by Casino Guichard Perrachon SA, 5.98%, due at 05/26/21, par and fair value of EUR 1,900,000 and $1,998,556, respectively)	EUR	2,135	2,362,952
Goldman Sachs International, (1.60)%, Open (Purchased on 12/21/18 to be repurchased at EUR 842,801, collateralized by Faurecia SA, 2.63%, due at 06/15/25, par and fair value of EUR 900,000 and $1,038,643, respectively)		851	942,067
Goldman Sachs International, (1.35)%, Open (Purchased on 06/06/19 to be repurchased at EUR 1,691,917, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 1,700,000 and $1,874,843, respectively)		1,695	1,876,894
Goldman Sachs International, (0.90)%, Open (Purchased on 07/12/19 to be repurchased at EUR 106,884, collateralized by Hertz Holdings Netherlands BV, 5.50%, due at 03/30/23, par and fair value of EUR 100,000 and $116,314, respectively)		107	118,370
J.P. Morgan Securities LLC, 2.32%, Open (Purchased on 07/31/19 to be repurchased at USD 11,920,949, collateralized by U.S. Treasury Notes, 2.38%, due at 05/15/29, par and fair value of USD 11,531,000 and $11,891,344, respectively)	USD	11,920	11,920,171

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, (4.00)%, Open (Purchased on 06/28/19 to be repurchased at EUR 504,254, collateralized by Casino Guichard Perrachon SA, 5.24%, due at 03/09/20, par and fair value of EUR 500,000 and $549,118, respectively)	EUR	506	$560,139
J.P. Morgan Securities plc, (3.50)%, Open (Purchased on 07/19/19 to be repurchased at GBP 101,276, collateralized by Arrow Global Finance plc, 5.13%, due at 09/15/24, par and fair value of GBP 100,000 and $120,070, respectively)	GBP	101	123,282
J.P. Morgan Securities plc, (3.50)%, Open (Purchased on 07/18/19 to be repurchased at GBP 303,739, collateralized by Arrow Global Finance plc, 5.13%, due at 09/15/24, par and fair value of GBP 300,000 and $360,212, respectively)		304	369,844
J.P. Morgan Securities plc, (3.10)%, Open (Purchased on 07/09/19 to be repurchased at EUR 1,048,250, collateralized by Ineos Group Holdings SA, 5.38%, due at 08/01/24, par and fair value of EUR 1,000,000 and $1,130,612, respectively)	EUR	1,050	1,162,515
J.P. Morgan Securities plc, (2.50)%, Open (Purchased on 01/15/19 to be repurchased at EUR 3,136,529, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 3,400,000 and $3,733,569, respectively)		3,160	3,497,979
J.P. Morgan Securities plc, (1.85)%, Open (Purchased on 04/03/19 to be repurchased at EUR 2,926,981, collateralized by Casino Guichard Perrachon SA, 5.98%, due at 05/26/21, par and fair value of EUR 2,600,000 and $2,734,866, respectively)		2,945	3,259,936
J.P. Morgan Securities plc, (1.60)%, Open (Purchased on 04/05/19 to be repurchased at EUR 5,931,156, collateralized by Cellnex Telecom SA, 2.38%, due at 01/16/24, par and fair value of EUR 5,800,000 and $6,833,047, respectively)		5,961	6,599,225
J.P. Morgan Securities plc, (1.25)%, Open (Purchased on 09/28/18 to be repurchased at EUR 1,583,680, collateralized by Faurecia SA, 2.63%, due at 06/15/25, par and fair value of EUR 1,550,000 and $1,788,773, respectively)		1,601	1,771,837

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, (1.05)%, Open (Purchased on 01/23/19 to be repurchased at EUR 1,890,472, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,150,000 and $2,331,887, respectively)	EUR	1,901	$2,104,353
J.P. Morgan Securities plc, (1.00)%, Open (Purchased on 01/24/19 to be repurchased at EUR 2,478,155, collateralized by Valeo SA, 3.25%, due at 01/22/24, par and fair value of EUR 2,300,000 and $2,900,901, respectively)		2,491	2,757,488
J.P. Morgan Securities plc, (1.00)%, Open (Purchased on 07/10/19 to be repurchased at EUR 1,478,015, collateralized by Aroundtown SA, 0.63%, due at 07/09/25, par and fair value of EUR 1,500,000 and $1,662,247, respectively)		1,479	1,637,072
J.P. Morgan Securities plc, (1.00)%, Open (Purchased on 10/05/18 to be repurchased at EUR 1,722,557, collateralized by Faurecia SA, 3.63%, due at 06/15/23, par and fair value of EUR 1,650,000 and $1,859,133, respectively)		1,737	1,922,680
J.P. Morgan Securities plc, (0.95)%, Open (Purchased on 06/26/19 to be repurchased at EUR 2,693,035, collateralized by Casino Guichard Perrachon SA, 4.41%, due at 08/06/19, par and fair value of EUR 2,600,000 and $2,869,134, respectively)		2,696	2,983,946
J.P. Morgan Securities plc, (0.95)%, Open (Purchased on 01/16/19 to be repurchased at EUR 2,146,369, collateralized by Cie de Saint-Gobain, 1.38%, due at 06/14/27, par and fair value of EUR 2,200,000 and $2,649,764, respectively)		2,158	2,388,384
J.P. Morgan Securities plc, (0.95)%, Open (Purchased on 05/21/19 to be repurchased at EUR 2,796,829, collateralized by Ineos Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,800,000 and $3,130,596, respectively)		2,802	3,101,819
J.P. Morgan Securities plc, (0.95)%, Open (Purchased on 07/11/19 to be repurchased at EUR 3,451,875, collateralized by Aroundtown SA, 0.63%, due at 07/09/25, par and fair value of EUR 3,500,000 and $3,878,576, respectively)		3,453	3,822,940

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, (0.90)%, Open (Purchased on 08/09/18 to be repurchased at EUR 5,834,159, collateralized by Eni SpA, 3.63%, due at 01/29/29, par and fair value of EUR 4,900,000 and $6,957,510, respectively)	EUR	5,886	$6,515,917
J.P. Morgan Securities plc, (0.90)%, Open (Purchased on 07/22/19 to be repurchased at EUR 1,439,707, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 1,359,662 and $1,539,057, respectively)		1,440	1,594,115
J.P. Morgan Securities plc, (0.90)%, Open (Purchased on 04/01/19 to be repurchased at EUR 3,310,457, collateralized by Intesa Sanpaolo SpA, 6.63%, due at 09/13/23, par and fair value of EUR 2,700,000 and $3,615,194, respectively)		3,320	3,675,703
J.P. Morgan Securities plc, (0.90)%, Open (Purchased on 02/21/19 to be repurchased at EUR 1,918,884, collateralized by Europcar Mobility Group, 4.13%, due at 11/15/24, par and fair value of EUR 1,900,000 and $2,202,210, respectively)		1,926	2,132,574
J.P. Morgan Securities plc, (0.90)%, Open (Purchased on 04/01/19 to be repurchased at EUR 2,821,142, collateralized by Intesa Sanpaolo SpA, 6.63%, due at 09/13/23, par and fair value of EUR 2,300,000 and $3,079,610, respectively)		2,830	3,132,402
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 11/16/18 to be repurchased at EUR 1,300,908, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,300,000 and $1,449,577, respectively)		1,309	1,448,794
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 01/15/19 to be repurchased at EUR 3,502,081, collateralized by Raiffeisen Bank International AG, 6.00%, due at 10/16/23, par and fair value of EUR 3,000,000 and $3,989,351, respectively)		3,518	3,894,828
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 08/09/18 to be repurchased at EUR 943,050, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 1,000,000 and $1,221,942, respectively)		951	1,052,730

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 01/10/19 to be repurchased at EUR 5,515,121, collateralized by Danske Bank A/S, 5.88%, par and fair value of EUR 5,400,000 and $6,328,996, respectively)(f)	EUR	5,541	$6,134,060
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 11/16/18 to be repurchased at EUR 1,300,908, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,300,000 and $1,449,577, respectively)		1,309	1,448,794
J.P. Morgan Securities plc, (0.80)%, Open (Purchased on 05/23/19 to be repurchased at EUR 2,172,836, collateralized by Lincoln Financing SARL, 3.63%, due at 04/01/24, par and fair value of EUR 2,186,000 and $2,492,499, respectively)		2,176	2,408,863
J.P. Morgan Securities plc, (0.78)%, Open (Purchased on 07/17/19 to be repurchased at EUR 1,216,427, collateralized by Bayer AG, 3.00%, due at 07/01/49, par and fair value of EUR 1,200,000 and $1,334,272, respectively)		1,217	1,346,965
J.P. Morgan Securities plc, (0.75)%, Open (Purchased on 07/09/19 to be repurchased at EUR 3,331,771, collateralized by Ineos Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 3,300,000 and $3,689,631, respectively)		3,333	3,689,884
J.P. Morgan Securities plc, (0.73)%, Open (Purchased on 07/09/19 to be repurchased at EUR 5,881,110, collateralized by Orange SA, 2.38%, par and fair value of EUR 5,600,000 and $6,485,789, respectively)(f)		5,884	6,513,161
J.P. Morgan Securities plc, (0.45)%, Open (Purchased on 07/18/19 to be repurchased at GBP 150,347, collateralized by EI Group plc, 6.00%, due at 10/06/23, par and fair value of GBP 140,000 and $173,268, respectively)	GBP	150	182,860
J.P. Morgan Securities plc, 0.35%, Open (Purchased on 05/09/19 to be repurchased at GBP 1,204,775, collateralized by William Hill plc, 4.75%, due at 05/01/26, par and fair value of GBP 1,200,000 and $1,470,265, respectively)		1,204	1,463,988
J.P. Morgan Securities plc, 0.45%, Open (Purchased on 07/09/19 to be repurchased at GBP 2,739,132, collateralized by AMC Entertainment Holdings, Inc., 6.38%, due at 11/15/24, par and fair value of GBP 2,750,000 and $3,250,073, respectively)		2,738	3,330,184

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Merrill Lynch International, (1.50)%, Open (Purchased on 03/18/19 to be repurchased at EUR 1,624,797, collateralized by Cellnex Telecom SA, 2.38%, due at 01/16/24, par and fair value of EUR 1,600,000 and $1,884,978, respectively)	EUR	1,634	$1,808,749
Merrill Lynch International, (1.35)%, Open (Purchased on 05/09/19 to be repurchased at EUR 1,521,821, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 1,500,000 and $1,654,273, respectively)		1,526	1,689,725
Merrill Lynch International, (1.35)%, Open (Purchased on 03/22/19 to be repurchased at EUR 2,892,449, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 2,800,000 and $3,087,976, respectively)		2,906	3,217,385
Merrill Lynch International, (1.35)%, Open (Purchased on 05/21/19 to be repurchased at EUR 1,516,651, collateralized by eDreams Odigeo SA, 5.50%, due at 09/01/23, par and fair value of EUR 1,500,000 and $1,750,343, respectively)		1,521	1,683,415
RBC Capital Markets, LLC, (2.00)%, Open (Purchased on 05/14/19 to be repurchased at USD 907,941, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 1,000,000 and $915,000, respectively)	USD	905	905,000
RBC Capital Markets, LLC, 0.00%, Open (Purchased on 07/31/19 to be repurchased at USD 8,170,500, collateralized by Panther BF Aggregator 2 LP, 8.50%, due at 05/15/27, par and fair value of USD 7,800,000 and $7,926,750, respectively)		8,171	8,170,500
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/13/19 to be repurchased at USD 7,603,817, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 6.75%, due at 03/01/28, par and fair value of USD 8,050,000 and $7,204,750, respectively)		7,587	7,587,125
RBC Capital Markets, LLC, 1.75%, Open (Purchased on 11/14/18 to be repurchased at USD 16,656,025, collateralized by Ford Motor Co., 4.35%, due at 12/08/26, par and fair value of USD 17,770,000 and $17,916,790, respectively)		16,437	16,437,250

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 1.90%, Open (Purchased on 06/05/19 to be repurchased at USD 5,482,882, collateralized by Whiting Petroleum Corp., 6.63%, due at 01/15/26, par and fair value of USD 5,665,000 and $5,339,262, respectively)	USD	5,467	$5,466,725
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 07/19/19 to be repurchased at USD 1,873,092, collateralized by Panther BF Aggregator 2 LP, 8.50%, due at 05/15/27, par and fair value of USD 1,800,000 and $1,829,250, respectively)		1,872	1,872,000
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 07/01/19 to be repurchased at USD 2,579,506, collateralized by HCA, Inc., 4.13%, due at 06/15/29, par and fair value of USD 2,500,000 and $2,560,925, respectively)		2,575	2,575,000
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 07/18/19 to be repurchased at USD 5,341,548, collateralized by CVS Health Corp., 4.30%, due at 03/25/28, par and fair value of USD 5,000,000 and $5,312,997, respectively)		5,338	5,337,500
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/10/19 to be repurchased at USD 10,606,461, collateralized by CVS Health Corp., 5.05%, due at 03/25/48, par and fair value of USD 10,000,000 and $10,838,691, respectively)		10,575	10,575,000
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/10/19 to be repurchased at USD 5,340,842, collateralized by Johnson & Johnson, 3.75%, due at 03/03/47, par and fair value of USD 5,000,000 and $5,410,857, respectively)		5,325	5,325,000
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/17/19 to be repurchased at USD 2,828,742, collateralized by Lam Research Corp., 4.00%, due at 03/15/29, par and fair value of USD 2,700,000 and $2,914,303, respectively)		2,822	2,821,500
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/17/19 to be repurchased at USD 2,808,440, collateralized by KLA Corp., 4.10%, due at 03/15/29, par and fair value of USD 2,700,000 and $2,911,262, respectively)		2,801	2,801,250

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/21/19 to be repurchased at USD 2,812,471, collateralized by Anadarko Petroleum Corp., 5.55%, due at 03/15/26, par and fair value of USD 2,500,000 and $2,807,232, respectively)	USD	2,806	$2,806,250
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/24/19 to be repurchased at USD 7,826,606, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 2.80%, due at 07/21/23, par and fair value of USD 8,900,000 and $7,719,359, respectively)		7,810	7,809,750
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/28/19 to be repurchased at USD 5,297,062, collateralized by Discovery Communications LLC, 5.20%, due at 09/20/47, par and fair value of USD 5,000,000 and $5,320,099, respectively)		5,288	5,287,500
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 07/01/19 to be repurchased at USD 5,484,581, collateralized by Cigna Corp., 4.90%, due at 12/15/48, par and fair value of USD 5,000,000 and $5,484,682, respectively)		5,475	5,475,000
RBC Europe Ltd., (1.50)%, Open (Purchased on 11/28/18 to be repurchased at EUR 1,232,837, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 1,250,000 and $1,393,824, respectively)	EUR	1,241	1,374,064
RBC Europe Ltd., (1.50)%, Open (Purchased on 11/27/18 to be repurchased at EUR 692,436, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 700,000 and $780,540, respectively)		697	771,801
RBC Europe Ltd., (1.00)%, Open (Purchased on 08/20/18 to be repurchased at EUR 1,608,947, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 1,730,000 and $2,113,960, respectively)		1,624	1,798,288
RBC Europe Ltd., (1.00)%, Open (Purchased on 01/16/19 to be repurchased at EUR 865,618, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 923,000 and $1,127,852, respectively)		870	963,485

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
RBC Europe Ltd., (0.90)%, Open (Purchased on 07/26/19 to be repurchased at EUR 531,957, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 485,000 and $590,210, respectively)	EUR	532	$588,920

Total Borrowed Bond Agreements — 14.4% (Cost: $441,589,355)			437,659,124

	Shares

Money Market Funds — 11.7%(t)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.20%*		352,769,761	352,769,761
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 2.12%		1,298,123	1,298,123

Total Money Market Funds — 11.7% (Cost: $354,067,884)			354,067,884

Total Short-Term Securities — 26.1% (Cost: $795,657,239)			791,727,008

Total Options Purchased — 0.2% (Cost: $11,329,089)			7,526,587

Total Investments Before Options Written, Borrowed Bonds and Investments Sold Short — 113.1% (Cost: $3,486,687,312)			3,436,112,441

Total Options Written — (0.0)% (Premiums Received — $2,431,261)			(1,495,275)

	Par (000)

Borrowed Bonds — (14.2)%

Corporate Bonds — (12.8)%

Austria — (0.2)%
Raiffeisen Bank International AG, 6.00%, 10/16/23		3,500	(4,654,243)

Belgium — (0.4)%
Telenet Finance Luxembourg Notes SARL:
3.50%, 03/01/28		5,600	(6,540,156)
5.50%, 03/01/28(a)	USD	5,200	(5,262,400)

			(11,802,556)

Denmark — (0.2)%
Danske Bank A/S, (EUR Swap Annual 7 Year + 5.47%), 5.88%(b)(f)	EUR	5,400	(6,328,996)

France — (1.3)%
Arkema SA, 1.50%, 04/20/27		1,200	(1,453,291)
Casino Guichard Perrachon SA:
4.41%, 08/06/19		2,600	(2,869,134)
5.24%, 03/09/20		500	(549,118)
5.98%, 05/26/21		8,300	(8,730,533)
Cie de Saint-Gobain, 1.38%, 06/14/27		2,200	(2,649,764)
Europcar Mobility Group, 4.13%, 11/15/24		1,900	(2,202,210)

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

France (continued)
Faurecia SE:
2.63%, 06/15/25	EUR	2,450	$(2,827,416)
3.63%, 06/15/23		3,850	(4,337,975)
Iliad SA, 1.88%, 04/25/25		3,400	(3,733,569)
Orange SA, (EUR Swap Annual 5 Year + 2.36%), 2.38%(b)(f)		5,600	(6,485,789)
Valeo SA, 3.25%, 01/22/24		2,800	(3,531,532)

			(39,370,331)

Germany — (0.5)%
Aroundtown SA, 0.63%, 07/09/25		5,000	(5,540,823)
Bayer AG, (EUR Swap Annual 5 Year + 2.18%), 3.00%, 07/01/75(b)		1,200	(1,334,272)
Heidelbergcement Finance Luxembourg SA, 1.75%, 04/24/28		485	(590,210)
Merck KGaA, (EUR Swap Annual 5 Year + 1.95%), 1.62%, 06/25/79(b)		3,500	(3,930,564)
Schaeffler Finance BV, 3.25%, 05/15/25		2,532	(2,900,129)

			(14,295,998)

Israel — (0.6)%
Teva Pharmaceutical Finance Netherlands III BV:
2.80%, 07/21/23	USD	8,900	(7,719,359)
6.00%, 04/15/24		3,000	(2,783,100)
6.75%, 03/01/28		8,050	(7,204,750)

			(17,707,209)

Italy — (0.6)%
Eni SpA, 3.63%, 01/29/29	EUR	5,615	(7,972,739)
Intesa Sanpaolo SpA, 6.63%, 09/13/23		5,000	(6,694,804)
Italgas SpA, 1.63%, 01/18/29		3,653	(4,463,754)

			(19,131,297)

Luxembourg — (0.9)%
Altice Luxembourg SA, 7.25%, 05/15/22		2,314	(2,619,311)
INEOS Finance plc, 2.88%, 05/01/26		11,600	(12,969,612)
INEOS Group Holdings SA, 5.38%, 08/01/24		3,200	(3,617,959)
Intelsat Connect Finance SA, 9.50%, 02/15/23(a)	USD	5,895	(5,288,994)
Intelsat Luxembourg SA, 8.13%, 06/01/23		4,870	(3,931,064)

			(28,426,940)

Netherlands — (0.5)%
Lincoln Financing SARL, 3.63%, 04/01/24	EUR	5,086	(5,799,108)
Starfruit Finco BV, 6.50%, 10/01/26		7,000	(7,719,941)

			(13,519,049)

Spain — (1.3)%
Banco Bilbao Vizcaya Argentaria SA, 3.50%, 02/10/27		7,000	(9,141,782)
Banco Santander SA, (USD Swap Semi 5 Year + 4.99%), 7.50%(b)(f)	USD	5,000	(5,325,000)
Cellnex Telecom SA, 2.38%, 01/16/24	EUR	7,400	(8,718,025)
eDreams ODIGEO SA, 5.50%, 09/01/23		2,500	(2,917,238)
Gestamp Automocion SA, 3.25%, 04/30/26		6,500	(7,049,892)
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23		4,550	(5,073,518)
Tasty Bondco 1 SA, 6.25%, 05/15/26		1,000	(1,172,867)

			(39,398,322)

Security	Par (000)		Value

United Kingdom — (0.4)%
Arrow Global Finance plc, 5.13%, 09/15/24	GBP	1,153	$(1,384,412)
EI Group plc, 6.00%, 10/06/23		1,220	(1,509,905)
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 5.72%), 8.00%(b)(f)	USD	2,900	(3,106,625)
Virgin Media Finance plc, 4.50%, 01/15/25	EUR	4,000	(4,575,098)
William Hill plc, 4.75%, 05/01/26	GBP	1,200	(1,470,265)

			(12,046,305)

United States — (5.6)%
AMC Entertainment Holdings, Inc., 6.38%, 11/15/24		2,750	(3,250,073)
Amgen, Inc., 4.56%, 06/15/48	USD	5,000	(5,462,178)
Anadarko Petroleum Corp., 5.55%, 03/15/26		2,500	(2,807,232)
Bristol-Myers Squibb Co., 4.25%, 10/26/49(a)		5,000	(5,506,281)
Cigna Corp., 4.90%, 12/15/48(a)		5,000	(5,484,682)
CVS Health Corp.:
4.30%, 03/25/28		5,000	(5,312,997)
5.05%, 03/25/48		10,000	(10,838,691)
Discovery Communications LLC, 5.20%, 09/20/47		5,000	(5,320,099)
Ford Motor Co., 4.35%, 12/08/26		17,770	(17,916,790)
Fox Corp., 5.58%, 01/25/49(a)		10,000	(12,218,553)
HCA, Inc.:
4.13%, 06/15/29		2,500	(2,560,925)
5.63%, 09/01/28		3,000	(3,308,100)
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	2,358	(2,742,685)
International Game Technology plc, 3.50%, 06/15/26		5,225	(6,096,878)
Johnson & Johnson, 3.75%, 03/03/47	USD	20,064	(21,712,687)
Kennametal, Inc., 3.88%, 02/15/22		437	(448,070)
KLA Corp., 4.10%, 03/15/29		2,700	(2,911,262)
Kraft Heinz Foods Co., 5.00%, 07/15/35		10,000	(10,618,701)
Lam Research Corp., 4.00%, 03/15/29		2,700	(2,914,303)
Mylan NV, 3.95%, 06/15/26		15,050	(15,356,639)
Panther BF Aggregator 2 LP, 8.50%, 05/15/27(a)		1,800	(1,829,250)
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		7,000	(6,405,000)
Sprint Capital Corp., 6.88%, 11/15/28		7,820	(8,602,000)
Walgreens Boots Alliance, Inc., 3.45%, 06/01/26		5,839	(5,953,181)
Whiting Petroleum Corp., 6.63%, 01/15/26		5,665	(5,339,262)

			(170,916,519)

Zambia — (0.3)%
First Quantum Minerals Ltd., 6.88%, 03/01/26(a)		10,100	(9,498,735)

Total Corporate Bonds — (12.8)% (Proceeds: $377,969,074)			(387,096,500)

U.S. Treasury Obligations — (1.4)%

United States — (1.4)%
U.S. Treasury Notes:
1.63%, 06/30/21		3,105	(3,088,990)
1.75%, 06/30/24		21,340	(21,242,469)
1.75%, 07/15/22		6,540	(6,521,606)

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
2.38%, 05/15/29	USD	11,531	$(11,891,344)

			(42,744,409)

Total U.S. Treasury Obligations — (1.4)% (Proceeds: $42,780,001)			(42,744,409)

Total Borrowed Bonds — (14.2)% (Proceeds: $420,749,075)			(429,840,909)

Security	Par (000)		Value

Investments Sold Short — (0.2)%

Corporate Bonds — (0.2)%

United States — (0.2)%
Panther BF Aggregator 2 LP, 8.50%, 05/15/27(a)	USD	6,000	$(6,097,500)

Total Corporate Bonds — (0.2)% (Proceeds: $6,098,500)			(6,097,500)

Total Investments Sold Short — (0.2)% (Proceeds: $6,098,500)			(6,097,500)

Total Investments Net of Options Written, Borrowed Bonds and Investments Sold Short — 98.7% (Cost: $3,057,408,476)			2,998,678,757

Other Assets Less Liabilities — 1.3%			38,751,155

Net Assets — 100.0%			$3,037,429,912

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Non-income producing security.
(f)	Perpetual security with no stated maturity date.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Convertible security.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Zero-coupon bond.
(l)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(m)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,696,440, representing 0.06% of its net assets as of period end, and an original cost of $1,637,360.

(n)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(o)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(r)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(s)	The amount to be repurchased assumes the maturity will be the day after the period end.
(t)	Annualized 7-day yield as of period end.
*

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	44,591,252	308,178,509	(b)	—	352,769,761	$352,769,761	$2,507,254	$—	$—
iShares iBoxx $ Investment Grade Corporate Bond ETF(c)	—	150,000		(150,000)	—	—	52,473	(43,746)	—
iShares iBoxx $ High Yield Corporate Bond ETF(c)	(95,000)	(882,700)		977,700	—	—	(305,435)	353,231	(33,893)

						$352,769,761	$2,254,292	$309,485	$(33,893)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	As of period end, the entity is no longer held by the Fund.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.79%	06/18/19	Open	$21,505,000	$21,578,332	Corporate Bonds Foreign Government	Open/Demand
Barclays Bank plc	2.25	07/09/19	Open	1,119,813	1,121,423	Obligations	Open/Demand
J.P. Morgan Securities plc	2.00	07/09/19	Open	1,332,132	1,333,686	Corporate Bonds	Open/Demand
BNP Paribas SA	2.50	07/16/19	Open	2,648,306	2,651,064	Corporate Bonds	Open/Demand
Barclays Bank plc	2.75	07/18/19	Open	1,989,750	1,991,726	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.44	07/31/19	Open	41,630,400	41,633,291	U.S. Treasury Obligations	Open/Demand

				$70,225,401	$70,309,522

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	4	09/20/19	$153	$(98)
Euro-Bund Futures Call Options, Strike Price EUR 170.50	585	09/20/19	1,405	966,679
STOXX 600 Banks Index	1,374	09/20/19	9,841	(235,982)

				730,599

Short Contracts
Euro-Bobl	17	09/06/19	2,541	(21,545)
Euro-BTP	165	09/06/19	25,537	(1,184,056)
Euro-Bund	21	09/06/19	4,070	(19,222)
Euro-Schatz	4	09/06/19	497	(1,127)
U.S. Treasury 10 Year Note	438	09/19/19	55,811	(284,116)
U.S. Treasury 10 Year Ultra Note	144	09/19/19	19,850	(304,613)
U.S. Treasury Long Bond	130	09/19/19	20,227	(293,315)
U.S. Treasury Ultra Bond	64	09/19/19	11,364	788
Euro-Bund Futures Call Options, Strike Price EUR 172.50	585	09/20/19	570	(425,060)
FTSE 250 Index	82	09/20/19	3,909	(124,890)
Long Gilt	82	09/26/19	13,246	(243,113)
U.S. Treasury 2 Year Note	11	09/30/19	2,358	4,635
U.S. Treasury 5 Year Note	169	09/30/19	19,867	93,820
Euro-Bund	222	12/06/19	42,343	(149,002)

				(2,950,816)

				$(2,220,217)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	143,297,552	EUR	125,627,647	BNP Paribas SA	08/06/19	$4,183,599
USD	686,217,743	EUR	601,590,013	Citibank NA	08/06/19	20,046,185
USD	128,924,970	EUR	114,742,764	Deutsche Bank AG	08/06/19	1,864,406
USD	12,298,623	EUR	10,779,000	JPMorgan Chase Bank NA	08/06/19	362,482
USD	24,380,827	EUR	21,372,000	Morgan Stanley & Co. International plc	08/06/19	714,513
USD	23,063,124	GBP	18,407,000	BNP Paribas SA	08/06/19	674,165
USD	158,187,404	GBP	124,294,772	Citibank NA	08/06/19	7,004,126
USD	28,111,288	GBP	22,439,162	Deutsche Bank AG	08/06/19	817,895
USD	9,324,640	GBP	7,443,000	Morgan Stanley & Co. International plc	08/06/19	271,506
USD	5,419,596	GBP	4,266,000	State Street Bank and Trust Co.	08/06/19	230,739
USD	592,121,344	EUR	529,789,017	Citibank NA	09/05/19	3,962,295
USD	75,736,913	GBP	62,075,468	Citibank NA	09/05/19	114,347
IDR	933,719,981	USD	65,341	Bank of America NA	09/20/19	422
IDR	3,890,499,922	USD	273,171	Barclays Bank plc	09/20/19	837
USD	254,314	EUR	223,938	Barclays Bank plc	09/20/19	5,404

						40,252,921

EUR	125,627,647	USD	141,156,857	BNP Paribas SA	08/06/19	(2,042,903)
EUR	589,799,000	USD	658,148,512	Citibank NA	08/06/19	(5,033,749)
EUR	114,742,764	USD	130,904,512	Deutsche Bank AG	08/06/19	(3,843,948)
EUR	26,109,951	USD	29,448,024	JPMorgan Chase Bank NA	08/06/19	(535,133)
EUR	21,372,000	USD	24,018,287	Morgan Stanley & Co. International plc	08/06/19	(351,973)
GBP	18,407,000	USD	23,433,860	BNP Paribas SA	08/06/19	(1,044,900)
GBP	119,201,301	USD	147,162,424	Citibank NA	08/06/19	(2,174,481)
GBP	22,439,162	USD	28,565,704	Deutsche Bank AG	08/06/19	(1,272,311)
GBP	7,443,000	USD	9,470,410	Morgan Stanley & Co. International plc	08/06/19	(417,277)
IDR	1,645,300,000	USD	117,112	Bank of America NA	09/20/19	(1,233)
IDR	8,002,939,300	USD	568,576	BNP Paribas SA	09/20/19	(4,929)

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	510,742	HKD	4,000,000	Bank of America NA	09/20/19	$(427)
USD	510,324	HKD	3,997,268	HSBC Bank plc	09/20/19	(494)
USD	1,206,126	IDR	17,434,546,136	Morgan Stanley & Co. International plc	09/20/19	(21,789)

						(16,745,547)

	Net Unrealized Appreciation					$23,507,374

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Consumer Discretionary Select Sector SPDR Fund	1,000	08/02/19	USD	123.50	USD	12,072	$31,500
Altice Europe NV	5,176	08/16/19	EUR	3.40	EUR	1,749	100,272
Altice Europe NV	6,610	08/16/19	EUR	3.60	EUR	2,234	76,831
EURO STOXX 50 Index	520	08/16/19	EUR	3,550.00	EUR	18,028	33,963
iShares 20+ Year Treasury Bond ETF	500	08/16/19	USD	134.00	USD	6,645	30,000
iShares 20+ Year Treasury Bond ETF	500	08/16/19	USD	136.00	USD	6,645	9,750
Liberty Global plc	1,923	08/16/19	USD	30.00	USD	5,129	24,038
Liberty Global plc	3,837	08/16/19	USD	27.50	USD	10,233	258,998
Lions Gate Entertainment Corp.	450	08/16/19	USD	12.50	USD	581	40,500
Mylan NV	1,250	08/16/19	USD	32.50	USD	2,613	7,500
SPDR S&P 500 ETF Trust	500	08/16/19	USD	307.00	USD	14,872	10,750
SPDR S&P 500 ETF Trust	1,785	08/16/19	USD	305.00	USD	53,091	89,250
Telecom Italia SpA	6,922	08/16/19	EUR	0.50	EUR	3,521	161,682
VanEck Vectors Gold Miners ETF	1,600	08/16/19	USD	27.00	USD	4,240	72,800
Walt Disney Co. (The)	500	08/16/19	USD	145.00	USD	7,151	117,250
Walt Disney Co. (The)	700	08/16/19	USD	155.00	USD	10,011	28,000
CBOE Volatility Index	700	08/21/19	USD	21.00	USD	1,128	42,000
Altice Europe NV	3,559	09/20/19	EUR	3.50	EUR	1,203	88,646
CBS Corp.	750	09/20/19	USD	55.00	USD	3,863	49,125
CBS Corp.	1,400	09/20/19	USD	60.00	USD	7,211	14,700
EURO STOXX 50 Index	764	09/20/19	EUR	3,650.00	EUR	26,487	44,825
EURO STOXX Bank Index	2,400	09/20/19	EUR	97.50	EUR	10,320	33,210
Intelsat SA	1,150	09/20/19	USD	32.00	USD	2,604	23,000
Intelsat SA	1,250	09/20/19	USD	30.00	USD	2,830	40,625
Lions Gate Entertainment Corp.	200	09/20/19	USD	17.50	USD	258	3,500
Lions Gate Entertainment Corp.	350	09/20/19	USD	22.50	USD	452	3,500
Lions Gate Entertainment Corp.	450	09/20/19	USD	15.00	USD	581	19,125
Lions Gate Entertainment Corp.	1,500	09/20/19	USD	20.00	USD	1,937	15,000
Mylan NV	650	09/20/19	USD	22.50	USD	1,359	42,900
SPDR S&P 500 ETF Trust	895	09/20/19	USD	315.00	USD	26,620	29,983
Walt Disney Co. (The)	850	10/18/19	USD	160.00	USD	12,156	104,975
EURO STOXX 50 Index	42	12/20/19	EUR	3,800.00	EUR	1,456	4,208

							1,652,406

Put
Invesco QQQ Trust 1	1,000	08/02/19	USD	190.00	USD	19,110	94,000
VanEck Vectors Semiconductor ETF	650	08/02/19	USD	103.00	USD	7,611	2,600
SPDR S&P 500 ETF Trust	500	08/05/19	USD	294.00	USD	14,872	60,250
Invesco QQQ Trust 1	500	08/09/19	USD	187.00	USD	9,555	51,750
Invesco QQQ Trust 1	650	08/09/19	USD	190.00	USD	12,422	119,925
iShares Russell 2000 ETF	500	08/09/19	USD	150.00	USD	7,828	16,500
SPDR S&P 500 ETF Trust	500	08/12/19	USD	290.00	USD	14,872	59,750
Avantor, Inc.	500	08/16/19	USD	15.00	USD	880	10,000
Bausch Health Cos., Inc.	500	08/16/19	USD	19.00	USD	1,199	3,500
Casino Guichard Perrachon SA	2,212	08/16/19	EUR	25.00	EUR	7,308	34,282
CommScope Holding Co., Inc.	500	08/16/19	USD	15.00	USD	714	66,250
CommScope Holding Co., Inc.	700	08/16/19	USD	17.00	USD	1,000	203,000
EURO STOXX 50 Index	782	08/16/19	EUR	3,375.00	EUR	27,111	112,970
EURO STOXX 50 Index	1,564	08/16/19	EUR	3,500.00	EUR	54,222	976,480

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Industrial Select Sector SPDR Fund	650	08/16/19	USD	75.00	USD	5,058	$12,675
Invesco QQQ Trust 1	500	08/16/19	USD	183.00	USD	9,555	41,750
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,500	08/16/19	USD	122.00	USD	18,650	18,750
iShares iBoxx High Yield Corporate Bond ETF	850	08/16/19	USD	85.00	USD	7,389	5,950
iShares iBoxx High Yield Corporate Bond ETF	2,500	08/16/19	USD	86.50	USD	21,733	87,500
iShares iBoxx High Yield Corporate Bond ETF	5,100	08/16/19	USD	86.00	USD	44,334	96,900
iShares Russell 2000 ETF	500	08/16/19	USD	145.00	USD	7,828	10,500
iShares Russell 2000 ETF	1,100	08/16/19	USD	150.00	USD	17,222	66,550
S&P 500 Index	103	08/16/19	USD	2,800.00	USD	30,698	58,710
S&P 500 Index	125	08/16/19	USD	2,950.00	USD	37,255	313,125
S&P 500 Index	352	08/16/19	USD	2,975.00	USD	104,909	1,170,400
S&P Global, Inc.	400	08/16/19	USD	150.00	USD	9,798	12,000
SPDR S&P 500 ETF Trust	500	08/16/19	USD	288.00	USD	14,872	62,750
SPDR S&P 500 ETF Trust	550	08/16/19	USD	280.00	USD	16,359	32,725
SPDR S&P 500 ETF Trust	1,250	08/16/19	USD	295.00	USD	37,179	328,125
Sprint Corp.	3,000	08/16/19	USD	6.00	USD	2,199	42,000
STOXX Europe 600 Automobiles & Parts Index	227	08/16/19	EUR	490.00	EUR	4,378	168,364
Western Digital Corp.	500	08/16/19	USD	40.00	USD	2,695	3,750
U.S. Treasury 10 Year Note	752	08/23/19	USD	126.00	USD	75,200	58,750
CommScope Holding Co., Inc.	500	09/20/19	USD	14.00	USD	714	50,000
iShares iBoxx High Yield Corporate Bond ETF	1,000	09/20/19	USD	85.00	USD	8,693	40,000
Netflix, Inc.	250	09/20/19	USD	300.00	USD	8,075	144,375
Teva Pharmaceutical Industries Ltd.	500	09/20/19	USD	9.00	USD	397	71,750
First Quantum Minerals Ltd.	1,000	10/18/19	CAD	9.00	CAD	1,216	10,608
Invesco Senior Loan ETF	6,250	10/18/19	USD	22.00	USD	14,263	46,875
Teva Pharmaceutical Industries Ltd.	1,350	10/18/19	USD	7.00	USD	1,071	72,900
CommScope Holding Co., Inc.	150	11/15/19	USD	15.00	USD	214	28,500
Sprint Corp.	1,250	11/15/19	USD	6.00	USD	916	35,000

							4,902,539

							$6,554,945

OTC Credit Default Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price		Notional Amount (000)(a)		Value
Description	Rate/Reference	Frequency	Rate/Reference	Frequency
Call
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	ITRAXX.EUR. CROSSOVER.31.V1	Quarterly	Citibank NA	09/18/19	EUR	225.00	EUR	178,300	$154,514
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	ITRAXX.EUR.MAIN.31. V2	Quarterly	Citibank NA	09/18/19	EUR	238.00	EUR	48,800	103,333
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	ITRAXX.EUR. CROSSOVER.31.V1	Quarterly	Citibank NA	08/21/19	EUR	250.00	EUR	54,200	177,382

											435,229

Put
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	ITRAXX.EUR.MAIN.31. V2	Quarterly	Citibank NA	08/21/19	EUR	50.00	EUR	89,100	136,743
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	ITRAXX.EUR. CROSSOVER.31.V1	Quarterly	Citibank NA	08/21/19	EUR	70.00	EUR	49,300	56,866

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price		Notional Amount (000)(a)		Value
Description	Rate/Reference	Frequency	Rate/Reference	Frequency
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	ITRAXX.EUR.SEN. FINANCIALS.31.V2	Quarterly	JPMorgan Chase Bank NA	08/21/19	USD	103.00	USD	10,000	$6,338
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	ITRAXX.EUR. CROSSOVER.31.V1	Quarterly	BNP Paribas SA	08/21/19	USD	105.00	USD	15,000	22,617
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.32.V1	Quarterly	Citibank NA	09/18/19	EUR	288.00	EUR	56,600	235,448
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	ITRAXX.EUR.MAIN.31. V2	Quarterly	JPMorgan Chase Bank NA	09/18/19	EUR	75.00	EUR	208,900	78,401

											536,413

											$971,642

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares 20+ Year Treasury Bond ETF	500	08/16/19	USD	141.00	USD	6,645	$(1,500)
VanEck Vectors Gold Miners ETF	1,600	08/16/19	USD	30.00	USD	4,240	(6,400)
Walt Disney Co. (The)	500	08/16/19	USD	152.50	USD	7,151	(33,000)

							(40,900)

Put
Invesco QQQ Trust 1	1,000	08/02/19	USD	187.00	USD	19,110	(33,000)
VanEck Vectors Semiconductor ETF	650	08/02/19	USD	98.00	USD	7,611	(1,950)
SPDR S&P 500 ETF Trust	500	08/05/19	USD	286.00	USD	14,872	(17,750)
Invesco QQQ Trust 1	500	08/09/19	USD	177.00	USD	9,555	(7,250)
Invesco QQQ Trust 1	650	08/09/19	USD	185.00	USD	12,422	(45,175)
iShares Russell 2000 ETF	500	08/09/19	USD	145.00	USD	7,828	(4,750)
SPDR S&P 500 ETF Trust	500	08/12/19	USD	280.00	USD	14,872	(21,000)
EURO STOXX 50 Index	782	08/16/19	EUR	3,425.00	EUR	27,111	(205,598)
EURO STOXX 50 Index	782	08/16/19	EUR	3,450.00	EUR	27,111	(277,881)
Industrial Select Sector SPDR Fund	650	08/16/19	USD	72.00	USD	5,058	(10,400)
Invesco QQQ Trust 1	500	08/16/19	USD	173.00	USD	9,555	(9,250)
iShares iBoxx High Yield Corporate Bond ETF	850	08/16/19	USD	81.00	USD	7,389	(850)
iShares iBoxx High Yield Corporate Bond ETF	3,500	08/16/19	USD	83.00	USD	30,426	(7,000)
iShares Russell 2000 ETF	1,100	08/16/19	USD	140.00	USD	17,222	(9,900)
S&P 500 Index	75	08/16/19	USD	2,875.00	USD	22,353	(84,750)
S&P 500 Index	125	08/16/19	USD	2,850.00	USD	37,255	(110,625)
S&P 500 Index	277	08/16/19	USD	2,900.00	USD	82,557	(405,805)
S&P Global, Inc.	400	08/16/19	USD	140.00	USD	9,798	(6,000)
SPDR S&P 500 ETF Trust	500	08/16/19	USD	278.00	USD	14,872	(25,250)
Netflix, Inc.	250	09/20/19	USD	250.00	USD	8,075	(15,125)

							(1,299,309)

							$(1,340,209)

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Credit Rating(a)	Exercise Price	Notional Amount (000)(b)	Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Put
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.32.V1	Quarterly	5.00%	Quarterly	JPMorgan Chase Bank NA	08/21/19	NR	USD 99.00	USD 10,000	$(3,408)
Sold Protection on 5-Year Credit Default Swap	ITRAXX.EUR. CROSSOVER.31.V1	Quarterly	5.00%	Quarterly	Citibank NA	09/18/19	NR	EUR 325.00	EUR 56,600	(110,081)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.32.V1	Quarterly	1.00%	Quarterly	JPMorgan Chase Bank NA	09/18/19	NR	EUR 90.00	EUR 208,900	(41,577)

										$(155,066)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.31.V5	5.00%	Quarterly	12/20/23	USD	14,400	$(1,250,227)	$(886,375)	$(363,852)
CDX.NA.IG.31.V1	1.00%	Quarterly	12/20/23	USD	50,000	(1,144,783)	(890,204)	(254,579)
CDX.NA.HY.32.V2	5.00%	Quarterly	06/20/24	USD	71,483	(5,706,079)	(5,160,587)	(545,492)
ITRAXX.EUR.CROSSOVER.31.V1	5.00%	Quarterly	06/20/24	EUR	22,300	(2,897,164)	(2,751,620)	(145,544)
ITRAXX.FINSUB.31.V1	1.00%	Quarterly	06/20/24	EUR	19,980	406,069	413,816	(7,747)

						$(10,592,184)	$(9,274,970)	$(1,317,214)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	NR	USD	75,000	$1,653,575	$1,579,947	$73,628

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Amount (000)		Value	(Received)	(Depreciation)
1.89%	Semi-Annual	3 month LIBOR	Quarterly	09/11/19	USD	5,000	$(15,947)	$—	$(15,947)
1.99%	Semi-Annual	3 month LIBOR	Quarterly	09/23/19	USD	7,500	(29,447)	—	(29,447)
1.78%	Semi-Annual	3 month LIBOR	Quarterly	12/23/19	USD	6,000	15,861	—	15,861
1.44%	Semi-Annual	3 month LIBOR	Quarterly	01/22/20	USD	2,480	10,243	—	10,243
3 month LIBOR	Quarterly	1.44%	Semi-Annual	01/22/20	USD	2,790	(11,536)	—	(11,536)
1.67%	Semi-Annual	3 month LIBOR	Quarterly	02/13/20	USD	1,930	2,025	—	2,025
1.69%	Semi-Annual	3 month LIBOR	Quarterly	02/20/20	USD	4,000	3,272	—	3,272
1.65%	Semi-Annual	3 month LIBOR	Quarterly	04/20/20	USD	4,000	694	—	694
1.69%	Semi-Annual	3 month LIBOR	Quarterly	05/29/20	USD	6,000	34,119	—	34,119
1.92%	Semi-Annual	3 month LIBOR	Quarterly	06/12/20	USD	4,000	12,052	—	12,052

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.54%	Semi-Annual	3 month LIBOR	Quarterly	11/04/20	USD	9,000	$79,955	$—	$79,955
2.38%	Semi-Annual	3 month LIBOR	Quarterly	09/23/21	USD	1,000	(15,587)	—	(15,587)
3.09%	Semi-Annual	3 month LIBOR	Quarterly	11/16/21	USD	6,000	(164,921)	—	(164,921)
1.91%	Semi-Annual	3 month LIBOR	Quarterly	02/13/22	USD	2,080	(7,234)	—	(7,234)
1.80%	Semi-Annual	3 month LIBOR	Quarterly	04/02/22	USD	3,000	(5,100)	—	(5,100)
1.86%	Semi-Annual	3 month LIBOR	Quarterly	04/20/22	USD	3,000	(11,388)	—	(11,388)
3.15%	Semi-Annual	3 month LIBOR	Quarterly	11/16/23	USD	48,000	(2,637,394)	—	(2,637,394)
1.92%	Semi-Annual	3 month LIBOR	Quarterly	01/22/25	USD	920	(3,245)	—	(3,245)
1.92%	Semi-Annual	3 month LIBOR	Quarterly	01/22/25	USD	4,230	(14,813)	—	(14,813)
2.01%	Semi-Annual	3 month LIBOR	Quarterly	10/23/25	USD	8,200	(108,723)	—	(108,723)
2.20%	Semi-Annual	3 month LIBOR	Quarterly	04/20/27	USD	1,200	(31,255)	—	(31,255)
2.20%	Semi-Annual	3 month LIBOR	Quarterly	04/20/27	USD	1,500	(39,630)	—	(39,630)
2.66%	Semi-Annual	3 month LIBOR	Quarterly	02/28/29	USD	6,355	(428,485)	(67,968)	(360,517)

							$(3,366,484)	$(67,968)	$(3,298,516)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Southwest Airlines Co.	1.00%	Quarterly	Credit Suisse International	12/20/19	USD	10,000	$(48,061)	$(12,837)	$(35,224)
Raytheon Co.	1.00%	Quarterly	Goldman Sachs Bank USA	03/20/20	USD	15,485	(113,344)	(79,452)	(33,892)
Raytheon Co.	1.00%	Quarterly	Goldman Sachs Bank USA	03/20/20	USD	15,555	(113,855)	(79,835)	(34,020)
Boparan Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/20	EUR	900	280,402	43,981	236,421
Boston Scientific Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	15,000	(143,945)	(63,706)	(80,239)
Eskom Holdings SOC Ltd.	1.00%	Quarterly	Barclays Bank plc	12/20/20	USD	6,480	147,425	284,447	(137,022)
Frontier Communications Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/20	USD	2,920	964,037	258,885	705,152
Mattel, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	4,870	(24,549)	76,869	(101,418)
Mattel, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	4,870	(24,549)	54,976	(79,525)
Boparan Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/21	EUR	770	332,788	202,418	130,370
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/21	EUR	2,540	19,420	96,511	(77,091)
HP, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/21	USD	5,500	(93,460)	99,044	(192,504)
Loews Corp.	1.00%	Quarterly	Citibank NA	06/20/21	USD	20,000	(359,506)	(222,647)	(136,859)
Staples, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	USD	4,800	(382,583)	(87,879)	(294,704)
Boparan Finance plc	5.00%	Quarterly	Goldman Sachs International	12/20/21	EUR	1,030	462,791	292,847	169,944
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	12/20/21	USD	2,625	985,422	362,288	623,134
Altice Luxembourg SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/22	EUR	2,480	(193,164)	(74,010)	(119,154)
Rio Tinto Finance USA Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/22	USD	9,000	(203,503)	(21,501)	(182,002)
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	2,620	(461,159)	(386,675)	(74,484)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	900	(182,289)	(177,123)	(5,166)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	BNP Paribas SA	06/20/23	EUR	1,400	(283,560)	(260,286)	(23,274)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	6,600	(1,336,787)	(1,145,275)	(191,512)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	1,400	(283,560)	(255,661)	(27,899)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	1,400	(283,560)	(241,340)	(42,220)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	EUR	900	(182,289)	(168,039)	(14,250)
UPC Holding BV	5.00%	Quarterly	Citibank NA	06/20/23	EUR	1,390	(288,844)	(201,001)	(87,843)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	1,400	(290,922)	(216,300)	(74,622)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	2,300	(477,943)	(326,909)	(151,034)
UPC Holding BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	920	(191,177)	(131,424)	(59,753)
UPC Holding BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	900	(187,022)	(135,768)	(51,254)
BAT International Finance plc	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	4,061	(83,540)	(1,961)	(81,579)
BAT International Finance plc	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	2,708	(55,706)	(1,315)	(54,391)
BAT International Finance plc	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	2,708	(55,706)	(9,232)	(46,474)
Baxter International, Inc	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	15,000	(488,995)	(338,341)	(150,654)
Cable &Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	2,115	(401,500)	(373,673)	(27,827)

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	2,240	$(425,152)	$(415,255)	$(9,897)
Cable & Wireless International Finance BV	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	2,170	(411,866)	(403,100)	(8,766)
Caterpillar, Inc.	1.00%	Quarterly	Citibank NA	12/20/23	USD	15,000	(437,560)	(301,335)	(136,225)
INEOS Group Holdings SA	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	4,450	(709,308)	(299,749)	(409,559)
INEOS Group Holdings SA	5.00%	Quarterly	Citibank NA	12/20/23	EUR	5,140	(819,291)	(327,257)	(492,034)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	5,140	283,739	386,370	(102,631)
Simon Property Group LP	1.00%	Quarterly	Goldman Sachs International	12/20/23	USD	9,750	(254,503)	(74,123)	(180,380)
Staples, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	2,920	(91,939)	82,268	(174,207)
Synlab Unsecured Bondco plc	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	2,560	(416,862)	(431,212)	14,350
UPC Holding BV	5.00%	Quarterly	Citibank NA	12/20/23	EUR	2,090	(481,543)	(293,318)	(188,225)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	1,117	(257,417)	(210,748)	(46,669)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	3,200	(737,292)	(563,927)	(173,365)
Xerox Corp.	1.00%	Quarterly	Bank of America NA	12/20/23	USD	4,875	118,771	304,530	(185,759)
Xerox Corp.	1.00%	Quarterly	BNP Paribas SA	12/20/23	USD	7,750	188,814	336,621	(147,807)
Allstate Corp. (The)	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	5,000	(194,292)	(183,403)	(10,889)
Altice Finco SA	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	2,550	(190,718)	(115,128)	(75,590)
Altice France SA/France	5.00%	Quarterly	Citibank NA	06/20/24	EUR	20	(2,402)	(774)	(1,628)
Altice France SA/France	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,490	(178,973)	(73,812)	(105,161)
Altice France SA/France	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	3,612	(433,858)	(242,457)	(191,401)
Altice France SA/France	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	1,548	(185,939)	(103,910)	(82,029)
Altice Luxembourg SA	5.00%	Quarterly	Citibank NA	06/20/24	EUR	1,494	(42,763)	33,417	(76,180)
American International Group, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	5,000	(92,396)	(78,811)	(13,585)
ArcelorMittal	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	7,400	(1,374,268)	(1,342,729)	(31,539)
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	9,800	241,961	223,421	18,540
Barclays plc	1.00%	Quarterly	Citibank NA	06/20/24	EUR	4,960	242,834	346,592	(103,758)
BMW Finance NV	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	9,960	(293,633)	(193,944)	(99,689)
Boeing Co. (The)	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	5,000	(134,477)	(137,781)	3,304
Caterpillar, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	3,000	(89,281)	(71,455)	(17,826)
Caterpillar, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	12,650	(376,466)	(317,670)	(58,796)
CBS Corp.	1.00%	Quarterly	Citibank NA	06/20/24	USD	10,000	(168,294)	(139,735)	(28,559)
CBS Corp.	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	10,000	(168,294)	(71,506)	(96,788)
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	3,000	434,595	118,351	316,244
Citigroup, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	5,000	(120,897)	(68,393)	(52,504)
CMA CGM SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	720	198,968	166,403	32,565
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	2,110	583,085	576,873	6,212
CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	2,500	690,858	680,101	10,757
ConocoPhillips	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	5,000	(125,076)	(122,097)	(2,979)
Daimler AG	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	9,960	(234,791)	(161,205)	(73,586)
Elis SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,000	(221,483)	(186,849)	(34,634)
Elis SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	2,700	(598,003)	(518,609)	(79,394)
Elis SA	5.00%	Quarterly	Citibank NA	06/20/24	EUR	1,480	(327,794)	(284,241)	(43,553)
Enel SpA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	EUR	5,000	(105,619)	(21,434)	(84,185)
Enel SpA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	EUR	4,960	(104,773)	(23,931)	(80,842)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	2,250	(456,483)	(451,433)	(5,050)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	2,200	(446,339)	(443,268)	(3,071)
Ford Motor Co.	5.00%	Quarterly	Citibank NA	06/20/24	USD	4,880	(728,729)	(650,053)	(78,676)
Ford Motor Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	4,900	(720,931)	(513,851)	(207,080)
Ford Motor Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	2,000	(294,258)	(254,477)	(39,781)
Freeport-McMoRan, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/24	USD	3,000	90,709	193,468	(102,759)
Freeport-McMoRan, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	7,825	236,600	253,469	(16,869)
General Electric Co.	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	7,825	(98,425)	31,294	(129,719)
GKN Holdings Ltd.	1.00%	Quarterly	Citibank NA	06/20/24	EUR	4,450	(3,136)	7,469	(10,605)
Goldman Sachs Group, Inc. (The)	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	5,000	(101,144)	(45,406)	(55,738)
Halliburton Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	5,000	(79,273)	(66,880)	(12,393)
Hapag-Lloyd AG	5.00%	Quarterly	Citibank NA	06/20/24	EUR	500	(28,257)	16,933	(45,190)
Hapag-Lloyd AG	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	4,460	(252,054)	160,707	(412,761)

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
HSBC HOLDINGS plc	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	6,690	$(12,962)	$(36,334)	$23,372
Intesa Sanpaolo SpA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	10,000	735,990	1,177,789	(441,799)
ITV plc	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	3,570	(730,417)	(700,123)	(30,294)
ITV plc	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	2,500	(511,497)	(477,911)	(33,586)
J.P.Morgan Structured Products BV	1.00%	Quarterly	Bank of America NA	06/20/24	EUR	1,400	159,621	161,338	(1,717)
J.P.Morgan Structured Products BV	1.00%	Quarterly	HSBC Bank plc	06/20/24	EUR	3,440	383,122	380,973	2,149
Jaguar Land Rover Automotive plc	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,488	109,961	61,308	48,653
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	4,390	324,415	340,187	(15,772)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	992	73,307	40,872	32,435
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,330	98,285	107,564	(9,279)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,480	109,370	79,852	29,518
Jaguar Land Rover Automotive plc	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	2,490	184,007	110,291	73,716
Kinder Morgan, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	5,000	(81,381)	(72,280)	(9,101)
Kraft Heinz Foods Co.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	344	(1,971)	5,688	(7,659)
Kraft Heinz Foods Co.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	1,721	(9,865)	30,076	(39,941)
Ladbrokes Group Finance plc	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,488	19,146	46,468	(27,322)
Lloyds Banking Group plc	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	7,460	303,596	379,542	(75,946)
Lloyds Banking Group plc	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	4,960	201,855	294,653	(92,798)
Lowe’s Cos., Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	5,000	(150,481)	(137,781)	(12,700)
Marks & Spencer plc	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	14,500	632,543	534,312	98,231
Marks & Spencer plc	1.00%	Quarterly	Citibank NA	06/20/24	EUR	2,500	109,059	120,160	(11,101)
Mondelez International, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	5,000	(146,381)	(132,782)	(13,599)
Next Group plc	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	20,000	54,003	399,883	(345,880)
Northrop Grumman Systems Corp.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	5,000	(189,851)	(178,326)	(11,525)
OI European Group BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	2,200	(439,021)	(376,313)	(62,708)
Peugeot SA	5.00%	Quarterly	Citibank NA	06/20/24	EUR	4,450	(978,079)	(954,753)	(23,326)
Pfizer, Inc	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	5,000	(171,945)	(166,273)	(5,672)
Republic of Italy	1.00%	Quarterly	Citibank NA	06/20/24	USD	2,450	67,067	104,199	(37,132)
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	5,140	164,957	191,134	(26,177)
Royal Bank of Scotland Group plc	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	10,240	1,868	54,430	(52,562)
Royal Bank of Scotland Group plc	1.00%	Quarterly	Credit Suisse International	06/20/24	EUR	7,500	1,369	126,266	(124,897)
SoftBank Group Corp	1.00%	Quarterly	Goldman Sachs International	06/20/24	JPY	860,520	162,717	312,559	(149,842)
Staples, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	2,000	(16,051)	33,448	(49,499)
Staples, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	1,000	(8,025)	32,856	(40,881)
Staples, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	6,225	(49,959)	182,656	(232,615)
Staples, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,900	(15,248)	98,279	(113,527)
STMicroelectronics NV	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	4,700	(127,141)	(84,335)	(42,806)
Sudzucker International Finance BV	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	3,700	(4,417)	74,358	(78,775)
Sudzucker International Finance BV	1.00%	Quarterly	Citibank NA	06/20/24	EUR	3,750	(4,476)	75,109	(79,585)
TDC A/S	1.00%	Quarterly	Credit Suisse International	06/20/24	EUR	2,483	30,306	42,309	(12,003)
TDC A/S	1.00%	Quarterly	Credit Suisse International	06/20/24	EUR	2,450	29,899	45,339	(15,440)
Telia Co. AB	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	9,300	(358,036)	(280,821)	(77,215)
thyssenkrupp AG	1.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	7,500	448,188	511,899	(63,711)
TWDC Enterprises 18 Corp.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	6,300	(253,337)	(238,620)	(14,717)
TWDC Enterprises 18 Corp.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	6,300	(253,337)	(233,305)	(20,032)
UniCredit SpA	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	2,460	168,509	286,387	(117,878)
UniCredit SpA	1.00%	Quarterly	Citibank NA	06/20/24	EUR	6,770	463,742	850,421	(386,679)
United Group BV	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	3,640	(607,979)	(330,452)	(277,527)
UPC Holding BV	5.00%	Quarterly	Bank of America NA	06/20/24	EUR	520	(131,479)	(125,602)	(5,877)

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UPC Holding BV	5.00%	Quarterly	Bank of America NA	06/20/24	EUR	120	$(30,341)	$(28,985)	$(1,356)
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	39	(9,918)	(9,568)	(350)
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,024	(258,934)	(249,773)	(9,161)
UPC Holding BV	5.00%	Quarterly	Citibank NA	06/20/24	EUR	2,480	(627,052)	(493,692)	(133,360)
UPC Holding BV	5.00%	Quarterly	Citibank NA	06/20/24	EUR	5,000	(1,264,217)	(1,021,527)	(242,690)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	4,960	(1,254,103)	(1,142,750)	(111,353)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	4,960	(1,254,103)	(1,144,774)	(109,329)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	220	(55,626)	(50,861)	(4,765)
UPC Holding BV	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	EUR	900	(227,559)	(218,399)	(9,160)
Valeo SA	1.00%	Quarterly	HSBC Bank plc	06/20/24	EUR	4,450	22,955	50,261	(27,306)

							$(19,923,443)	$(11,070,377)	$(8,853,066)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	NR	USD	3,750	$56,971	$(29,130)	$86,101
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/21	NR	EUR	2,110	(382,928)	(331,684)	(51,244)
CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	NR	EUR	2,460	(446,447)	(344,651)	(101,796)
Advanced Micro Devices, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/23	NR	USD	2,650	465,246	252,405	212,841
Advanced Micro Devices, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	USD	2,550	447,690	229,549	218,141
Boparan Finance plc	5.00%	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	1,500	(725,460)	(110,752)	(614,708)
Boparan Finance plc	5.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	2,400	(1,160,736)	(144,271)	(1,016,465)
Boparan Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/23	NR	EUR	1,800	(870,553)	(123,810)	(746,743)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	900	(239,633)	(92,333)	(147,300)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	1,538	(409,567)	(123,269)	(286,298)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	1,830	(487,253)	(223,674)	(263,579)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	NR	EUR	1,830	(487,247)	(214,341)	(272,906)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	1,383	(368,328)	(159,940)	(208,388)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	1,731	(460,869)	(193,043)	(267,826)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	1,400	(372,761)	(163,308)	(209,453)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	1,597	(425,176)	(160,577)	(264,599)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	1,582	(421,270)	(128,008)	(293,262)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	1,733	(461,314)	(193,230)	(268,084)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	1,220	(324,834)	(132,297)	(192,537)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	1,040	(276,788)	(108,522)	(168,266)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	NR	EUR	1,400	(98,184)	(3,238)	(94,946)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	NR	EUR	115	(8,065)	(17,160)	9,095

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	NR	EUR	2,260	$(158,498)	$(17,121)	$(141,377)
Advanced Micro Devices, Inc.	5.00%	Quarterly	Goldman Sachs International	12/20/23	NR	USD	4,475	858,492	642,949	215,543
Advanced Micro Devices, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	NR	USD	4,475	858,492	663,053	195,439
21st Century Fox America, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	NR	USD	6,300	245,053	217,595	27,458
21st Century Fox America, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	NR	USD	6,300	245,053	206,256	38,797
Advanced Micro Devices, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	NR	USD	1,000	207,784	191,780	16,004
Advanced Micro Devices, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/24	NR	USD	2,000	415,569	372,265	43,304
Anadarko Petroleum Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	NR	USD	1,307	27,403	26,776	627
Anadarko Petroleum Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	NR	USD	5,228	109,612	107,491	2,121
Anadarko Petroleum Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	NR	USD	4,544	95,280	93,559	1,721
Anadarko Petroleum Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	NR	USD	3,921	82,209	89,545	(7,336)
Campbell Soup Co.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	NR	USD	15,000	217,351	114,658	102,693
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/24	NR	EUR	1,795	(551,787)	(406,767)	(145,020)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/24	NR	EUR	1,795	(551,787)	(384,303)	(167,484)
Conagra Brands, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/24	NR	USD	3,025	34,971	35,351	(380)
Conagra Brands, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/24	NR	USD	5,725	66,184	67,035	(851)
Conagra Brands, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/24	NR	USD	6,250	72,254	64,801	7,453
Dell, Inc.	1.00%	Quarterly	Bank of America NA	06/20/24	NR	USD	2,700	(125,635)	(174,752)	49,117
Dell, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	NR	USD	2,500	(116,328)	(164,757)	48,429
Dell, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	NR	USD	2,700	(125,635)	(210,287)	84,652
Dell, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	NR	USD	2,500	(116,328)	(160,763)	44,435
Dell, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	NR	USD	2,500	(116,328)	(143,283)	26,955
Garfunkelux Holdco 2 SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	NR	EUR	1,000	(91,432)	(83,631)	(7,801)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	NR	EUR	1,579	(144,414)	(335,408)	190,994
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	NR	EUR	1,340	(122,519)	(120,915)	(1,604)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	NR	EUR	210	(19,201)	(18,949)	(252)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	NR	EUR	1,890	(172,806)	(199,985)	27,179
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	NR	EUR	2,540	(232,237)	(289,290)	57,053
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	NR	EUR	2,300	(210,293)	(208,486)	(1,807)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	NR	EUR	880	(80,460)	(180,205)	99,745
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	NR	EUR	1,021	(93,309)	(221,277)	127,968
HCA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	NR	USD	2,950	560,168	510,817	49,351
HCA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	NR	USD	3,000	569,662	496,608	73,054
HCA, Inc.	5.00%	Quarterly	Citibank NA	06/20/24	NR	USD	4,900	930,448	802,792	127,656
HCA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/24	NR	USD	2,000	379,775	325,362	54,413
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	NR	USD	2,800	531,685	463,255	68,430
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	NR	USD	1,250	237,360	197,364	39,996

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	NR	USD	1,750	$332,303	$280,523	$51,780
International Business Machines Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	NR	USD	15,000	451,068	397,489	53,579
Sprint Communications, Inc.	5.00%	Quarterly	BNP Paribas SA	06/20/24	NR	USD	3,000	466,340	167,979	298,361
Sprint Communications, Inc.	5.00%	Quarterly	Citibank NA	06/20/24	NR	USD	2,000	310,894	201,746	109,148
Sprint Communications, Inc.	5.00%	Quarterly	Citibank NA	06/20/24	NR	USD	2,950	458,567	203,553	255,014
Sprint Communications, Inc.	5.00%	Quarterly	Citibank NA	06/20/24	NR	USD	2,950	458,567	216,369	242,198
Telecom Italia SpA	1.00%	Quarterly	Bank of America NA	06/20/24	NR	EUR	3,250	(111,447)	(161,979)	50,532
Telecom Italia SpA	1.00%	Quarterly	BNP Paribas SA	06/20/24	NR	EUR	2,030	(69,611)	(180,218)	110,607
Telecom Italia SpA	1.00%	Quarterly	Credit Suisse International	06/20/24	NR	EUR	4,960	(170,085)	(441,109)	271,024
Telecom Italia SpA	1.00%	Quarterly	Goldman Sachs International	06/20/24	NR	EUR	160	(5,486)	(14,377)	8,891
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/25	NR	EUR	4,580	1,054,866	714,527	340,339
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	NR	EUR	82	(7,573)	(11,986)	4,413
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	NR	EUR	2,621	(243,263)	(385,047)	141,784
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/26	NR	EUR	5,000	1,222,080	1,206,171	15,909
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/26	NR	EUR	12,400	3,030,757	2,497,264	533,493
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/26	NR	EUR	2,409	588,890	419,325	169,565
Ziggo Bond Co. BV	5.00%	Quarterly	Citibank NA	12/20/26	NR	EUR	3,400	733,520	414,950	318,570
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	NR	EUR	17,390	(1,200,299)	(1,658,899)	458,600
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	NR	EUR	490	(33,821)	(46,743)	12,922
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/29	NR	EUR	4,950	1,439,482	1,207,910	231,572

								$4,964,051	$4,881,297	$82,754

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency
1 month LIBOR plus 0.43%	Monthly	iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	JPMorgan Chase Bank NA	08/22/19	USD	500	$62,422	$—	$62,422
Markit iBoxx EUR Liquid High Yield Total Return Index	At Termination	3 month EURIBOR	Quarterly	Morgan Stanley &Co. International plc	09/20/19	EUR	5,000	1,919	(696)	2,615

								$64,341	$(696)	$65,037

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Bank of America NA	02/15/23	$(8,276,250)	$966,722	(b)	$(7,260,171)	2.4%

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-1050 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Euro Interbank Offer Rate:

EUR 1 Week

EUR 1 Month

Intercontinental Exchange LIBOR:

GBP 1 Week

USD 1 Week

USD 1 Month

(b)	Amount includes $(49,357) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America NA, as of July 31, 2019, expiration date 02/15/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Austria
Erste Group Bank AG	28,545	$1,024,557	(14.1)%

France
BNP Paribas SA	90,792	4,249,068	(58.5)
Credit Agricole SA	107,683	1,281,855	(17.7)

		5,530,923

Germany
Tele Columbus AG	765,624	1,713,738	(23.6)

Italy
Telecom Italia SpA	7,164,344	4,027,984	(55.5)

Luxembourg
SES SA	203,756	3,374,346	(46.5)

Netherlands
Altice NV	188,916	703,305	(9.7)

Spain
Banco de Sabadell SA	1,441,882	1,259,314	(17.3)
CaixaBank SA	388,853	963,752	(13.3)

		2,223,066

United Kingdom
Arrow Global Group plc	913,704	2,991,230	(41.2)
Liberty Global plc	113,674	3,031,686	(41.7)

		6,022,916

United States
AMC Entertainment Holdings, Inc.	146,425	1,732,208	(23.9)
International Game Technology plc	114,362	1,526,732	(21.0)

	Shares	Value	% of Basket Value

United States (continued)
iShares iBoxx $High Yield Corporate Bond ETF	55,000	$4,781,150	(65.9)%

		8,040,090

Total Reference Entity — Long		32,660,925

Reference Entity — Short

France
Casino Guichard Perrachon SA	(79,362)	(2,934,315)	40.4

Ghana
Tullow Oil plc	(237,893)	(557,411)	7.7

Israel
Teva Pharmaceutical Industries Ltd.	(275,000)	(2,180,750)	30.0

United Kingdom
Barclays plc	(675,302)	(1,264,050)	17.4

United States
Bausch Health Cos., Inc.	(60,000)	(1,438,200)	19.8
CommScope Holding Co., Inc.	(115,000)	(1,642,200)	22.6
Discovery, Inc.	(135,000)	(4,091,850)	56.4
Industrial Select Sector SPDR Fund	(31,000)	(2,412,420)	33.2
Invesco QQQ Trust	(10,000)	(1,911,000)	26.3
Invesco Senior Loan ETF	(175,000)	(3,993,500)	55.0
iShares iBoxx $High Yield Corporate Bond ETF	(90,000)	(7,823,700)	107.8
iShares MSCI Europe Financials ETF	(25,000)	(435,000)	6.0
iShares Russell 2000 ETF	(40,000)	(6,262,400)	86.3
SPDR S&P 500 ETF Trust	(10,000)	(2,974,300)	41.0

		(32,984,570)

Total Reference Entity — Short		(39,921,096)

Net Value of Reference Entity — Bank of America NA		$(7,260,171)

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 month LIBOR	London Interbank Offered Rate	2.22%
3 month EURIBOR	Euro Interbank Offered Rate	(0.38%	)
3 month LIBOR	London Interbank Offered Rate	2.27%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$1,993,763	$(9,756,754)	$231,849	$(4,773,951)	$—
OTC Swaps	27,132,491	(33,322,267)	9,631,892	(17,370,445)	—
Options Written	N/A	N/A	1,114,500	(178,514)	(1,495,275)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,065,922	$—	$1,065,922
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	40,252,921	—	—	40,252,921
Options purchased
Investments at value — unaffiliated(b)	—	971,642	6,496,195	—	58,750	—	7,526,587
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	73,628	—	—	158,221	—	231,849
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	35,732,624	1,029,144	—	2,615	—	36,764,383

	$—	$36,777,894	$7,525,339	$40,252,921	$1,285,508	$—	$85,841,662

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	360,970	—	2,925,169	—	3,286,139
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	16,745,547	—	—	16,745,547
Options written
Options written at value	—	155,066	1,340,209	—	—	—	1,495,275
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	1,317,214	—	—	3,456,737	—	4,773,951
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	50,692,016	—	—	696	—	50,692,712

	$—	$52,164,296	$1,701,179	$16,745,547	$6,382,602	$—	$76,993,624

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(4,107,537)	$—	$(8,032,163)	$—	$(12,139,700)
Forward foreign currency exchange contracts	—	—	—	53,030,242	—	—	53,030,242
Options purchased(a)	—	(2,630,245)	(26,829,675)	(216,704)	(6,155,559)	—	(35,832,183)
Options written	—	(1,752,838)	9,638,045	—	—	—	7,885,207
Swaps	—	(12,235,474)	(2,258,605)	—	(12,597,835)	—	(27,091,914)

	$—	$(16,618,557)	$(23,557,772)	$52,813,538	$(26,785,557)	$—	$(14,148,348)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(5,549)	—	(1,200,572)	—	(1,206,121)
Forward foreign currency exchange contracts	—	—	—	30,615,001	—	—	30,615,001
Options purchased(b)	—	(245,915)	7,869,625	—	1,281,043	—	8,904,753
Options written	—	257,784	(1,151,927)	—	—	—	(894,143)
Swaps	—	(2,872,784)	767,112	—	(4,398,435)	—	(6,504,107)

	$—	$(2,860,915)	$7,479,261	$30,615,001	$(4,317,964)	$—	$30,915,383

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,855,327
Average notional value of contracts — short	178,832,095
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	2,105,382,677
Average amounts sold — in USD	1,484,737,153
Options:
Average value of option contracts purchased	8,299,883
Average value of option contracts written	1,647,460
Average notional value of swaption contracts purchased	460,762,492
Average notional value of swaption contracts written	234,814,283
Credit default swaps:
Average notional value — buy protection	938,586,255
Average notional value — sell protection	287,358,346
Interest rate swaps:
Average notional value — pays fixed rate	183,676,000
Average notional value — receives fixed rate	2,790,000
Total return swaps:
Average notional value	61,615,870

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$287,457	$749,501
Forward foreign currency exchange contracts	40,252,921	16,745,547
Options(a)	7,526,587	1,495,275
Swaps — Centrally cleared	327,294	—
Swaps — OTC(b)	36,764,383	50,692,712

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$85,158,642	$69,683,035
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,169,696)	(2,089,710)

Total derivative assets and liabilities subject to an MNA	$77,988,946	$67,593,325

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$1,532,661	$(687,687)	$—	$—	$844,974
Barclays Bank plc	5,237,417	(4,962,527)	—	—	274,890
BNP Paribas SA	8,029,418	(8,029,418)	—	—	—
Citibank NA	36,583,732	(17,736,755)	—	(14,140,000)	4,706,977
Credit Suisse International	10,612,344	(10,132,457)	—	(450,000)	29,887
Deutsche Bank AG	2,682,301	(2,682,301)	—	—	—
Goldman Sachs International	4,434,215	(4,434,215)	—	—	—
HSBC Bank plc	433,383	(27,800)	—	—	405,583
JPMorgan Chase Bank NA	6,749,276	(6,498,121)	—	(251,155)	—
Morgan Stanley &Co. International plc	1,463,460	(1,463,460)	—	—	—
State Street Bank and Trust Co.	230,739	—	—	—	230,739

	$77,988,946	$(56,654,741)	$—	$(14,841,155)	$6,493,050

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America NA	$687,687	$(687,687)	$—	$—	$—
Barclays Bank plc	4,962,527	(4,962,527)	—	—	—
BNP Paribas SA	9,274,267	(8,029,418)	—	(1,244,849)	—
Citibank NA	17,736,755	(17,736,755)	—	—	—
Credit Suisse International	10,132,457	(10,132,457)	—	—	—
Deutsche Bank AG	5,116,259	(2,682,301)	—	(2,300,000)	133,958
Goldman Sachs Bank USA	227,199	—	—	(227,199)	—
Goldman Sachs International	8,546,843	(4,434,215)	—	(4,112,628)	—
HSBC Bank plc	27,800	(27,800)	—	—	—
JPMorgan Chase Bank NA	6,498,121	(6,498,121)	—	—	—
Morgan Stanley &Co. International plc	4,383,410	(1,463,460)	—	(2,530,000)	389,950

	$67,593,325	$(56,654,741)	$—	$(10,414,676)	$523,908

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities:
Cayman Islands	$—	$55,245,126	$—	$55,245,126
European Union	—	3,919,515	—	3,919,515
Ireland	—	61,007,338	—	61,007,338
Netherlands	—	19,764,481	—	19,764,481
United States	—	34,915,195	4,414,952	39,330,147
Common Stocks:

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

	Level 1	Level 2	Level 3	Total
Netherlands	$—	$2,976,127	$—	$2,976,127
United States	21,349,423	—	295,357	21,644,780
Corporate Bonds
Australia	—	3,136,169	—	3,136,169
Austria	—	254,296	—	254,296
Bahrain	—	388,763	—	388,763
Belgium	—	13,809,843	—	13,809,843
Canada	—	39,231,885	—	39,231,885
Cayman Islands	—	470,309	—	470,309
China	—	86,475,423	—	86,475,423
Czech Republic	—	879,736	—	879,736
Denmark	—	553,491	—	553,491
Finland	—	193,952	—	193,952
France	—	27,072,199	—	27,072,199
Germany	—	39,793,425	—	39,793,425
Ghana	—	4,630,469	—	4,630,469
Guernsey	—	581,966	—	581,966
Hong Kong	—	14,759,769	—	14,759,769
India	—	5,781,804	—	5,781,804
Indonesia	—	4,422,101	—	4,422,101
Ireland	—	32,196,187	—	32,196,187
Israel	—	19,598,020	—	19,598,020
Italy	—	52,226,015	—	52,226,015
Japan	—	19,060,248	—	19,060,248
Jersey	—	1,815,070	—	1,815,070
Kuwait	—	248,438	—	248,438
Luxembourg	—	110,403,730	—	110,403,730
Macau	—	740,131	—	740,131
Malaysia	—	826,614	—	826,614
Mexico	—	116,240	—	116,240
Netherlands	—	66,722,602	—	66,722,602
Norway	—	157,590	—	157,590
Philippines	—	637,117	—	637,117
Portugal	—	11,860,813	—	11,860,813
Singapore	—	5,959,430	—	5,959,430
South Africa	—	226,366	—	226,366
South Korea	—	6,295,648	—	6,295,648
Spain	—	108,098,804	—	108,098,804
Sweden	—	4,751,937	—	4,751,937
Switzerland	—	12,021,299	—	12,021,299
Turkey	—	10,747,787	—	10,747,787
United Arab Emirates	—	3,634,650	—	3,634,650
United Kingdom	—	138,591,306	1,696,440	140,287,746
United States	—	910,160,798	45,944,179	956,104,977
Vietnam	—	1,468,012	—	1,468,012
Zambia	—	28,925,219	—	28,925,219
Floating Rate Loan Interests:
Australia	—	202,912	—	202,912
Bermuda	—	169,237	—	169,237
Canada	—	6,475,369	1,618,544	8,093,913
European Union	—	306,198	—	306,198
France	—	5,118,884	—	5,118,884
Germany	—	14,178,321	—	14,178,321
Ireland	—	3,602,247	—	3,602,247
Luxembourg	—	12,520,860	20,128,098	32,648,958
Netherlands	—	11,693,552	153,737	11,847,289
Norway	—	—	2,205,697	2,205,697
Poland	—	2,689,678	—	2,689,678
Puerto Rico	—	350,338	—	350,338
Spain	—	5,665,989	—	5,665,989
Sweden	—	18,004,254	—	18,004,254
Switzerland	—	10,756,200	—	10,756,200
United Kingdom	—	25,047,048	2,211,233	27,258,281
United States	—	269,777,956	33,059,607	302,837,563
Foreign Agency Obligations(a)	—	22,853,870	—	22,853,870
Foreign Government Obligations(a)	—	6,805,355	—	6,805,355

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$14,718,900	$—	$—	$14,718,900
Non-Agency Mortgage-Backed Securities(a)	—	20,212,733	—	20,212,733
Preferred Securities(a)	—	43,354,117	—	43,354,117
U.S. Treasury Obligations	—	41,443,075	—	41,443,075
Warrants(a)	—	81,033	—	81,033
Short-Term Securities:
Borrowed Bond Agreements	—	437,659,124	—	437,659,124
Money Market Funds	354,067,884	—	—	354,067,884
Options Purchased:
Credit contracts	—	971,642	—	971,642
Equity contracts	6,496,195	—	—	6,496,195
Interest rate contracts	58,750	—	—	58,750
Unfunded Floating Rate Loan Interests(b)	—	764	—	764
Liabilities:
Investments:
Borrowed Bonds	—	(429,840,909)	—	(429,840,909)
Investment Sold Short
Corporate Bonds(a)	—	(6,097,500)	—	(6,097,500)
Unfunded Floating Rate Loan Interests(b)	—	(155)	—	(155)

	$396,691,152	$2,491,755,645	$111,727,844	$3,000,174,641

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$8,673,761	$—	$8,673,761
Equity contracts	—	1,029,144	—	1,029,144
Foreign currency exchange contracts	—	40,252,921	—	40,252,921
Interest rate contracts	1,065,922	160,836	—	1,226,758
Liabilities:
Credit contracts	—	(18,842,725)	—	(18,842,725)
Equity contracts	(1,701,179)	—	—	(1,701,179)
Foreign currency exchange contracts	—	(16,745,547)	—	(16,745,547)
Interest rate contracts	(2,925,169)	(3,456,737)	—	(6,381,906)

	$(3,560,426)	$11,071,653	$—	$7,511,227

(a)	See above Schedule of Investments for values in each country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $70,309,522 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Investments:
Assets:
Opening balance, as of July 31, 2018	$55,460,302	$393,247	$37,353	$85,521,805	$992,755	$142,405,462
Transfers into level 3(a)	4,437,537	—	31,113,000	11,555,784	—	47,106,321
Transfers out of level 3	(11,847,875)	—	—	(15,914,237)	—	(27,762,112)
Accrued discounts/premiums	2,771	—	1,633	71,232	—	75,636
Net realized gain (loss)	(7,341,982)	—	11,547	(1,465,999)	(26,888)	(8,823,322)
Net change in unrealized appreciation (depreciation)(b)(c)	(2,921,749)	(97,890)	773,655	(666,048)	476,114	(2,435,918)
Purchases	(5,169,822)	—	20,475,360	35,174,020	—	50,479,558
Sales	(28,204,230)	—	(4,771,929)	(54,899,641)	(1,441,981)	(89,317,781)

Closing balance, as of July 31, 2019	$4,414,952	$295,357	$47,640,619	$59,376,916	$—	$111,727,844

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2019(c)	$(8,936,733)	$(97,890)	$776,354	$(682,685)	$—	$(8,940,954)

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Global Long/Short Credit Fund

(a)

As of July 31, 2018, the Fund used observable inputs in determining the value of certain investments. As of July 31, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	63

Statement of Assets and Liabilities

July 31, 2019

BlackRock Global Long/ Short Credit Fund

ASSETS
Investments at value — unaffiliated (cost — $3,133,917,551)	$3,083,342,680
Investments at value — affiliated (cost — $352,769,761)	352,769,761
Due from broker	1,416,941
Cash pledged:
Collateral — reverse repurchase agreements	6,745,716
Collateral — OTC derivatives	39,340,000
Futures contracts	3,718,880
Centrally cleared swaps	4,849,710
Foreign currency at value (cost — $54,018,044)	53,389,963
Receivables:
Investments sold	162,592,044
Swaps	400,039
Capital shares sold	6,084,313
Dividends — affiliated	284,479
Interest — unaffiliated	30,937,681
Variation margin on futures contracts	287,457
Variation margin on centrally cleared swaps	327,294
Swap premiums paid	27,132,491
Unrealized appreciation on:
Forward foreign currency exchange contracts	40,252,921
OTC swaps	9,631,892
Unfunded floating rate loan interests	764
Prepaid expenses	60,849

Total assets	3,823,565,875

LIABILITIES
Investments sold short, at value (proceeds $6,098,500)	6,097,500
Bank overdraft	16,700,392
Cash received as collateral for OTC derivatives	15,220,000
Borrowed bonds at value (proceeds $420,749,075)	429,840,909
Options written at value (premium received $2,431,261)	1,495,275
Reverse repurchase agreements at value	70,309,522
Payables:
Investments purchased	158,826,191
Administration fees	135,451
Capital shares redeemed	10,335,429
Interest expense	4,861,785
Investment advisory fees	2,367,403
Trustees’ and Officer’s fees	19,359
Other affiliates	12,274
Service and distribution fees	120,500
Variation margin on futures contracts	749,501
Other accrued expenses	1,606,058
Swap premiums received	33,322,267
Unrealized depreciation on:
Forward foreign currency exchange contracts	16,745,547
OTC swaps	17,370,445
Unfunded floating rate loan interests	155

Total liabilities	786,135,963

NET ASSETS	$3,037,429,912

NET ASSETS CONSIST OF
Paid-in capital	$3,463,190,763
Accumulated loss	(425,760,851)

NET ASSETS	$3,037,429,912

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (continued)

July 31, 2019

BlackRock Global Long/ Short Credit Fund

NET ASSET VALUE
Institutional — Based on net assets of $1,747,346,347 and 173,850,090 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.05

Investor A — Based on net assets of $117,093,241 and 11,674,509 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.03

Investor C — Based on net assets of $68,929,696 and 7,017,855 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.82

Class K — Based on net assets of $1,104,060,628 and 109,761,383 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.06

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statement of Operations

Year Ended July 31, 2019

BlackRock Global Long/ Short Credit Fund

INVESTMENT INCOME
Dividends — affiliated	$2,559,727
Dividends — unaffiliated	585,502
Interest — unaffiliated	191,233,277
Foreign taxes withheld	(90,842)

Total investment income	194,287,664

EXPENSES
Investment advisory	30,898,995
Transfer agent — class specific	1,605,246
Administration	1,283,973
Service and distribution — class specific	1,173,407
Accounting services	584,115
Board realignment and consolidation	549,540
Administration — class specific	512,824
Registration	284,129
Custodian	247,540
Professional	244,443
Trustees and Officer	52,392
Printing	52,383
Recoupment of past waived and/or reimbursed fees — class specific	10,062
Miscellaneous	100,547

Total expenses excluding dividend expense, interest expense, broker fees and expenses on short sales	37,599,596
Dividends expense — affiliated	305,435
Dividends expense — unaffiliated	340
Interest expense	31,754,296
Broker fees and expenses on short sales	31,348

Total expenses	69,691,015
Less:
Fees waived and/or reimbursed by the Manager	(643,694)

Total expenses after fees waived and/or reimbursed	69,047,321

Net investment income	125,240,343

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (continued)

Year Ended July 31, 2019

BlackRock Global Long/ Short Credit Fund

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(43,746)
Investments — unaffiliated	(114,164,249)
Borrowed bonds	(1,761,767)
Forward foreign currency exchange contracts	53,030,242
Foreign currency transactions	(12,687,611)
Futures contracts	(12,139,700)
Options written	7,885,207
Payment by affiliate	130,015 (a)
Short sales — affiliated	353,231
Short sales — unaffiliated	(3,304,965)
Swaps	(27,091,914)

(109,795,257)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	60,125,901
Borrowed bonds	(15,807,647)
Forward foreign currency exchange contracts	30,615,001
Foreign currency translations	(941,786)
Futures contracts	(1,206,121)
Options written	(894,143)
Short sales — affiliated	(33,893)
Short sales — unaffiliated	101,877
Swaps	(6,504,107)
Unfunded floating rate loan interests	165,289

65,620,371

Net realized and unrealized loss	(44,174,886)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$81,065,457

(a)	Includes payments by an affiliate of $130,015 to compensate for trade operating errors.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets

	BlackRock Global Long/Short Credit Fund
	Year Ended July 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$125,240,343	$128,056,043
Net realized gain (loss)	(109,795,257)	32,196,188
Net change in unrealized appreciation (depreciation)	65,620,371	(114,008,136)

Net increase in net assets resulting from operations	81,065,457	46,244,095

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(114,367,305)	(27,141,988)
Investor A	(7,754,820)	(1,213,068)
Investor C	(3,937,964)	—
Class K	(73,940,029)	(16,645,107)

Decrease in net assets resulting from distributions to shareholders	(200,000,118)	(45,000,163)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(741,294,544)	(135,476,053)

NET ASSETS(b)
Total decrease in net assets	(860,229,205)	(134,232,121)
Beginning of year	3,897,659,117	4,031,891,238

End of year	$3,037,429,912	$3,897,659,117

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund
	Institutional
	Year Ended July 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$10.36		$10.36		$9.91	$10.51	$10.95

Net investment income(a)	0.37		0.33		0.30	0.27	0.28
Net realized and unrealized gain (loss)	(0.10)		(0.21)		0.15	(0.37)	(0.26)

Net increase (decrease) from investment operations	0.27		0.12		0.45	(0.10)	0.02

Distributions(b)
From net investment income	(0.58)		(0.12)		—	(0.50)	(0.34)
From net realized gain	—		—		—	—	(0.12)

Total distributions	(0.58)		(0.12)		—	(0.50)	(0.46)

Net asset value, end of year	$10.05		$10.36		$10.36	$9.91	$10.51

Total Return(c)
Based on net asset value	2.83	%(d)	1.16	%(d)	4.54%	(0.92)%	0.20%

Ratios to Average Net Assets(e)
Total expenses	2.03%		2.00%		1.86%	2.08%	1.73%

Total expenses after fees waived and/or reimbursed	2.01%		1.98%		1.86%	2.07%	1.72%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	1.07%		1.05%		1.08%	1.09%	1.07%

Net investment income	3.67%		3.21%		2.91%	2.69%	2.63%

Supplemental Data
Net assets, end of year (000)	$1,747,346		$2,305,172		$3,640,459	$3,378,151	$4,505,530

Portfolio turnover rate	226%		185%		229%	253%	211%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund
	Investor A
	Year Ended July 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$10.33		$10.31		$9.88	$10.48	$10.93

Net investment income(a)	0.34		0.31		0.26	0.24	0.25
Net realized and unrealized gain (loss)	(0.10)		(0.23)		0.17	(0.36)	(0.27)

Net increase (decrease) from investment operations	0.24		0.08		0.43	(0.12)	(0.02)

Distributions(b)
From net investment income	(0.54)		(0.06)		—	(0.48)	(0.31)
From net realized gain	—		—		—	—	(0.12)

Total distributions	(0.54)		(0.06)		—	(0.48)	(0.43)

Net asset value, end of year	$10.03		$10.33		$10.31	$9.88	$10.48

Total Return(c)
Based on net asset value	2.60	%(d)	0.81	%(d)	4.35%	(1.15)%	(0.10)%

Ratios to Average Net Assets(e)
Total expenses	2.29	%(f)	2.25%		2.13%	2.29%	1.98%

Total expenses after fees waived and/or reimbursed	2.27%		2.24%		2.12%	2.29%	1.98%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	1.33%		1.31%		1.35%	1.34%	1.33%

Net investment income	3.43%		2.99%		2.63%	2.41%	2.36%

Supplemental Data
Net assets, end of year (000)	$117,093		$168,471		$228,373	$422,079	$1,032,811

Portfolio turnover rate	226%		185%		229%	253%	211%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended July 31, 2019, the expense ratio would have been 2.28%.

See notes to financial statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund
	Investor C
	Year Ended July 31,
	2019		2018		2017	2016	2015

Net asset value, beginning of year	$10.12		$10.10		$9.76	$10.38	$10.87

Net investment income(a)	0.26		0.23		0.19	0.17	0.17
Net realized and unrealized gain (loss)	(0.10)		(0.21)		0.15	(0.36)	(0.26)

Net increase (decrease) from investment operations	0.16		0.02		0.34	(0.19)	(0.09)

Distributions(b)
From net investment income	(0.46)		—		—	(0.43)	(0.28)
From net realized gain	—		—		—	—	(0.12)

Total distributions	(0.46)		—		—	(0.43)	(0.40)

Net asset value, end of year	$9.82		$10.12		$10.10	$9.76	$10.38

Total Return(c)
Based on net asset value	1.72	%(d)	0.20	%(d)	3.48%	(1.85)%	(0.82)%

Ratios to Average Net Assets(e)
Total expenses	3.05	%(f)	3.02%		2.87%	3.06%	2.72%

Total expenses after fees waived and/or reimbursed	3.03%		3.01%		2.87%	3.06%	2.72%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	2.09%		2.08%		2.10%	2.09%	2.07%

Net investment income	2.65%		2.25%		1.88%	1.69%	1.64%

Supplemental Data
Net assets, end of year (000)	$68,930		$100,645		$132,965	$215,364	$342,148

Portfolio turnover rate	226%		185%		229%	253%	211%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	—%

(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Credit Fund
	Class K
	Year Ended July 31,					Period from 03/28/16(a) to 07/31/16
	2019		2018		2017

Net asset value, beginning of period	$10.37		$10.37		$9.92	$9.70

Net investment income(b)	0.38		0.35		0.30	0.11
Net realized and unrealized gain (loss)	(0.11)		(0.21)		0.15	0.11

Net increase from investment operations	0.27		0.14		0.45	0.22

Distributions from net investment income(c)	(0.58)		(0.14)		—	—

Net asset value, end of period	$10.06		$10.37		$10.37	$9.92

Total Return(d)
Based on net asset value	2.91	%(e)	1.34	%(e)	4.54%	2.27	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.96%		1.94%		1.79%	2.14	%(h)

Total expenses after fees waived and/or reimbursed	1.94%		1.93%		1.79%	2.14	%(h)

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	1.00%		0.99%		1.02%	1.01	%(h)

Net investment income	3.75%		3.33%		2.97%	3.35	%(h)

Supplemental Data
Net assets, end of period (000)	$1,104,061		$1,323,371		$30,093	$27,712

Portfolio turnover rate	226%		185%		229%	253%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period from 03/28/16(a) to 07/31/16
	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(h)	Annualized.

See notes to financial statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Long/Short Credit Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the Fixed-Income Complex.

Reorganization: The Board of Trustees of BlackRock FundsSM approved an Agreement and Plan of Reorganization with respect to the following target fund (the “Target Fund”), pursuant to which the Target Fund reorganized into a newly created series (the “Acquiring Fund”) of BlackRock Funds IV, a newly organized Massachusetts business trust. This reorganization (the “Reorganization”) closed on September 17, 2018 and was not subject to approval by shareholders of the Target Fund.

Target Fund	Target Fund’s Registrant	Acquiring Fund	Acquiring Fund’s Registrant
BlackRock Global Long/Short Credit Fund	BlackRock Funds	BlackRock Global Long/Short Credit Fund	BlackRock Funds IV

The Reorganization was effected in connection with the reconfiguration of the boards of directors/trustees of certain BlackRock-advised funds.

The Acquiring Fund has the same investment objective, strategies and policies, investment adviser, sub-adviser, portfolio management team and service providers as the Target Fund. The Target Fund is the performance and accounting survivor of the Reorganization, meaning that the Acquiring Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. In addition, the Acquiring Fund is subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the Target Fund as of the date of the Reorganization. The Reorganization was tax-free, meaning that the Target Fund’s shareholders became shareholders of the Acquiring Fund without realizing any gain or loss for federal income tax purposes.

As a result, the Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund. Each shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on September 14, 2018.

The Reorganization was accomplished by a tax-free exchange of shares of the Acquiring Fund in the following amounts and at the following conversion ratio:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares Post-Reorganization
BlackRock Global Long/Short Credit Fund	374,796,054	1	374,796,054

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Prior to the Reorganization, the Acquiring Fund had not yet commenced operations and had no assets or liabilities. The Target Fund’s net assets, fair value and cost of investments and derivative financial instruments prior to the Reorganization was as follows:

Target Fund	Net Assets	Fair Value of Investments	Cost of Investments
BlackRock Global Long/Short Credit Fund	$3,895,440,220	$3,995,285,963	$4,091,402,212

Prior to the Reorganization’s effective date, the Target Fund began to incur expenses in connection with the realignment and consolidation of the boards of directors/trustees of certain BlackRock-advised funds. These expenses and liabilities have been assumed by the Acquiring Fund. The Manager has voluntarily agreed to reimburse certain Acquiring Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements   (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with the Fund’s investment policies.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid at least annually. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on their relative net assets or other appropriate methods.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Commodity-Linked Notes are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. The Fund’s pricing service utilizes valuation models, which incorporate a number of transaction specific data factors, such as the performance return multiple and upfront interest paid, as well as the price of the underlying index.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements   (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach.

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements   (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests.

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Allied Universal Holdco LLC, Delayed Draw Term Loan	$65,810	$65,152	$65,916	$764
BCPE Empire Holdings, Delayed Draw Term Loan	27,595	27,595	27,440	(155)

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended July 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $264,676,122 and 1.05%, respectively.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Reverse Repurchase Agreements	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (c)	Cash Collateral Pledged	Net Collateral (Received) / Pledged (c)	Net Exposure Due (to) / from Counterparty (d)
Amherst Pierpont Securities LLC	$3,097,238	$—	$(3,093,377)	$3,861	$—	$—	$—	$—	$—	$3,861
Barclays Bank plc	135,195,374	(3,113,149)	(131,593,853)	488,372	—	—	3,113,149	—	3,113,149	3,601,521	(e)
BNP Paribas SA	15,318,487	(2,651,064)	(15,834,915)	(3,167,492)	—	—	3,167,492	—	3,167,492	—
Citigroup Global Markets, Inc.	41,107,388	—	(42,909,207)	(1,801,819)	—	—	—	1,525,402	1,525,402	(276,417)
Credit Suisse Securities USA LLC	32,542,740	—	(33,465,912)	(923,172)	—	—	—	684,314	684,314	(238,858)
Goldman Sachs International	5,300,283	—	(5,097,683)	202,600	—	—	—	—	—	202,600
J.P. Morgan Securities LLC	11,920,171	(41,633,291)	(11,949,390)	(41,662,510)	—	—	41,662,510	—	41,662,510	—
J.P. Morgan Securities plc	88,029,261	(1,333,686)	(90,640,451)	(3,944,876)	—	—	1,659,365	2,285,511	3,944,876	—
Merrill Lynch International	8,399,274	—	(8,541,600)	(142,326)	—	—	—	142,326	142,326	—
RBC Capital Markets, LLC	91,252,350	(21,578,332)	(85,525,867)	(15,851,849)	—	—	21,578,332	—	21,578,332	5,726,483	(f)
RBC Europe Ltd.	5,496,558	—	(6,050,439)	(553,881)	—	—	—	553,881	553,881	—

	$437,659,124	$(70,309,522)	$(434,702,694)	$(67,353,092)	$—	$—	$71,180,848	$5,191,434	$76,372,282	$9,019,190

(a)	Included in Investments at value-unaffiliated in the Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $4,861,785 which is included in interest expense payable in the Statement of Assets and Liabilities.
(c)

Net collateral, including accrued interest, with a value of $73,684,018 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
(e)	Borrowed bond agreement with a value of $4,466,688 has been purchased and is pending settlement as of July 31, 2019.
(f)	Borrowed bond agreement with a value of $8,170,500 has been purchased and is pending settlement as of July 31, 2019.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements   (continued)

position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written on the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements   (continued)

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.95%
$1 Billion — $3 Billion	0.89
$3 Billion — $5 Billion	0.86
$5 Billion — $6.5 Billion	0.83
$6.5 Billion — $10 Billion	0.80
Greater than $10 Billion	0.76

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide for that portion of the Fund for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is a equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Investor A	$339,475
Investor C	833,932
$1,173,407

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.015% of the average daily net assets of each respective class.

For the year ended July 31, 2019, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

Institutional	$298,847
Investor A	20,371
Investor C	12,510
Class K	181,096
$512,824

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$4,569
Investor C	6
$4,575

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$7,474
Investor A	1,144
Investor C	2,116
Class K	3,813
$14,547

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements   (continued)

For the year ended July 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$1,423,638
Investor A	97,612
Investor C	71,742
Class K	12,254
$1,605,246

Other Fees: For the year ended July 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $996.

For the year ended July 31, 2019, affiliates received CDSCs as follows:

Investor A	$7,414
Investor C	6,371

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2019, the amount waived was $83,195.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2019, the Fund waived $10,959 in investment advisory fees pursuant to this arrangement.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2019, the amount reimbursed was $549,540.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.20%
Investor A	1.40
Investor C	2.15
Class K	1.15

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2019, there were no fees waived and/or reimbursed by the Manager.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended July 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Investor A	$7,758
Investor C	2,304
$10,062

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: During the year ended July 31, 2019, the Fund received reimbursements of $130,015 from an affiliate, which is included in payments by affiliates in the Statement of Operations, related to operating events.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$13,466,393
Sales	53,546,899
Net Realized Loss	(212,846)

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, including paydowns, excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$6,743,962,269	$8,519,411,620
U.S. Government Securities	1,127,543,778	1,123,830,102

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	07/31/19	07/31/18
Ordinary income	$200,000,118	$45,000,163

As of period end, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$59,841,654
Non-expiring capital loss carryforwards (a)	(386,388,423)
Net unrealized losses (b)	(99,214,082)

$(425,760,851)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the classification of investments, dividends recognized for tax purposes and the accounting for swap agreements..

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements   (continued)

As of July 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,496,467,415

Gross unrealized appreciation	$105,597,332
Gross unrealized depreciation	(188,724,008)

Net unrealized depreciation	$(83,126,676)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	48,991,655	$487,797,446	66,318,476	$690,318,429
Shares issued in reinvestment of distributions	9,415,832	90,297,831	2,110,404	21,842,675
Shares redeemed	(107,040,864)	(1,068,527,141)	(197,395,817)	(2,050,140,373)

Net decrease	(48,633,377)	$(490,431,864)	(128,966,937)	$(1,337,979,269)

Investor A
Shares sold and automatic conversion of shares	2,023,087	$20,240,257	3,146,070	$32,632,057
Shares issued in reinvestment of distributions	723,582	6,939,151	108,563	1,122,546
Shares redeemed	(7,375,676)	(73,363,833)	(9,112,169)	(94,428,105)

Net decrease	(4,629,007)	$(46,184,425)	(5,857,536)	$(60,673,502)

Investor C
Shares sold	305,154	$3,008,094	924,187	$9,412,536
Shares issued in reinvestment of distributions	380,544	3,588,532	—	—
Shares redeemed and automatic conversion of shares	(3,617,837)	(35,433,484)	(4,144,923)	(42,094,040)

Net decrease	(2,932,139)	$(28,836,858)	(3,220,736)	$(32,681,504)

Class K
Shares sold	32,772,447	$330,392,565	140,558,187	$1,460,961,828
Shares issued in reinvestment of distributions	236,751	2,272,811	50,834	526,639
Shares redeemed	(50,861,196)	(508,506,773)	(15,896,269)	(165,630,245)

Net increase (decrease)	(17,851,998)	$(175,841,397)	124,712,752	$1,295,858,222

Total Net Decrease	(74,046,521)	$(741,294,544)	(13,332,457)	$(135,476,053)

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements   (continued)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

Share Class	Net Investment Income
Institutional	$(27,141,988)
Investor A	(1,213,068)
Class K	(16,645,107)

Undistributed (distributions in excess of) net investment income as of July 31, 2018 was $110,459,848.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds IV and Shareholders of BlackRock Global Long/Short Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Long/Short Credit Fund (one of the funds constituting BlackRock Funds IV referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 24, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended July 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Date	12/24/18
Qualified Dividend Income for Individuals(a)		9.50%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)		1.11
Federal Obligation Interest(b)		0.89
Interest-Related Dividends for Non-U.S. Residents(c)		47.17

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	89

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds IV (the “Trust”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Global Long/Short Credit Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between (1) the Manager and BlackRock International Limited (“BIL”) and (2) the Manager and BlackRock (Singapore) Limited (“BRS” and together with “BIL,” the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the third quartile against its Performance Peers.

In light of the Fund’s outcome oriented objective, the Board noted that BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and that BlackRock has explained its rationale for this belief to the Board. The Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one-, three-, and five-year periods, the Fund underperformed its total return target. The overall risk of the Fund, as measured by the standard deviation of returns, was below its target range for each of the periods. The Board and BlackRock reviewed the Fund’s underperformance.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	91

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Trustee (2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Trustee (2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Trustee (2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	93

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Catherine A. Lynch (d) 1961	Trustee (2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock International Limited

Edinburgh, EH3 8BL,

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	95

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	97

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

IDR	Indonesian Rupiah

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FDR	Fiduciary Depositary Receipt

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

OTC	Over-the-counter

PIK	Payment-In-Kind

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SCA	Svenska Cellulosa Aktiebolaget

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depositary Receipts

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSGLSCMT-7/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Long/Short Credit Fund	$74,100	$69,300	$0	$0	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Long/Short Credit Fund	$0	$0

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date:	October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date:	October 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date:	October 4, 2019